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                                CREDIT AGREEMENT

                                   DATED AS OF
                                DECEMBER 15, 1997




                                      AMONG

                          THE STANDARD REGISTER COMPANY
                                   AS BORROWER



                     THE LENDING INSTITUTIONS NAMED THEREIN
                                   AS LENDERS




                          KEYBANK NATIONAL ASSOCIATION
                             AS ADMINISTRATIVE AGENT


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                                TABLE OF CONTENTS
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SECTION 1.        DEFINITIONS AND TERMS...........................................................................1
         1.1.     Certain Defined Terms...........................................................................1
         1.2.     Computation of Time Periods....................................................................14
         1.3.     Accounting Terms...............................................................................14
         1.4.     Terms Generally................................................................................14

SECTION 2.        AMOUNT AND TERMS OF LOANS......................................................................15
         2.1.     Commitments for Revolving Loans................................................................15
         2.2.     Procedures for Revolving Borrowings............................................................15
         2.3.     Pro Rata Revolving Borrowings..................................................................17
         2.4.     Competitive Bid Loans..........................................................................17
         2.5.     Refunding of, or Participation in, Swing Line Revolving Loans..................................20
         2.6.     Notes..........................................................................................21
         2.7.     Conversions of General Revolving Loans.........................................................22
         2.8.     Interest on Revolving Loans....................................................................23
         2.9.     Interest Periods...............................................................................24
         2.10.    Increased Costs, Illegality, etc...............................................................25
         2.11.    Breakage Compensation..........................................................................26
         2.12.    Change of Lending Office; Replacement of Lenders...............................................27

SECTION 3.        FEES...........................................................................................27
         3.1.     Facility Fee...................................................................................27
         3.2.     Other Fees.....................................................................................28
         3.3.     Computations of  Fees..........................................................................28

SECTION 4.        COMMITMENTS....................................................................................28
         4.1.     Voluntary Termination/Reduction of Commitments.................................................28
         4.2.     Mandatory Termination of Commitments, etc......................................................29
         4.3.     Extension of Maturity Dates....................................................................29

SECTION 5.        PAYMENTS.......................................................................................29
         5.1.     Voluntary Prepayments of Revolving Loans.......................................................29
         5.2.     Mandatory Prepayments..........................................................................30
         5.3.     Method and Place of Payment....................................................................31
         5.4.     Net Payments...................................................................................31
         5.5.     Withholding Tax Exemption......................................................................31

SECTION 6.        CONDITIONS PRECEDENT...........................................................................32
         6.1.     Conditions Precedent at Initial Borrowing Date.................................................32
         6.2.     Conditions Precedent to All Loans (other than Competitive Bid Borrowings)......................33
         6.3.     Conditions Precedent to Each Competitive Bid Borrowing.........................................33

SECTION 7.        REPRESENTATIONS AND WARRANTIES.................................................................34
         7.1.     Corporate Status, etc..........................................................................34
         7.2.     Subsidiaries...................................................................................34
         7.3.     Corporate Power and Authority, etc.............................................................34
         7.4.     No Violation...................................................................................34
         7.5.     Governmental Approvals.........................................................................34
         7.6.     Litigation.....................................................................................35
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         7.7.     Use of Proceeds; Margin Regulations............................................................35
         7.8.     Financial Statements, etc......................................................................35
         7.9.     No Material Adverse Change.....................................................................36
         7.10.    Tax Returns and Payments.......................................................................36
         7.11.    Title to Properties, etc.......................................................................36
         7.12.    Lawful Operations, etc.........................................................................36
         7.13.    Environmental Matters..........................................................................36
         7.14.    Compliance with ERISA..........................................................................37
         7.15.    Intellectual Property, etc.....................................................................37
         7.16.    Investment Company.............................................................................37
         7.17.    Existing Indebtedness..........................................................................37
         7.18.    True and Complete Disclosure...................................................................38

SECTION 8.        AFFIRMATIVE COVENANTS..........................................................................38
         8.1.     Reporting Requirements.........................................................................38
         8.2.     Books, Records and Inspections.................................................................40
         8.3.     Insurance......................................................................................40
         8.4.     Payment of Taxes and Claims....................................................................41
         8.5.     Corporate Franchises...........................................................................41
         8.6.     Good Repair....................................................................................41
         8.7.     Compliance with Statutes, etc..................................................................41
         8.8.     Compliance with Environmental Laws.............................................................41
         8.9.     Fiscal Years, Fiscal Quarters..................................................................41
         8.10.    Hedge Agreements, etc..........................................................................42
         8.11.    Most Favored Covenant Status...................................................................42
         8.12.    Senior Debt....................................................................................42

SECTION 9.        NEGATIVE COVENANTS.............................................................................42
         9.1.     Changes in Business............................................................................42
         9.2.     Consolidation, Merger, or Sale of Assets, etc..................................................42
         9.3.     Liens..........................................................................................43
         9.4.     Indebtedness...................................................................................44
         9.5.     Consolidated Debt/Consolidated Total Capital Ratio.............................................45
         9.6.     Interest Coverage Ratio........................................................................45
         9.7.     Transactions with Affiliates...................................................................45
         9.8.     Plan Terminations, Minimum Funding, etc........................................................45

SECTION 10.       EVENTS OF DEFAULT..............................................................................45
         10.1.    Events of Default..............................................................................45
         10.2.    Acceleration, etc..............................................................................46
         10.3.    Application of Liquidation Proceeds............................................................47

SECTION 11.       THE ADMINISTRATIVE AGENT.......................................................................47
         11.1.    Appointment....................................................................................47
         11.2.    Delegation of Duties...........................................................................48
         11.3.    Exculpatory Provisions.........................................................................48
         11.4.    Reliance by Administrative Agent...............................................................48
         11.5.    Notice of Default..............................................................................48
         11.6.    Non-Reliance...................................................................................48
         11.7.    Indemnification................................................................................49
         11.8.    The Administrative Agent in Individual Capacity................................................49
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         11.9.    Successor Administrative Agent.................................................................49
         11.10.   Other Agents...................................................................................49

SECTION 12.       MISCELLANEOUS..................................................................................50
         12.1.    Payment of Expenses etc........................................................................50
         12.2.    Right of Setoff................................................................................51
         12.3.    Notices........................................................................................51
         12.4.    Benefit of Agreement...........................................................................51
         12.5.    No Waiver: Remedies Cumulative.................................................................53
         12.6.    Payments Pro Rata..............................................................................54
         12.7.    Calculations: Computations.....................................................................54
         12.8.    Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury Trial.........................54
         12.9.    Counterparts...................................................................................55
         12.10.   Effectiveness..................................................................................55
         12.11.   Headings Descriptive...........................................................................55
         12.12.   Amendment or Waiver............................................................................55
         12.13.   Survival of Indemnities........................................................................55
         12.14.   Domicile of Loans..............................................................................55
         12.15.   Confidentiality................................................................................56
         12.16.   Lender Register................................................................................56
         12.17.   No Duty........................................................................................56
         12.18.   Lenders and Agent Not Fiduciary to Borrower, etc...............................................56
         12.19.   Survival of Representations and Warranties.....................................................57
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ANNEX I           -        INFORMATION AS TO LENDERS
ANNEX II          -        INFORMATION AS TO SUBSIDIARIES
ANNEX III         -        DESCRIPTION OF EXISTING INDEBTEDNESS
ANNEX IV          -        DESCRIPTION OF EXISTING LIENS


EXHIBIT A-1       -        FORM OF GENERAL REVOLVING NOTE
EXHIBIT A-2       -        FORM OF SWING LINE REVOLVING NOTE
EXHIBIT A-3       -        FORM OF COMPETITIVE BID NOTE
EXHIBIT B-1       -        FORM OF NOTICE OF REVOLVING BORROWING
EXHIBIT B-2       -        FORM OF NOTICE OF COMPETITIVE BID BORROWING
EXHIBIT B-3       -        FORM OF NOTICE OF CONVERSION
EXHIBIT C         -        FORM OF OPINION OF SPECIAL COUNSEL TO THE BORROWER
EXHIBIT D         -        FORM OF ASSIGNMENT AGREEMENT
EXHIBIT E         -        FORM OF DESIGNATION AGREEMENT


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

         CREDIT AGREEMENT, dated as of December 15, 1997, among the following:

                  (i) THE STANDARD REGISTER COMPANY, an Ohio corporation (herein, together with its successors and assigns, the "BORROWER");

                  (ii) the lending institutions listed in Annex I hereto (each of which is a "LENDER"); and

                  (iii) KEYBANK NATIONAL ASSOCIATION, a national banking association, as administrative agent (the "ADMINISTRATIVE AGENT"):


         PRELIMINARY STATEMENTS:

         (1) Unless otherwise defined herein, all capitalized terms used herein and defined in section 1 are used herein as so defined.

         (2) The Borrower has applied to the Lenders for credit facilities in order to finance acquisitions and to provide working capital and funds for other lawful purposes.

         (3) Subject to and upon the terms and conditions set forth herein, the Lenders are willing to make available to the Borrower the credit facilities provided for herein.

         (4) At the Effective Date, KeyBank is the only Lender hereunder. It is contemplated that, on or prior to the Syndication Date, KeyBank will syndicate portions of its General Revolving Loans and General Revolving Commitment to new Lenders who will become parties hereto in accordance with section 12.4(b).


         NOW, THEREFORE, it is agreed:


         SECTION 1. DEFINITIONS AND TERMS.

         1.1. CERTAIN DEFINED TERMS. As used herein, the following terms shall have the meanings herein specified unless the context otherwise requires:

         "ADMINISTRATIVE AGENT" shall have the meaning provided in the first paragraph of this Agreement and shall include any successor to the Administrative Agent appointed pursuant to section 11.9.

         "AFFILIATE" shall mean, with respect to any person, any other person directly or indirectly controlling, controlled by, or under direct or indirect common control with such person. A person shall be deemed to control a second person if such first person possesses, directly or indirectly, the power (i) to vote 20% or more of the securities having ordinary voting power for the election of directors or managers of such second person or (ii) to direct or cause the direction of the management and policies of such second person, whether through the ownership of voting securities, by contract or otherwise. Notwithstanding the foregoing, (x) a director, officer or employee of a person shall not, solely by reason of such status, be considered an Affiliate of such person; and (y) neither the Administrative Agent nor any Lender shall in any event be considered an Affiliate of the Borrower or any of its Subsidiaries.

         "AGREEMENT" shall mean this Credit Agreement, as the same may be from time to time further modified, amended and/or supplemented.

         "APPLICABLE EURODOLLAR MARGIN" shall have the meaning provided in section 2.8(g).

         "APPLICABLE FACILITY FEE RATE" shall have the meaning provided in section 4.1(a).

         "APPLICABLE LENDING OFFICE" shall mean, with respect to each Lender,
(i) such Lender's Domestic Lending Office in the case of Revolving Borrowings consisting of Prime Rate Loans (or, in the case of any Revolving Borrowings of Swing Line Revolving Loans consisting of Money Market Rate Loans), (ii) such Lender's Eurodollar Lending Office in the case of Revolving Borrowings consisting of Eurodollar Loans, and (iii) the office of such Lender notified by such Lender to the Administrative Agent as its Applicable Lending Office with respect to any particular Competitive Bid Loan made by it.

         "ASSIGNMENT AGREEMENT" shall mean an Assignment Agreement substantially in the form of Exhibit D hereto.

         "AUTHORIZED OFFICER" shall mean any officer or employee of the Borrower designated as such in writing to the Administrative Agent by the Borrower.

         "BANKRUPTCY CODE" shall have the meaning provided in section 10.1(g).

         "BORROWER" shall have the meaning provided in the first paragraph of this Agreement.

         "BORROWING" shall mean a Revolving Borrowing or a Competitive Bid Borrowing, as applicable.

         "BUSINESS DAY" shall mean (i) for all purposes other than as covered by clause (ii) below, any day excluding Saturday, Sunday and any day which shall be in the city in which the Payment Office is located a legal holiday or a day on which banking institutions are authorized by law or other governmental actions to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (i) and which is also a day for trading by and between banks in U.S. dollar deposits in the interbank Eurodollar market.

         "CAPITAL LEASE" as applied to any person shall mean any lease of any property (whether real, personal or mixed) by that person as lessee which, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that person.

         "CAPITALIZED LEASE OBLIGATIONS" shall mean all obligations under Capital Leases of the Borrower or any of its Subsidiaries in each case taken at the amount thereof accounted for as liabilities identified as "capital lease obligations" (or any similar words) on a consolidated balance sheet of the Borrower and its Subsidiaries prepared in accordance with GAAP.

         "CASH EQUIVALENTS AND OTHER SHORT TERM INVESTMENTS" shall mean any of the following:

                   (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (PROVIDED that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than one year from the date of acquisition;

                  (ii) U.S. dollar denominated time deposits, certificates of deposit and bankers' acceptances of (x) any Lender or (y) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank, an "APPROVED BANK"), in each case with maturities of not more than one year from the date of acquisition;

                  (iii) commercial paper issued by any Lender or Approved Bank or by the parent company of any Lender or Approved Bank and commercial paper issued by, or guaranteed by, any industrial or financial company with a short- term commercial paper rating of at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's, or guaranteed by any industrial company with a long term unsecured debt rating of at least A or A2, or the equivalent of each thereof, from S&P or Moody's, as the case may be, and in each case maturing within 270 days after the date of acquisition;

                  (iv) investments in money market funds substantially all the assets of which are comprised of securities of the types described in clauses (i) through (iii) above;

                  (v) investments in money market funds access to which is provided as part of "sweep" accounts maintained with a Lender or an Approved Bank;

                  (vi) investments in highly liquid municipal and other debt securities, "money market" preferred stocks, and similar securities, in each case having (A) a rating at the time of acquisition of at least AA by S&P (or the equivalent by any other rating organization); and (B) maturities of not more than one year from the date of acquisition, or which may, at the option of the holder be subject to mandatory redemption or mandatory purchase by a remarketing agent at intervals not exceeding six months in length; and

                  (vii) investments in money market or similar funds substantially all the assets of which are comprised of securities of the types described in the preceding clause (vi).

         "CERCLA" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as the same may be amended from time to time, 42 U.S.C. Section 9601 ET SEQ.

         "CHANGE OF CONTROL" shall mean and include any of the following:

                  (i) during any period of two consecutive calendar years, individuals who at the beginning of such period constituted the Borrower's Board of Directors (together with any new directors whose election by the Borrower's Board of Directors or whose nomination for election by the Borrower's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office;

                  (ii) any person or group (as such term is defined in section 13(d)(3) of the 1934 Act), other than the Borrower, any trustee or other fiduciary holding securities under an employee benefit plan of the Borrower, and the Current Holder Group, shall acquire, directly or indirectly, beneficial ownership (within the meaning of Rule 13d-3 and 13d-5 of the 1934 Act) of more than 50%, on a fully diluted basis, of the economic or voting interest in the Borrower's capital stock;

                  (iii) the shareholders of the Borrower approve a merger or consolidation of the Borrower with any other person, other than a merger or consolidation which would result in the voting securities of the Borrower outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted or exchanged for voting securities of the surviving or resulting entity or its parent corporation) more than 60% of the combined voting power of the voting securities of the Borrower or such surviving or resulting entity (or parent corporation) outstanding after such merger or consolidation;

                  (iv) the shareholders of the Borrower approve a plan of complete liquidation of the Borrower or an agreement or agreements for the sale or disposition by the Borrower and/or any of its Subsidiaries of all or substantially all of the assets of the Borrower and its Subsidiaries considered as an entirety; and/or

                  (v) any "Change of Control" or similar term as defined in any other agreement or instrument evidencing or governing Indebtedness of the Borrower or any Subsidiary with an aggregate original principal amount of at least $50,000,000.

         "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and the rulings issued thereunder. Section references to the Code are to the Code, as in effect at the Effective Date and any subsequent provisions of the Code, amendatory thereof, supplemental thereto or substituted therefor.


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
         "COMMITMENT" shall mean with respect to each Lender its General Revolving Commitment or its Swing Line Revolving Commitment, as the case may be.

         "COMPETITIVE BID BORROWING" shall mean a borrowing consisting of one or more Competitive Bid Loans made pursuant to section 2.4.

         "COMPETITIVE BID LOAN" shall mean a loan denominated in U.S. Dollars made pursuant to section 2.4.

         "COMPETITIVE BID NOTE" shall have the meaning provided in section
2.6(a).

         "COMPETITIVE BID REDUCTION" shall have the meaning provided in section 2.1.

         "CONSOLIDATED DEBT" shall mean (i) the sum, without duplication, on a consolidated basis, of the principal amount (or the Capitalized Lease Obligations, in the case of any Capital Lease) of all Indebtedness of the Borrower and its Subsidiaries which would appear as a liability on a consolidated balance sheet of the Borrower and its Subsidiaries prepared in accordance with GAAP; PLUS (ii) without duplication of any amounts included pursuant to the preceding clause (i), the sum, without duplication, on a consolidated basis, of all Guaranty Obligations of the Borrower and its Subsidiaries of Indebtedness of any other person which would appear as a liability on a balance sheet of such other person prepared in accordance with GAAP.

         "CONSOLIDATED EBIT" shall mean, for any period, Consolidated Net Income for such period; PLUS (A) the sum of the amounts for such period included in determining such Consolidated Net Income of (i) Consolidated Interest Expense,
(ii) Consolidated Income Tax Expense, (iii) amortization or write-off of deferred financing costs, and (iv) extraordinary non-cash losses and charges and other non-recurring non-cash losses and charges; LESS (B) gains on sales of assets (excluding sales in the ordinary course of business) and other extraordinary gains and non-recurring non-cash gains; all as determined for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP.

         "CONSOLIDATED INCOME TAX EXPENSE" shall mean, for any period, all provisions for taxes based on the net income of the Borrower or any of its Subsidiaries (including, without limitation, any additions to such taxes, and any penalties and interest with respect thereto), all as determined for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP.

         "CONSOLIDATED INTEREST EXPENSE" shall mean, for any period, total interest expense (including that which is capitalized and that which is attributable to Capital Leases, in accordance with GAAP) of the Borrower and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of the Borrower and its Subsidiaries including, without limitation, net costs under Hedge Agreements, but excluding, however, any amortization of deferred financing costs, all as determined in accordance with GAAP.

         "CONSOLIDATED NET DEBT" shall mean as of any date of determination (i) Consolidated Debt as of such date, LESS (ii) the sum of unrestricted cash and Cash Equivalents and Other Short Term Investments which would appear on a consolidated balance sheet of the Borrower and its consolidated Subsidiaries as of such date which is prepared in accordance with GAAP.

         "CONSOLIDATED NET INCOME" shall mean for any period, the net income (or loss) of the Borrower and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP, PROVIDED that there shall be excluded therefrom the income (or loss) of any entity accrued prior to the date it becomes a Subsidiary of the Borrower or is merged into or consolidated with the Borrower or any of its Subsidiaries or on which its assets are acquired by the Borrower or any of its Subsidiaries.

         "CONSOLIDATED NET WORTH" shall mean at any time for the determination thereof all amounts which, in conformity with GAAP, would be included under the caption "total stockholders' equity" (or any like caption) on a consolidated balance sheet of the Borrower as at such date, PROVIDED that in no event shall Consolidated Net Worth include any amounts in respect of preferred stock which is subject to mandatory redemption, in whole or in part,

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


pursuant to a sinking fund, scheduled redemption or similar provisions, at any time prior to the General Revolving Maturity Date.

         "CONSOLIDATED TOTAL CAPITAL" shall mean the sum of Consolidated Debt and Consolidated Net Worth.

         "CREDIT DOCUMENTS" shall mean this Agreement and the Notes.

         "CURRENT HOLDER GROUP" shall mean (i) Paul H. Granzow, James L. Sherman and Charles F. Sherman, as trustees under the Last Will and Testament of John Q. Sherman, deceased, and any successor trustees; (ii) The Fifth Third Bank, as trustee under the Last Will and Testament of William C. Sherman, deceased, and any successor trustee or trustees; (iii) the trustees under the Agreement with William C. Sherman dated December 29, 1939, as amended, and any successor trustee or trustees; (iv) those persons who are officers and/or directors of the Borrower at the Effective Date; (v) the spouses, heirs, legatees, descendants and blood relatives to the third degree of consanguinity of any person referred to in the preceding clause (iv); (vi) the executors and administrators of the estate of any person referred to in the preceding clauses (iv) and (v), and any court appointed guardian of any such person; and (vii) any trust for the benefit of any of the persons referred to in the preceding clauses (iv) and (v) and any other persons, so long as one or more of the persons referred to in the preceding clauses (iv) and (v) has the exclusive right (either acting alone or with the concurrence of any other person) to control the voting and disposition of securities held by such trust.

         "DEFAULT" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

         "DEFAULTING LENDER" shall mean any Lender with, respect to which a Lender Default is in effect.

         "DESIGNATED BIDDER" shall mean (i) an Eligible Transferee or (ii) a special purpose corporation which is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and that issues (or the parent of which issues) commercial paper rated at least Prime-1 (or the then equivalent grade) by Moody's or A-1 (or the then equivalent grade) by S&P, that, in either case, (A) is organized under the laws of the United States or any State thereof, (B) shall have become a party hereto pursuant to section 12.4(c) through (e), and (C) is not otherwise a Lender.

         "DESIGNATION AGREEMENT" shall mean a designation agreement entered into by a Lender (other than a Designated Bidder) and a Designated Bidder, and accepted by the Administrative Agent, in substantially the form of Exhibit E hereto.

         "DOLLARS", "U.S. DOLLARS", "DOLLARS" and the sign "$" each means lawful money of the United States.

         "DOMESTIC LENDING OFFICE" shall mean, with respect to any Lender, the office of such Lender specified as its Domestic Lending Office in Annex I or in the Assignment Agreement pursuant to which it became a Lender, or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent.

         "EFFECTIVE DATE" shall have the meaning provided in section 12.10.

         "ELIGIBLE TRANSFEREE" shall mean and include a commercial bank, financial institution or other "accredited investor" (as defined in SEC Regulation D), in each case which:

                  (i) is not disapproved in writing by the Borrower in a notice given to a requesting Lender and the Administrative Agent, specifying the reasons for such disapproval, within five Business Days following the giving of notice to the Borrower of the identity of any proposed transferee (any such disapproval by the Borrower must be reasonable), PROVIDED that the Borrower shall not be entitled to exercise the foregoing right of disapproval if and so long as any Event of Default shall have occurred and be continuing, and, PROVIDED, FURTHER, that for purposes of transfers by KeyBank on or prior to the Syndication Date, those


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


         financial institutions which KeyBank has identified to the Borrower prior to the Effective Date as potential Lenders hereunder and which the Borrower indicated at such time were acceptable to it, shall be considered Eligible Transferees; and

                  (ii) is not a direct competitor of the Borrower or engaged in the same or similar business as the Borrower, or any of its respective Subsidiaries or is not an Affiliate of any such competitors of the Borrower or any of its respective Subsidiaries.

         "ENVIRONMENTAL CLAIMS" shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigations or proceedings relating in any way to any Environmental Law or any permit issued under any such law (hereafter "CLAIMS"), including, without limitation, (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from the storage, treatment or Release (as defined in CERCLA) of any Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

         "ENVIRONMENTAL LAW" shall mean any applicable Federal, state, foreign or local statute, law, rule, regulation, ordinance, code, binding and enforceable guideline, binding and enforceable written policy and rule of common law now or hereafter in effect and in each case as amended, and any binding and enforceable judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment issued to or rendered against the Borrower or any of its Subsidiaries relating to the environment, employee health and safety or Hazardous Materials, including, without limitation, CERCLA; RCRA; the Federal Water Pollution Control Act, 33 U.S.C. Section 2601 ET SEQ.; the Clean Air Act, 42 U.S.C. Section 7401 ET SEQ.; the Safe Drinking Water Act, 42 U.S.C. Section 3803 ET SEQ.; the Oil Pollution Act of 1990, 33 U.S.C. Section 2701 ET SEQ.; the Emergency Planning and the Community Right-to-Know Act of 1986, 42 U.S.C. Section 11001 ET SEQ., the Hazardous Material Transportation Act, 49 U.S.C. Section 1801 ET SEQ. and the Occupational Safety and Health Act, 29 U.S.C. Section 651 ET SEQ. (to the extent it regulates occupational exposure to Hazardous Materials); and any state and local or foreign counterparts or equivalents, in each case as amended from time to time.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the Effective Date and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

         "ERISA AFFILIATE" shall mean each person (as defined in section 3(9) of ERISA) which together with the Borrower or a Subsidiary of the Borrower would be deemed to be a "single employer" (i) within the meaning of section 414(b),(c),
(m) or (o) of the Code or (ii) as a result of the Borrower or a Subsidiary of the Borrower being or having been a general partner of such person.

         "EURODOLLAR LENDING OFFICE" shall mean, with respect to any Lender, the office of such Lender specified as its Eurodollar Lending Office in Annex I or in the Assignment Agreement pursuant to which it became a Lender, or such other office or offices for Eurodollar Loans of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent.

         "EURODOLLAR LOANS" shall mean each Loan bearing interest at the rates provided in section 2.8(a)(ii) or 2.8(b)(ii).

         "EURODOLLAR RATE" shall mean with respect to each Interest Period for a Eurodollar Loan, (A) either (i) the rate per annum for deposits in Dollars of amounts in same day funds comparable to the outstanding principal amount of the Eurodollar Loan for which an interest rate is then being determined for a maturity most nearly comparable to such Interest Period which appears on page 3750 of the Dow Jones Telerate Screen as of 11:00 A.M. (local time at the Notice Office) on the date which is two Business Days prior to the commencement of such Interest Period, or (ii) if such a rate does not appear on such page, an interest rate per annum equal to the average (rounded upward to the nearest whole multiple of 1/16 of 1% per annum, if such average is not such a multiple) of the rate per annum at which deposits in Dollars are offered to each of the Reference Banks by prime banks in the London interbank Eurodollar market for deposits of amounts in Dollars in same day funds comparable to the outstanding principal amount of the Eurodollar Loan for which an interest rate is then being determined with maturities comparable to the Interest Period to be applicable to such Eurodollar Loan, determined as of 11:00 A.M. (London time) on the date which is two Business Days prior to the commencement of such Interest Period, in each case divided (and rounded upward to the nearest whole multiple of 1/16th of 1%) by (B) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves and without benefit of credits for proration, exceptions or offsets which may be available from time to time) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D).

         "EVENT OF DEFAULT" shall have the meaning provided in section 10.1.

         "EXISTING INDEBTEDNESS" shall have the meaning provided in section
7.17.

         "EXISTING INDEBTEDNESS AGREEMENTS" shall have the meaning provided in section 7.17.

         "FACILITY" shall mean the General Revolving Facility or the Swing Line Revolving Facility, as applicable.

         "FACILITY FEE" shall have the meaning provided in section 3.1.

         "FEDERAL FUNDS EFFECTIVE RATE" shall mean, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent.

         "FEES" shall mean all amounts payable pursuant to, or referred to in, section 3.

         "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time; it being understood and agreed that determinations in accordance with GAAP for purposes of section 9, including defined terms as used therein, are subject (to the extent provided therein) to sections 1.3 and 12.7(a).

         "GENERAL REVOLVING COMMITMENT" shall mean, with respect to each Lender, the amount, if any, set forth opposite such Lender's name in Annex I as its "General Revolving Commitment" as the same may be reduced from time to time pursuant to section 4.1 and/or 10 or adjusted from time to time as a result of assignments to or from such Lender pursuant to section 12.4.

         "GENERAL REVOLVING FACILITY" shall mean the credit facility evidenced by the Total General Revolving Commitment.

         "GENERAL REVOLVING FACILITY PERCENTAGE" shall mean at any time for any Lender with a General Revolving Commitment, the percentage obtained by dividing such Lender's General Revolving Commitment by the Total General Revolving Commitment, PROVIDED, that if the Total General Revolving Commitment has been terminated, the General Revolving Facility Percentage for each Lender with a General Revolving Commitment shall be determined by dividing such Lender's General Revolving Commitment immediately prior to such termination by the Total General Revolving Commitment immediately prior to such termination.

         "GENERAL REVOLVING LOAN" shall have the meaning provided in section 2.1(a).

         "GENERAL REVOLVING MATURITY DATE" shall mean December 31, 2002, unless earlier terminated, or extended in accordance with section 4.3.

         "GENERAL REVOLVING NOTE" shall have the meaning provided in section 2.6(a).

         "GUARANTY OBLIGATIONS" shall mean as to any person (without duplication) any obligation of such person guaranteeing any Indebtedness ("PRIMARY INDEBTEDNESS") of any other person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, including, without limitation, any obligation of such person, whether or not contingent, (a) to purchase any such primary Indebtedness or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary Indebtedness or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary Indebtedness of the ability of the primary obligor to make payment of such primary Indebtedness, or
(d) otherwise to assure or hold harmless the owner of such primary Indebtedness against loss in respect thereof, PROVIDED, HOWEVER, that the term Guaranty Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guaranty Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary Indebtedness in respect of which such Guaranty Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such person is required to perform thereunder) as determined by such person in good faith.

         "HEDGE AGREEMENT" shall mean (i) any interest rate swap agreement, any interest rate cap agreement, any interest rate collar agreement or other similar agreement or arrangement designed to protect against fluctuations in interest rates, and (ii) any currency swap agreement, forward currency purchase agreement or similar agreement or arrangement designed to protect against fluctuations in currency exchange rates.

         "HAZARDOUS MATERIALS" shall mean (i) any petrochemical or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, and radon gas; and (ii) any chemicals, materials or substances defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "restricted hazardous materials", "extremely hazardous wastes", "restrictive hazardous wastes", "toxic substances", "toxic pollutants", "contaminants" or "pollutants", or words of similar meaning and regulatory effect, under any applicable Environmental Law.

         "INDEBTEDNESS" of any person shall mean without duplication: (i) all indebtedness of such person for borrowed money; (ii) all bonds, notes, debentures and similar debt securities of such person; (iii) the deferred purchase price of capital assets or services which in accordance with GAAP would be shown on the liability side of the balance sheet of such person; (iv) all Indebtedness of a second person secured by any Lien on any property owned by such first person, whether or not such indebtedness has been assumed; (v) all Capitalized Lease Obligations of such person; (vi) the full outstanding balance of trade receivables, notes or other instruments sold with full or limited recourse, other than solely for purposes of collection of delinquent accounts;
(vii) the stated value of all preferred stock which is by its terms subject, in whole or in part, to a sinking fund, scheduled redemption or similar provisions, at any time prior to the General Revolving Maturity Date; and (viii) all Guaranty Obligations of such person; PROVIDED that notwithstanding any of the above clauses neither trade payables and accrued expenses, in each case arising in the ordinary course of business, nor obligations in respect of insurance policies or performance or surety bonds which themselves are not guarantees of Indebtedness (nor drafts, acceptances or similar instruments evidencing the same nor obligations in respect of letters of credit supporting the payment of the same), shall constitute Indebtedness.

         "INITIAL BORROWING DATE" shall mean the date, on or after the Effective Date, upon which the conditions specified in section 6.1 are satisfied.

         "INTEREST COVERAGE RATIO" shall mean, for any Testing Period, the ratio of (i) Consolidated EBIT to (ii) Consolidated Interest Expense, in each case on a consolidated basis for the Borrower and its Subsidiaries for such Testing Period; PROVIDED that if any Testing Period includes any period ending on or prior to the fiscal year ending on or nearest to December 31, 1998, in which the Borrower shall have taken restructuring or relocation charges, incident to the acquisition of Uarco, the Interest Coverage Ratio shall be computed without regard to the actual amount of such restructuring and relocation charges up to $20,000,000 in the aggregate on a pre-tax basis.

         "INTEREST PERIOD" with respect to any Eurodollar Loan shall mean the interest period applicable thereto, as determined pursuant to section 2.9.

         "KEYBANK" shall mean KeyBank National Association, a national banking association, together with its successors and assigns.

         "LEASEHOLDS" of any person means all the right, title and interest of such person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

         "LENDERS" shall mean the Lenders listed on the signature pages hereof, each person that shall become a Lender hereunder pursuant to an Assignment Agreement accepted by the Administrative Agent pursuant to section 12.4 and, except when used with reference to a Revolving Loan, a Commitment, a Facility or a related term, each Designated Bidder.

         "LENDER DEFAULT" shall mean (i) the refusal (which has not been retracted) of a Lender in violation of the requirements of this Agreement to make available its portion of any incurrence of Loans or to fund its portion of any Swing Line Participation Amount under section 2.5(b), or (ii) a Lender having notified the Administrative Agent and/or the Borrower that it does not intend to comply with any such requirements, in the case of either (i) or (ii) as a result of the appointment of a receiver or conservator with respect to such Lender at the direction or request of any regulatory agency or authority.

         "LENDER REGISTER" shall have the meaning provided in section 12.16.

         "LIEN" shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease in the nature thereof).

         "LOAN" shall mean a Revolving Loan or a Competitive Bid Loan, or both, as applicable.

         "MARGIN STOCK" shall have the meaning provided in Regulation U.

         "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of, when used with reference to the Borrower or any of its Subsidiaries, the Borrower and its Subsidiaries, taken as a whole, or when used with reference to any other person, such person and its Subsidiaries, taken as a whole, as the case may be.

         "MATERIAL SUBSIDIARY" shall mean, at any time, with reference to any person, any Subsidiary of such person (i) that has assets at such time comprising 5% or more of the consolidated assets of such person and its Subsidiaries, or (ii) whose operations in the current fiscal year are expected to, or whose operations in the most recent fiscal year did (or would have if such person had been a Subsidiary for such entire fiscal year), represent 5% or more of the consolidated earnings before interest, taxes, depreciation and amortization of such person and its Subsidiaries for such fiscal year.

         "MATURITY DATE" shall mean the General Revolving Maturity Date or the Swing Line Maturity Date, as applicable.

         "MINIMUM BORROWING AMOUNT" shall mean (i) for General Revolving Loans which are (A) Prime Rate Loans, $5,000,000, with minimum increments thereafter of $1,000,000, or (B) Eurodollar Loans, $5,000,000, with minimum increments thereafter of $1,000,000; and (ii) for Swing Line Revolving Loans, $2,000,000, with minimum increments thereafter of $500,000.

         "MONEY MARKET RATE LOAN" shall mean each Swing Line Revolving Loan bearing interest at a rate provided in section 2.8(b)(ii).

         "MOODY'S" shall mean Moody's Investors Service, Inc. and its successors.

         "MULTIEMPLOYER PLAN" shall mean a multiemployer plan, as defined in section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate is making or accruing an obligation to make contributions or has within any of the preceding three plan years made or accrued an obligation to make contributions.

         "MULTIPLE EMPLOYER PLAN" shall mean an employee benefit plan, other than a Multiemployer Plan, to which the Borrower or any ERISA Affiliate, and one or more employers other than the Borrower or an ERISA Affiliate, is making or accruing an obligation to make contributions or, in the event that any such plan has been terminated, to which the Borrower or an ERISA Affiliate made or accrued an obligation to make contributions during any of the five plan years preceding the date of termination of such plan.

         "1934 ACT" shall mean the Securities Exchange Act of 1934, as amended.

         "NON-DEFAULTING LENDER" shall mean each Lender other than a Defaulting Lender.

         "NOTE" shall mean a General Revolving Note, a Swing Line Revolving Note or a Competitive Bid Note, as the case may be.

         "NOTICE OF BORROWING" shall mean a Notice of Revolving Borrowing or a Notice of Competitive Bid Borrowing, or both, as applicable.

         "NOTICE OF COMPETITIVE BID BORROWING" shall have the meaning provided in section 2.4(a)(i).

         "NOTICE OF CONVERSION" shall have the meaning provided in section 2.7.

         "NOTICE OFFICE" shall mean the office of the Administrative Agent at Key Center, 127 Public Square, Cleveland, Ohio 44114, Attention: Large Corporate Group (facsimile: (216) 689-4981), or such other office, located in a city in the United States Eastern Time Zone, as the Administrative Agent may designate to the Borrower from time to time.

         "NOTICE OF REVOLVING BORROWING" shall have the meaning provided in section 2.2(a).

         "NOTICE OF SWING LINE REFUNDING" shall have the meaning provided in section 2.5(a).

         "OBLIGATIONS" shall mean all amounts, direct or indirect, contingent or absolute, of every type or description, and at any time existing, owing by the Borrower to the Administrative Agent or any Lender pursuant to the terms of this Agreement or any other Credit Document.

         "PAYMENT OFFICE" shall mean the office of the Administrative Agent at Key Center, 127 Public Square, Cleveland, Ohio 44114, Attention: Loree Kuttler of the Large Corporate Group (telephone: (216) 689-0206; facsimile: (216) 689-
4981), or such other office, located in a city in the United States Eastern Time Zone, as the Administrative Agent may designate to the Borrower from time to time.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

         "PERMITTED LIENS" shall mean Liens described in section 9.3.

         "PERSON" shall mean any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

         "PLAN" shall mean any multiemployer or single-employer plan as defined in section 4001 of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute by) the Borrower or a Subsidiary of the Borrower or an ERISA Affiliate, and each such plan for the five year period immediately following the latest date on which the Borrower, or a Subsidiary of the Borrower or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

         "PRIME RATE" shall mean, for any period, a fluctuating interest rate per annum as shall be in effect from time to time which rate per annum shall at all times be equal to the greater of (i) the rate of interest established by the Administrative Agent at its principal office, from time to time, as its prime rate, whether or not publicly announced, which interest rate may or may not be the lowest rate charged by it for commercial loans or other extensions of credit; and (ii) the Federal Funds Effective Rate in effect from time to time PLUS 1/2 of 1% per annum.

         "PRIME RATE LOAN" shall mean each Loan bearing interest at the rate provided in section 2.8(a)(i) or 2.8(b)(i), as applicable.

         "PROHIBITED TRANSACTION" shall mean a transaction with respect to a Plan that is prohibited under section 4975 of the Code or section 406 of ERISA and not exempt under section 4975 of the Code or section 408 of ERISA.

         "QUOTED RATE" shall have the meaning provided in section 2.2(c).

         "RCRA" shall mean the Resource Conservation and Recovery Act, as the same may be amended from time to time, 42 U.S.C. Section 6901 ET SEQ.

         "REAL PROPERTY" of any person shall mean all of the right, title and interest of such person in and to land, improvements and fixtures, including Leaseholds.

         "REFERENCE BANKS" shall mean (i) KeyBank, and (ii) any other Lender or Lenders selected as a Reference Bank by the Administrative Agent and the Required Lenders, PROVIDED, that if any of such Reference Banks is no longer a Lender, such other Lender or Lenders as may be selected by the Administrative Agent acting on instructions from the Required Lenders.

         "REVOLVING BORROWING" shall mean the incurrence of General Revolving Loans or Swing Line Revolving Loans, as the case may be, consisting of one Type of Loan, by the Borrower from all of the Lenders having Commitments in respect thereof on a PRO RATA basis on a given date (or resulting from conversions of General Revolving Loans on a given date), having in the case of Eurodollar Loans the same Interest Period, and having in the case of any Money Market Rate Loans the same Quoted Rate and maturity.

         "REGULATION D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

         "REGULATION U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

         "REPORTABLE EVENT" shall mean an event described in section 4043(c) of ERISA with respect to a Plan other than those events as to which the 30-day notice period is waived under subsection .13, .14, .16, .18, .19 or .20 of PBGC Regulation section 2615.

         "REQUIRED LENDERS" shall mean Non-Defaulting Lenders whose outstanding General Revolving Loans and Unutilized General Revolving Commitments constitute at least 51% of the sum of the total outstanding General Revolving Loans and Unutilized General Revolving Commitments of Non-Defaulting Lenders (PROVIDED that, for purposes hereof, neither the Borrower, nor any of its Affiliates, shall be included in (i) the Lenders holding such amount of the General Revolving Loans or having such amount of the Unutilized General Revolving Commitments, or (ii) determining the aggregate unpaid principal amount of the General Revolving Loans or Unutilized General Revolving Commitments).

         "REVOLVING LOAN" shall have the meaning provided in section 2.1 and shall include any General Revolving Loan or Swing Line Revolving Loan, as the case may be.

         "S&P" shall mean Standard & Poor's Ratings Group, a division of McGraw Hill, Inc., and its successors.

         "SEC" shall mean the United States Securities and Exchange Commission.

         "SEC REGULATION D" shall mean Regulation D as promulgated under the Securities Act of 1933, as amended, as the same may be in effect from time to time.

         "STANDARD PERMITTED LIENS" shall mean any of the following:

                  (i) Liens for taxes not yet delinquent or Liens for taxes being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with GAAP;

                  (ii) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security; and mechanic's Liens, carrier's Liens, and other Liens to secure the performance of tenders, statutory obligations, contract bids, government contracts, performance and return-of-money bonds and other similar obligations, incurred in the ordinary course of business (exclusive of obligations in respect of the payment for borrowed money), whether pursuant to statutory requirements, common law or consensual arrangements; PROVIDED such Liens do not in the aggregate materially detract from the value of the property or assets subject thereto or materially impair the use thereof in the operation of the business of the Borrower or any Subsidiary;

                  (iii) Liens, if any, created by this Agreement or the other Credit Documents;

                  (iv) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under section 10.1(g);

                  (v) Leases or subleases granted to others not interfering in any material respect with the business of the Borrower or any of its Subsidiaries and any interest or title of a lessor under any lease not in violation of this Agreement;

                  (vi) Liens arising from financing statements regarding property subject to leases not in violation of the requirements of this Agreement, PROVIDED that such Liens are only in respect of the property subject to, and secure only, the respective lease (and any other lease with the same or an affiliated lessor); and

                  (vii) easements, rights-of-way, zoning or deed restrictions, minor encroachments, defects or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of the Borrower or any of its Subsidiaries considered as an entirety.

         "SUBSIDIARY" of any person shall mean and include (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such person directly or indirectly through Subsidiaries; (ii) any partnership, association, joint venture or other entity in which such person directly or indirectly through Subsidiaries, has more than a 50% equity interest at the time; and (iii) any other person whose assets, liabilities and operations are required under GAAP to be consolidated with those of such person for financial reporting purposes. Unless otherwise expressly provided, all references herein to "Subsidiary" shall mean a Subsidiary of the Borrower.

         "SWING LINE LENDER" shall mean KeyBank and any single financial institution that shall become a Lender hereunder holding all of the Swing Line Revolving Loans and the entire Total Swing Line Revolving Commitment, pursuant to an Assignment Agreement accepted by the Administrative Agent pursuant to section 12.4.

         "SWING LINE MATURITY DATE" shall mean December 31, 2002, unless earlier terminated, or extended in accordance with section 4.3.

         "SWING LINE PARTICIPATION AMOUNT" shall have the meaning provided in section 2.5(b).

         "SWING LINE REVOLVING COMMITMENT" shall mean, with respect to the Swing Line Lender, the amount set forth opposite such Lender's name in Annex I as its "Swing Line Revolving Commitment" as the same may be reduced from time to time pursuant to section 4.1 and/or 10 or adjusted from time to time as a result of assignments from such Lender pursuant to section 12.4.

         "SWING LINE REVOLVING FACILITY" shall mean the credit facility evidenced by the Total Swing Line Revolving Commitment.

         "SWING LINE REVOLVING LOAN" shall have the meaning provided in section 2.1(b).

         "SWING LINE REVOLVING NOTE" shall have the meaning provided in section 2.6(a).

         "SYNDICATION DATE" shall mean the earlier of (i) the date which is 90 days after the Initial Borrowing Date, and (ii) the date upon which the Administrative Agent determines in its sole discretion (and notifies the Borrower) that the primary syndication by the initial Lender or Lenders named herein of portions of their General Revolving Commitments to new Lenders has been completed.

         "TESTING PERIOD" shall mean for any determination a single period consisting of the four consecutive fiscal quarters of the Borrower then last ended (whether or not such quarters are all within the same fiscal year).

         "TOTAL COMMITMENT" shall mean the sum of the Commitments of the Lenders.

         "TOTAL GENERAL REVOLVING COMMITMENT" shall mean the sum of the General Revolving Commitments of the Lenders.

         "TYPE" shall mean any type of Loan determined with respect to the interest option applicable thereto, I.E., a Prime Rate Loan, Eurodollar Loan or Money Market Rate Loan.

         "UARCO ACQUISITION" shall mean the acquisition of Settsu Holding Corp., a Delaware corporation, and its Subsidiaries, including Uarco Incorporated, pursuant to the Uarco Acquisition Documents.

         "UARCO ACQUISITION DOCUMENTS" shall mean the Stock Purchase Agreement, dated as of November 26, 1997, between the Borrower, as buyer, and Settsu Corporation, a Japanese corporation, as seller, all ancillary agreements between or among any of such parties related thereto, including, without limitation, any amendments and "side letters", and the "disclosure schedule" or similar document furnished to the Borrower pursuant to such Stock Purchase Agreement.

         "UCC" shall mean the Uniform Commercial Code.

         "UNFUNDED CURRENT LIABILITY" of any Plan shall mean the amount, if any, by which the actuarial present value of the accumulated plan benefits under the Plan as of the close of its most recent plan year exceeds the fair market value of the assets allocable thereto, each determined in accordance with Statement of Financial Accounting Standards

No. 87, based upon the actuarial assumptions used by the Plan's actuary in the most recent annual valuation of the Plan.

         "UNITED STATES" and "U.S." each means United States of America.

         "UNUTILIZED GENERAL REVOLVING COMMITMENT" for any Lender at any time shall mean the excess of (i) such Lender's General Revolving Commitment at such time over (ii) the aggregate principal amount of General Revolving Loans made by such Lender and outstanding at such time.

         "UNUTILIZED SWING LINE REVOLVING COMMITMENT" for the Swing Line Lender at any time shall mean the excess of (i) the Lender's Swing Line Revolving Commitment at such time over (ii) the aggregate principal amount of Swing Line Revolving Loans made by such Lender and outstanding at such time.

         "UNUTILIZED TOTAL GENERAL REVOLVING COMMITMENT" shall mean, at any time, the excess of (i) the Total General Revolving Commitment at such time over
(ii) the aggregate principal amount of all General Revolving Loans then outstanding.

         "WHOLLY-OWNED SUBSIDIARY" shall mean each Subsidiary of the Borrower at least 95% of whose capital stock, equity interests and partnership interests, other than director's qualifying shares or similar interests, are owned directly or indirectly by the Borrower.

         "WRITTEN", "WRITTEN" or "IN WRITING" shall mean any form of written communication or a communication by means of telex, facsimile transmission, telegraph or cable.

         1.2. COMPUTATION OF TIME PERIODS. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding".

         1.3. ACCOUNTING TERMS. Except as otherwise specifically provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; PROVIDED that, if the Company notifies the Administrative Agent that the Company requests an amendment to any provision of section 8 or 9 hereof to eliminate the effect of any change occurring after the Effective Date in GAAP or in the application thereof to such provision (or if the Administrative Agent notifies the Company that the Required Lenders request an amendment to any such provision hereof for such purposes), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance with the requirements of this Agreement.

         1.4. TERMS GENERALLY. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any person shall be construed to include such person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to sections, Annexes and Exhibits shall be construed to refer to sections of, and Annexes and Exhibits to, this Agreement, and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all real property, tangible and intangible assets and properties, including cash, securities, accounts and contract rights, and interests in any of the foregoing.

         SECTION 2. AMOUNT AND TERMS OF LOANS.

         2.1. COMMITMENTS FOR REVOLVING LOANS. Subject to and upon the terms and conditions herein set forth, each Lender severally agrees to make a loan or loans (each a "REVOLVING LOAN" and, collectively, the "REVOLVING LOANS") to the Borrower, which Revolving Loans shall be drawn, to the extent such Lender has a Commitment under a Facility for the Borrower, under the applicable Facility, as set forth below:

                  (a) GENERAL REVOLVING FACILITY. Revolving Loans to the Borrower under the General Revolving Facility (each a "GENERAL REVOLVING LOAN" and, collectively, the "GENERAL REVOLVING LOANS") (i) may be made at any time and from time to time on and after the Initial Borrowing Date and prior to the General Revolving Maturity Date; (ii) shall be made only in U.S. Dollars; (iii) except as otherwise provided, may, at the option of the Borrower, be incurred and maintained as, or converted into, General Revolving Loans which are either Prime Rate Loans or Eurodollar Loans, PROVIDED that all General Revolving Loans made as part of the same Borrowing shall, unless otherwise specifically provided herein, consist of General Revolving Loans of the same Type;
         (iv) may be repaid or prepaid and reborrowed in accordance with the provisions hereof; (v) may only be made if after giving effect thereto the Unutilized Total General Revolving Commitment exceeds the outstanding Swing Line Revolving Loans; and (vi) shall not exceed for any Lender at any time outstanding the General Revolving Commitment of such Lender at such time.

                  (b) SWING LINE REVOLVING FACILITY. Revolving Loans to the Borrower under the Swing Line Revolving Facility (each a "SWING LINE REVOLVING LOAN" and, collectively, the "SWING LINE REVOLVING LOANS")
         (i) may be made at any time and from time to time on and after the Initial Borrowing Date and prior to the Swing Line Maturity Date; (ii) shall only be made by the Swing Line Lender; (iii) shall be made only in U.S. Dollars; (iv) shall have a maturity of 30 days or less; (v) except as otherwise provided, may, at the option of the Borrower, be incurred as Swing Line Revolving Loans which are either Prime Rate Loans or Money Market Rate Loans, PROVIDED that all Swing Line Revolving Loans made as part of the same Borrowing shall, unless otherwise specifically provided herein, consist of Swing Line Revolving Loans of the same Type; (vi) may be repaid or prepaid and reborrowed in accordance with the provisions hereof; (vii) may only be made if after giving effect thereto the Unutilized Total General Revolving Commitment exceeds the outstanding Swing Line Revolving Loans; and (viii) shall not exceed for the Swing Line Lender at any time outstanding such Lender's Swing Line Revolving Commitment at such time.

Except as otherwise specifically provided in this Agreement, the Total General Revolving Commitment shall be deemed used (and correspondently, the Unutilized Total General Revolving Commitment shall be deemed reduced) from time to time to the extent of the aggregate amount of the Competitive Bid Loans then outstanding, and such deemed usage of the Total General Revolving Commitment (and such deemed reduction in the Unutilized Total General Revolving Commitment) shall be applied to the Lenders having General Revolving Commitments ratably according to their respective General Revolving Facility Percentages (such deemed usage of the Total General Revolving Commitment and such deemed reduction in the Unutilized Total General Revolving Commitment, each being a "COMPETITIVE BID REDUCTION").

         2.2. PROCEDURES FOR REVOLVING BORROWINGS. (a) NOTICE OF REVOLVING BORROWING. Whenever the Borrower desires to incur Revolving Loans, it shall give the Administrative Agent at its Notice Office,

                  (A) BORROWINGS UNDER THE GENERAL REVOLVING FACILITY OF EURODOLLAR LOANS: in the case of any Borrowing under the Short Term Revolving Facility or the General Revolving Facility of Eurodollar Loans to be made hereunder, prior to 11:00 A.M. (local time at its Notice Office), at least three Business Days' prior written or telephonic notice thereof (in the case of telephonic notice, promptly confirmed in writing if so requested by the Administrative Agent),

                  (B) BORROWINGS UNDER ANY FACILITY OF PRIME RATE LOANS: in the case of any Borrowing under any Facility of Prime Rate Loans to be made hereunder, prior to 11:00 A.M. (local time at its Notice Office) on the proposed date thereof written or telephonic notice thereof (in the case of telephonic notice, promptly confirmed in writing if so requested by the Administrative Agent), or

                  (C) BORROWINGS UNDER THE SWING LINE REVOLVING FACILITY OF MONEY MARKET RATE LOANS: in the case of any Borrowing under the Swing Line Revolving Facility of Money Market Rate Loans to be made hereunder, if the Administrative Agent shall have furnished the Borrower with a Quoted Rate therefor, prior to 11:00 A.M. (local time at its Notice Office) on the proposed date thereof (which shall be within such period as the Administrative Agent shall have specified for such Quoted Rate) written or telephonic notice thereof (in the case of telephonic notice, promptly confirmed in writing if so requested by the Administrative Agent).

Each such notice (each such notice, a "NOTICE OF REVOLVING BORROWING") shall (if requested by the Administrative Agent to be confirmed in writing), be substantially in the form of Exhibit B-1, and in any event shall be irrevocable and shall specify: (i) the Facility under which the Borrowing is to be incurred;
(ii) the aggregate principal amount of the Loans to be made pursuant to such Borrowing; (iii) the date of the Borrowing (which shall be a Business Day); (iv) whether the Borrowing shall consist of Prime Rate Loans, Eurodollar Loans or Money Market Rate Loans; (v) if the Borrowing consists of Swing Line Revolving Loans, the maturity date thereof (which shall not be more than 30 days), and if such Swing Line Revolving Loans are Money Market Rate Loans, the Quoted Rate therefor; and (vi) if the requested Borrowing consists of Eurodollar Loans, the Interest Period to be initially applicable thereto. If the Borrower fails to specify in a Notice of Borrowing the maturity date of any Swing Line Revolving Loans, such maturity date shall be deemed to be 30 days. The Administrative Agent shall promptly give each Lender which has a Commitment under any applicable Facility written notice (or telephonic notice promptly confirmed in writing) of each proposed Borrowing under the applicable Facility, of such Lender's proportionate share thereof and of the other matters covered by the Notice of Borrowing relating thereto.

         (b) BORROWINGS OF MONEY MARKET RATE LOANS. Whenever the Borrower proposes to submit a Notice of Borrowing with respect to Swing Line Revolving Loans which will be Money Market Rate Loans, it will prior to submitting such Notice of Borrowing notify the Administrative Agent of its intention and request the Administrative Agent to quote a fixed or floating interest rate (the "QUOTED RATE") to be applicable thereto prior to the proposed maturity thereof. The Administrative Agent will immediately so notify the Swing Line Lender, and if the Swing Line Lender is agreeable to a particular interest rate for the proposed maturity of such Money Market Rate Loans if such Loans are made on or prior to a specified date, the Administrative Agent shall quote such interest rate to the Borrower as the Quoted Rate applicable to such proposed Money Market Rate Loans if made on or before such specified date for a maturity as so proposed by the Borrower. The Swing Line Lender contemplates that any Quoted Rate will be a rate of interest which reflects a margin corresponding to (or greater than) the sum of (x) the Applicable Eurodollar Margin in effect at the time of quotation of any Quoted Rate, PLUS (y) the Applicable Facility Fee Rate in effect at such time, over the then prevailing Federal Funds Effective Rate, commercial paper, call money, overnite repurchase or other commonly quoted interest rate, in each case as selected by the Swing Line Lender. Nothing herein shall be deemed to permit any Lender other than the Swing Line Lender any right of approval with respect to a Quoted Rate.

         (c) ACTIONS BY ADMINISTRATIVE AGENT ON TELEPHONE NOTICE. Without in any way limiting the obligation of the Borrower to confirm in writing any telephonic notice permitted to be given hereunder, the Administrative Agent may act prior to receipt of written confirmation without liability upon the basis of such telephonic notice believed by the Administrative Agent in good faith to be from an Authorized Officer of the Borrower entitled to give telephonic notices under this Agreement on behalf of the Borrower. In each such case, the Administrative Agent's record of the terms of such telephonic notice shall be conclusive absent manifest error.

         (d) MINIMUM REVOLVING BORROWING AMOUNTS. The aggregate principal amount of each Borrowing by the Borrower under a Facility shall not be less than the Minimum Borrowing Amount. More than one Borrowing may be incurred by the Borrower on any day under the same or a different Facility, PROVIDED that (i) if there are two or more Borrowings on a single day under the same Facility which consist of Eurodollar Loans, each such Borrowing shall have a different initial Interest Period, and (ii) at no time shall there be more than 20 Borrowings outstanding under the General Revolving Facility which are Eurodollar Loans.

         (e) DISBURSEMENT OF FUNDS FROM REVOLVING BORROWINGS. No later than 2:00 P.M. (local time at the Payment Office) on the date specified in each Notice of Revolving Borrowing, each Lender with a Commitment under the Facility under which any Borrowing pursuant to such Notice of Revolving Borrowing is to be made will make available its PRO RATA share, if any, of each Borrowing under such Facility requested to be made on such date in the manner provided below. All amounts shall be made available to the Administrative Agent in U.S. dollars and immediately available funds at the Payment Office and the Administrative Agent promptly will make available to the Borrower by depositing to its account at the Payment Office the aggregate of the amounts so made available in the type of funds received. Unless the Administrative Agent shall have been notified by any Lender prior to the date of Borrowing that such Lender does not intend to make available to the Administrative Agent its portion of the Borrowing or Borrowings to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date of Borrowing, and the Administrative Agent, in reliance upon such assumption, may (in its sole discretion and without any obligation to do so) make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender and the Administrative Agent has made available same to the Borrower, the Administrative Agent shall be entitled to recover such corresponding amount from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the Borrower, and the Borrower shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover from such Lender or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower to the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (x) if paid by such Lender, the overnight Federal Funds Effective Rate or (y) if paid by the Borrower, the then applicable rate of interest, calculated in accordance with section 2.8, for the respective Loans (but without any requirement to pay any amounts in respect thereof pursuant to section 2.11).

         (f) RESPONSIBILITY FOR LENDER DEFAULT. It is understood that no Lender shall be responsible for any default by any other Lender in its obligation to make Revolving Loans hereunder and that each Lender shall be obligated to make the Revolving Loans provided to be made by it hereunder, regardless of the failure of any other Lender to fulfill its Commitment hereunder. Nothing in this section 2.2, and no subsequent termination of the Commitments pursuant to section 4.1, shall be deemed to relieve any Lender from its obligation to fulfill prior to such termination its Commitment or Commitments hereunder and in existence from time to time prior to such termination. Nothing in this section 2.2, or any subsequent termination of the Commitments pursuant to section 4.1, shall prejudice any rights which the Borrower may have against any Lender for damages or otherwise as a result of any default by such Lender under this Agreement.

         2.3. PRO RATA REVOLVING BORROWINGS. All Borrowings under a Facility shall be made by the Lenders having Commitments under such Facility PRO RATA on the basis of their respective Commitments under such Facility.

         2.4. COMPETITIVE BID LOANS. (a) Each Lender severally agrees that the Borrower may make Competitive Bid Borrowings under this section 2.4 from time to time on any Business Day during the period from the Initial Borrowing Date until the date occurring 30 days prior to the General Revolving Maturity Date in the manner set forth below; PROVIDED that notwithstanding anything to the contrary contained herein, following the making of each Competitive Bid Borrowing, the sum of the aggregate outstanding General Revolving Loans, the aggregate outstanding Swing Line Revolving Loans and the aggregate outstanding Competitive Bid Loans shall not exceed the Total General Revolving Commitment (computed without regard to any Competitive Bid Reduction).

                  (i) The Borrower may request a Competitive Bid Borrowing under this section 2.4 by delivering to the Administrative Agent, by telecopier, telex or cable, confirmed immediately in writing, a notice of a Competitive Bid Borrowing (a "NOTICE OF COMPETITIVE BID BORROWING"), in substantially the form of Exhibit B-2 hereto, specifying the date and aggregate amount of the proposed Competitive Bid Borrowing, the maturity date for repayment of each Competitive Bid Loan to be made as part of such Competitive Bid Borrowing (which maturity date may not be earlier than the date occurring 30 days after the date of such Competitive Bid Borrowing or later than the General Revolving Maturity Date), the interest payment date or dates relating thereto, and any other terms to be applicable to such Competitive Bid Borrowing, not later than 10:00 A.M. (local time at the Notice Office)
         (A) at least one Business Day prior to the date of the proposed Competitive Bid Borrowing, if the Borrower shall specify in the Notice of Competitive Bid Borrowing that the rates of interest to be offered by the Lenders shall be fixed rates per annum and (B) at least four Business Days prior to the date of the proposed Competitive Bid Borrowing, if the Borrower shall instead specify in the Notice of Competitive Bid Borrowing a different basis to be used by the Lenders in determining the rates of interest to be offered by them. Competitive Bid Loans shall only be made in U.S. Dollars. If the Borrower and the Administrative Agent shall have so agreed, the Borrower shall pay to the Administrative Agent, for its own account, in connection with each request for a Competitive Bid Borrowing, promptly after receipt of an invoice therefor, a competitive bid administrative fee in such amount as has been so agreed. The Administrative Agent shall in turn promptly notify each Lender of each request for a Competitive Bid Borrowing received by it from the Borrower by sending such Lender a copy of the related Notice of Competitive Bid Borrowing.

                  (ii) Each Lender may, if, in its sole discretion, it elects to do so, irrevocably offer to make one or more Competitive Bid Loans to the Borrower as part of such proposed Competitive Bid Borrowing at a rate or rates of interest specified by such Lender in its sole discretion, by notifying the Administrative Agent (which shall give prompt notice thereof to the Borrower), before 10:00 A.M. (local time at the Notice Office) (A) on the date of such proposed Competitive Bid Borrowing, in the case of a Notice of Competitive Bid Borrowing delivered pursuant to clause (A) of paragraph (i) above and (B) three Business Days before the date of such proposed Competitive Bid Borrowing, in the case of a Notice of Competitive Bid Borrowing delivered pursuant to clause (B) of paragraph (i) above, of the minimum amount and maximum amount of each Competitive Bid Loan which such Lender would be willing to make as part of such proposed Competitive Bid Borrowing (which amounts may, subject to the proviso to the first sentence of this section 2.4(a), exceed such Lender's General Revolving Commitment), the rate or rates of interest therefor (specified to the nearest 1/10,000th of 1%) and such Lender's Applicable Lending Office with respect to such Competitive Bid Loan; PROVIDED that if the Administrative Agent in its capacity as a Lender shall, in its sole discretion, elect to make any such offer, it shall notify the Borrower of such offer before 9:00 A.M. (local time at the Notice Office) on the date on which notice of such election is to be given to the Administrative Agent by the other Lenders. If any Lender shall elect not to make such an offer, such Lender shall so notify the Administrative Agent, before 10:00 A.M. (local time at the Notice Office) on the date on which notice of such election is to be given to the Administrative Agent by the other Lenders, and such Lender shall not be obligated to, and shall not, make any Competitive Bid Loan as part of such Competitive Bid Borrowing; PROVIDED that the failure by any Lender to give such notice shall not cause such Lender to be obligated to make any Competitive Bid Loan as part of such proposed Competitive Bid Borrowing. It is understood and agreed that the Borrower may not accept any offer to make a Competitive Bid Loan if such offer is not made on a timely basis or otherwise fails to comply with the requirements of this Agreement.

                  (iii) The Borrower shall, in turn, (A) before 12:00 noon (local time at the Notice Office) on the date of such proposed Competitive Bid Borrowing, in the case of a Notice of Competitive Bid Borrowing delivered pursuant to clause (A) of paragraph (i) above and
         (B) before 12:00 noon (local time at the Notice Office) three Business Days before the date of such proposed Competitive Bid Borrowing, in the case of a Notice of Competitive Bid Borrowing delivered pursuant to clause (B) of paragraph (i) above, either

                           (x) cancel such Competitive Bid Borrowing by giving
                  the Administrative Agent notice to that effect, or

                           (y) accept one or more of the offers made by any
                  Lender or Lenders pursuant to paragraph (ii) above, in ascending order, from the lowest cost to the highest cost acceptable to the Borrower in its sole discretion (subject, if necessary, to ratable allocation between or among Lenders offering the same interest rates), by giving notice to the Administrative Agent of the amount of each Competitive Bid Loan (which amount shall be equal to or greater than the minimum amount, and equal to or less than the maximum amount, notified to the Borrower by the Administrative Agent on behalf of such Lender for such Competitive Bid Loan pursuant to paragraph (ii) above) to be made by each Lender as part of such Competitive Bid Borrowing, and reject any remaining offers made by Lenders pursuant to paragraph (ii) above by giving the Administrative Agent notice to that effect, PROVIDED that the aggregate principal amount of each Competitive Bid Borrowing may not exceed the applicable amount requested in the relevant Notice of Competitive Bid Borrowing.

                  (iv) If the Borrower notifies the Administrative Agent that such Competitive Bid Borrowing is cancelled pursuant to paragraph
         (iii)(x) above, the Administrative Agent shall give prompt notice thereof to the Lenders and such Competitive Bid Borrowing shall not be made.

                  (v) If the Borrower accepts one or more of the offers made by any Lender or Lenders pursuant to paragraph (iii)(y) above, the Administrative Agent shall in turn promptly notify (A) each Lender that has made an offer as described in paragraph (ii) above, of the date and aggregate amount of such Competitive Bid Borrowing and whether or not any offer or offers made by such Lender pursuant to paragraph (ii) above have been accepted by the Borrower, (B) each Lender that is to make a Competitive Bid Loan as part of such Competitive Bid Borrowing, of the amount of each Competitive Bid Loan to be made by such Lender as part of such Competitive Bid Borrowing and (C) each Lender that is to make a Competitive Bid Loan as part of such Competitive Bid Borrowing, upon receipt, that the Administrative Agent has received forms of documents appearing to fulfill the applicable conditions set forth in section 6. Each Lender that is to make a Competitive Bid Loan as part of such Competitive Bid Borrowing shall, before 12:00 noon (local time at the Notice Office) on the date of such Competitive Bid Borrowing specified in the notice received from the Administrative Agent pursuant to clause (A) of the preceding sentence or any later time when such Lender shall have received notice from the Administrative Agent pursuant to clause (C) of the preceding sentence, make available for the account of its Applicable Lending Office to the Administrative Agent at its Payment Office such Lender's portion of such Competitive Bid Borrowing, in same day funds. Upon fulfillment of the applicable conditions set forth in section 6 and after receipt by the Administrative Agent of such funds, the Administrative Agent will make such funds available to the Borrower at the Administrative Agent's Payment's Office. Promptly after each Competitive Bid Borrowing the Administrative Agent will notify each Lender of the amount of the Competitive Bid Borrowing, the consequent Competitive Bid Reduction and the dates upon which such Competitive Bid Reduction commenced and will terminate.

         (b) Each Competitive Bid Borrowing shall be in an aggregate amount not less than $10,000,000 or an integral multiple of $1,000,000 in excess thereof and, following the making of each Competitive Bid Borrowing, the Borrower shall be in compliance with the limitations set forth in the proviso to the first sentence of section 2.4(a) above.

         (c) Within the limits and on the conditions set forth in this section 2.4, the Borrower may from time to time borrow under this section 2.4, repay or prepay pursuant to section 2.4(d) below, and reborrow under this section 2.4, PROVIDED that a Competitive Bid Borrowing shall not be made within 10 Business Days of the date of any other Competitive Bid Borrowing.

         (d) The Borrower shall repay to the Administrative Agent for the account of each Lender which has made a Competitive Bid Loan, or each other holder of a Competitive Bid Note, on the maturity date of each Competitive Bid Loan (such maturity date being that specified by the Borrower for repayment of such Competitive Bid Loan in the related Notice of Competitive Bid Borrowing delivered pursuant to subsection (a)(i) above and provided in the Competitive Bid Note evidencing such Competitive Bid Loan), the then unpaid principal amount of such Competitive Bid Loan. The Borrower shall have no right to prepay any principal amount of any Competitive Bid Loan unless, and then only on the terms, specified by the Borrower for such Competitive Bid Loan in the related Notice of Competitive Bid Borrowing delivered pursuant to subsection (a)(i) above and set forth in the Competitive Bid Note evidencing such Competitive Bid Loan. Competitive Bid Loans made by any Lender shall be subject to mandatory prepayment in accordance with the provisions of section 5.2 hereof. Any such mandatory prepayment shall be accompanied by accrued interest on the amount of the prepayment to the date of prepayment and such breakage compensation as may be reasonably determined by such Lender as necessary to compensate it for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund its Competitive Bid Loans) which such Lender may sustain by reason of such mandatory prepayment.

         (e) The Borrower shall pay interest on the unpaid principal amount of each Competitive Bid Loan from the date of such Competitive Bid Loan to the date the principal amount of such Competitive Bid Loan is repaid in full, at the rate of interest for such Competitive Bid Loan specified by the Lender making such Competitive Bid Loan in its notice with respect thereto delivered pursuant to subsection (a)(ii) above, payable on the interest payment date or dates specified by the Borrower for such Competitive Bid Loan in the related Notice of Competitive Bid Borrowing delivered pursuant to subsection (a)(i) above, as provided in the Competitive Bid Note evidencing such Competitive Bid Loan.

         (f) The indebtedness of the Borrower resulting from each Competitive Bid Loan made to the Borrower as part of a Competitive Bid Borrowing shall be evidenced by the Competitive Bid Note of the Borrower payable to the order of the Lender making such Competitive Bid Loan.

         2.5. REFUNDING OF, OR PARTICIPATION IN, SWING LINE REVOLVING LOANS. (a) If any Event of Default exists, any Lender which has any Swing Line Revolving Loans owing to it (a "SWING LINE LENDER") may, in its sole and absolute discretion, direct that the Swing Line Revolving Loans owing to it be refunded by delivering a notice to such effect to the Administrative Agent, specifying the aggregate principal amount thereof (a "NOTICE OF SWING LINE REFUNDING"). Promptly upon receipt of a Notice of Swing Line Refunding, the Administrative Agent shall give notice of the contents thereof to the Lenders with General Revolving Commitments and, unless an Event of Default specified in section 10.1(g) in respect of the Borrower has occurred, the Borrower. Each such Notice of Swing Line Refunding shall be deemed to constitute delivery by the Borrower of a Notice of Borrowing requesting General Revolving Loans consisting of Prime Rate Loans in the amount of the Swing Line Revolving Loans to which it relates. Each Lender with a General Revolving Commitment (including the Swing Line Lender giving the Notice of Swing Line Refunding) hereby unconditionally agrees (notwithstanding that any of the conditions specified in section 6.2 hereof or elsewhere in this Agreement shall not have been satisfied, but subject to the provisions of paragraph (b) and (d) below) to make a General Revolving Loan to the Borrower in an amount equal to such Lender's General Revolving Facility Percentage of the aggregate amount of the Swing Line Revolving Loans to which such Notice of Swing Line Refunding relates. Each such Lender shall make the amount of such General Revolving Loan available to the Administrative Agent in immediately available funds at the Payment Office not later than 2:00 P.M. (local time at the Payment Office), if such notice is received by such Lender prior to 11:00 A.M. (local time at its Domestic Lending Office), or not later than 2:00 P.M. (local time at the Payment Office) on the next Business Day, if such notice is received by such Lender after such time. The proceeds of such General Revolving Loans shall be made immediately available to the Swing Line Lender giving such Notice of Swing Line Refunding and applied by it to repay the principal amount of the Swing Line Revolving Loans to which such Notice of Swing Line Refunding related. The Borrower irrevocably and unconditionally agrees that, notwithstanding anything to the contrary contained in this Agreement, General Revolving Loans made as herein provided in response to a Notice of Swing Line Refunding shall constitute General Revolving Loans hereunder consisting of Prime Rate Loans.

         (b) If prior to the time a General Revolving Loan would otherwise have been made as provided above as a consequence of a Notice of Swing Line Refunding, any of the events specified in section 10.1(g) shall have occurred in respect of the Borrower or one or more of the Lenders with General Revolving Commitments shall determine that it is legally prohibited from making a General Revolving Loan under such circumstances, each Lender (other than the Swing Line Lender giving the Notice of Swing Line Refunding), or each Lender (other than such Swing Line Lender) so prohibited, as the case may be, shall, on the date such General Revolving Loan would have been made by it (the "PURCHASE DATE"), purchase an undivided participating interest in the outstanding Swing Line Revolving Loans to which such Notice of Swing Line Refunding related, in an amount (the "SWING LINE PARTICIPATION AMOUNT") equal to such Lender's General Revolving Facility Percentage of such Swing Line Revolving Loans. On the Purchase Date, each such Lender or each such Lender so prohibited, as the case may be, shall pay to the Swing Line Lender, in immediately available funds, such Lender's Swing Line Participation Amount, and promptly upon receipt thereof the Swing Line Lender shall, if requested by such other Lender, deliver to such Lender a participation certificate, dated the date of the Swing Line Lender's receipt of the funds from, and evidencing such Lender's participating interest in such Swing Line Revolving Loans and its Swing Line Participation Amount in respect thereof. If any amount required to be paid by a Lender to the Swing Line Lender pursuant to the above provisions in respect of any Swing Line Participation Amount is not paid on the date such payment is due, such Lender shall pay to the Swing Line Lender on demand interest on the amount not so paid at the overnight Federal Funds Effective Rate from the due date until such amount is paid in full.

         (c) Whenever, at any time after the Swing Line Lender has received from any other Lender such Lender's Swing Line Participation Amount, the Swing Line Lender receives any payment from or on behalf of the Borrower on account of the related Swing Line Revolving Loans, the Swing Line Lender will promptly distribute to such Lender its General Revolving Facility Percentage of such payment on account of its Swing Line Participation Amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded); PROVIDED, HOWEVER, that in the event such payment received by the Swing Line Lender is required to be returned, such Lender will return to the Swing Line Lender any portion thereof previously distributed to it by the Swing Line Lender.

         (d) Each Lender's obligation to make General Revolving Loans and/or to purchase participations in connection with a Notice of Swing Line Refunding (which shall in all events be within such Lender's Unutilized General Revolving Commitment, taking into account all outstanding participations in connection with Swing Line Refundings) shall be subject to the conditions that

                  (i) such Lender shall have received a Notice of Swing Line Refunding complying with the provisions hereof; and

                   (ii) at the time the Swing Line Revolving Loans which are the subject of such Notice of Swing Line Refunding were made, the Swing Line Lender making the same had no actual written notice from another Lender that an Event of Default had occurred and was continuing);

but otherwise shall be absolute and unconditional, shall be solely for the benefit of the Swing Line Lender which gives such Notice of Swing Line Refunding, and shall not be affected by any circumstance, including, without limitation, (A) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against any other Lender or any other person, or the Borrower may have against any Lender or other person, as the case may be, for any reason whatsoever; (B) the occurrence or continuance of a Default or Event of Default; (C) any event or circumstance involving a Material Adverse Effect upon the Borrower; (D) any breach of any Credit Document by any party thereto; or (E) any other circumstance, happening or event, whether or not similar to any of the foregoing.

         2.6. NOTES. (a) The Borrower's obligation to pay the principal of, and interest on, the Loans made to it by each Lender shall be evidenced (i) if General Revolving Loans, by a promissory note substantially in the form of Exhibit A-1 with blanks appropriately completed in conformity herewith (each a "GENERAL REVOLVING NOTE" and, collectively, the "GENERAL REVOLVING NOTES"), (ii) if Swing Line Revolving Loans, by a promissory note substantially in the form of Exhibit A-2 with blanks appropriately completed in conformity herewith (each a "SWING LINE REVOLVING NOTE" and, collectively, the "SWING LINE REVOLVING NOTES"), and (iii) if Competitive Bid Loans, by a promissory note substantially in the form of Exhibit A-3 with blanks appropriately completed in conformity herewith (each a "COMPETITIVE BID NOTE" and, collectively, the "COMPETITIVE BID NOTES").

         (b) The General Revolving Note issued to a Lender with a General Revolving Commitment shall: (i) be executed by the Borrower; (ii) be payable to the order of such Lender and be dated on or prior to the date the first Loan evidenced thereby is made; (iii) be in a stated principal amount equal to the General Revolving Commitment of such Lender and be payable in the principal amount of General Revolving Loans evidenced thereby; (iv) mature on the General Revolving Maturity Date; (v) bear interest as provided in section 2.8 in respect of the Prime Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby; (vi) be subject to mandatory prepayment as provided in section 5.2: and
(vii) be entitled to the benefits of this Agreement and the other Credit Documents.

         (c) The Swing Line Revolving Note issued to a Lender with a Swing Line Revolving Commitment shall: (i) be executed by the Borrower; (ii) be payable to the order of such Lender and be dated on or prior to the date the first Loan evidenced thereby is made; (iii) be in a stated principal amount equal to the Swing Line Revolving Commitment of such Lender and be payable in the principal amount of Swing Line Revolving Loans evidenced thereby; (iv) mature as to any Swing Line Revolving Loan evidenced thereby on the maturity date, not later than the 30th day following the date such Swing Line Revolving Loan was made, specified in the applicable Notice of Borrowing; (v) bear interest as provided in section 2.8 in respect of the Prime Rate Loans or Money Market Rate

Loans, as the case may be, evidenced thereby; (vi) be subject to mandatory prepayment as provided in section 5.2; and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

         (d) The Competitive Bid Note issued to a Lender which has made a Competitive Bid Loan shall: (i) be executed by the Borrower; (ii) be payable to the order of such Lender and be dated on or prior to the date the first Competitive Bid Loan is made by such Lender; (iii) be payable in the principal amount of the Competitive Bid Loans evidenced thereby; (iv) mature as to any Competitive Bid Loan evidenced thereby on the maturity date selected therefor in the applicable Notice of Competitive Bid Borrowing; (v) bear interest as to any such Competitive Bid Loan at the rate and payable on the dates provided therefor as contemplated by section 2.4(e); (vi) be subject in the case of any Competitive Bid Loan evidenced thereby to optional or mandatory prepayment only as contemplated by section 2.4(d); and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

         (e) Each Lender will note on its internal records the amount of each Loan made by it and each payment in respect thereof and will, prior to any transfer of any Note, endorse on the reverse side thereof or the grid attached thereto the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation or any error in any such notation shall not affect the Borrower's obligations in respect of such Loans.

         2.7. CONVERSIONS OF GENERAL REVOLVING LOANS. The Borrower shall have the option to convert on any Business Day all or a portion at least equal to the applicable Minimum Borrowing Amount of the outstanding principal amount of the outstanding Loans comprising a Borrowing under the General Revolving Facility into a Borrowing or Borrowings under the same Facility of the other Type of Loan which can be made pursuant to such Facility, PROVIDED that: (i) no partial conversion of a Borrowing of Eurodollar Loans shall reduce the outstanding principal amount of the Eurodollar Loans made pursuant to such Borrowing to less than the Minimum Borrowing Amount applicable thereto; (ii) any conversion of Eurodollar Loans into Prime Rate Loans shall be made on, and only on, the last day of an Interest Period for such Eurodollar Loans; (iii) Prime Rate Loans may only be converted into Eurodollar Loans if no Default under section 10.1(a) or Event of Default is in existence on the date of the conversion unless the Required Lenders otherwise agree; and (iv) Borrowings of Eurodollar Loans resulting from this section 2.7 shall conform to the requirements of section
2.2. Each such conversion shall be effected by the Borrower giving the Administrative Agent at its Notice Office, prior to 11:00 A.M. (local time at such Notice Office), at least three Business Days' (or prior to 11:00 A.M. (local time at such Notice Office) same Business Day's, in the case of a conversion into Prime Rate Loans) prior written notice (or telephonic notice promptly confirmed in writing if so requested by the Administrative Agent) (each a "NOTICE OF CONVERSION"), substantially in the form of Exhibit B-3, specifying the Loans to be so converted and the Facility under which such Loans are outstanding, the Type of Loans to be converted into and, if to be converted into a Borrowing of Eurodollar Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall give each Lender prompt notice of any such proposed conversion affecting any of its Loans. For the avoidance of doubt, the prepayment or repayment of any Loans out of the proceeds of other Loans by the Borrower is not considered a conversion of Loans into other Loans.

         2.8. INTEREST ON REVOLVING LOANS. (a) The unpaid principal amount of each General Revolving Loan which is (i) a Prime Rate Loan shall bear interest from the date of the Borrowing thereof until maturity (whether by acceleration or otherwise) at a fluctuating rate per annum which shall at all times be equal to the Prime Rate in effect from time to time; or (ii) a Eurodollar Loan shall bear interest from the date of the Borrowing thereof until maturity (whether by acceleration or otherwise) at a rate per annum which shall at all times be the Applicable Eurodollar Margin (as defined below) for such General Revolving Loan PLUS the relevant Eurodollar Rate.

         (b) The unpaid principal amount of each Swing Line Revolving Loan which is (i) a Prime Rate Loan shall bear interest from the date of the Borrowing thereof until maturity (whether by acceleration or otherwise) at a fluctuating rate per annum which shall at all times be equal to the Prime Rate in effect from time to time; or (ii) a Money Market Rate Loan shall bear interest from the date of the Borrowing thereof until maturity (whether by acceleration or otherwise) at a rate per annum which shall be equal to the Quoted Rate therefor.

         (c) Notwithstanding the above provisions, if a Default under section 10.1(a) or Event of Default is in existence, all outstanding amounts of principal and, to the extent permitted by law, all overdue interest, in respect of each Revolving Loan shall bear interest, payable on demand, at a rate per annum equal to 2% per annum above the interest rate otherwise applicable thereto. If any amount (other than the principal of and interest on the Loans) payable by the Borrower under the Credit Documents is not paid when due, such amount shall bear interest, payable on demand, at a rate per annum equal to the Prime Rate in effect from time to time PLUS 2% per annum.

         (d) Interest shall accrue from and including the date of any Revolving Borrowing to but excluding the date of any prepayment or repayment thereof and shall be payable:

                  (i) in the case of any Swing Line Revolving Loan, on any prepayment (on the amount prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand; and

                  (ii) in the case of any General Revolving Loan (A) which is a Prime Rate Loan, quarterly in arrears on the last Business Day of March, June, September and December, (B) which is a Eurodollar Loan, on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on the dates which are successively three months after the commencement of such Interest Period, and (C) in respect of each General Revolving Loan, on any prepayment or conversion (on the amount prepaid or converted), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

         (e) All computations of interest hereunder shall be made in accordance with section 12.7(b).

         (f) Each Reference Bank agrees to furnish the Administrative Agent timely information for the purpose of determining the Eurodollar Rate for any Borrowing consisting of Eurodollar Loans. If any one or more of the Reference Banks shall not timely furnish such information, the Administrative Agent shall determine the Eurodollar Rate on the basis of timely information furnished by the remaining Reference Banks. The Administrative Agent upon determining the interest rate for any Borrowing shall promptly notify the Borrower and the Lenders thereof.

         (g) As used herein, the term "APPLICABLE EURODOLLAR MARGIN", as applied to any Loan which is a Eurodollar Loan, means the rate per annum determined by the Administrative Agent in accordance with the Pricing Grid Table which appears below, based on the Borrower's ratio of Consolidated Net Debt to Consolidated Total Capital as of the end of the most recent fiscal quarter or fiscal year for which financial statements have been delivered hereunder, and the following provisions; PROVIDED that, subject to section 2.8(b), if any financial statements referred to in section 8.1(a) or (b) are not timely delivered, the Applicable Eurodollar Margin will be the highest rate indicated therefor in such Table during the period from the due date of such financial statements until such financial statements are so delivered. Initially, until changed hereunder in accordance with the following provisions, the Applicable Eurodollar Margin will be 16.50 basis points per annum. Subsequent to the fiscal quarter of the Borrower ended on or nearest to March 31, 1998, the Administrative Agent will determine the Applicable Eurodollar Margin for any Loan in accordance with the Pricing Grid Table, based on the Borrower's ratio (expressed as a percentage) of Consolidated Net Debt to Consolidated Capital as of the end of the most recent fiscal quarter or fiscal year for which financial statements have been delivered hereunder, and identified in such Table. Changes in the Applicable Eurodollar Margin based upon changes in such ratio shall become effective on the first day of the month following the receipt by the Administrative Agent pursuant to section 8.1(a) or (b) of the financial statements of the Borrower, accompanied by the certificate referred to in section 8.1(c), demonstrating the computation of such ratio, based upon the ratio in effect at the end of the applicable period covered by such financial statements. Any changes in the Applicable Eurodollar Margin shall be determined by the Administrative Agent in accordance with the above provisions and the Administrative Agent will promptly provide notice of such determinations to the Borrower and the Lenders. Any such determination by the Administrative Agent pursuant to this section 2.8(g) shall be conclusive and binding absent manifest error.

                               PRICING GRID TABLE
                           (EXPRESSED IN BASIS POINTS)



=====================================================================================================================

                                                                        Applicable                  Applicable
                           RATIO OF                                     Eurodollar                   Facility
                     CONSOLIDATED NET DEBT                                Margin                     Fee Rate
                              TO
                  CONSOLIDATED TOTAL CAPITAL

---------------------------------------------------------------------------------------------------------------------
Greater than 40.00%                                                        25.00                       12.50

---------------------------------------------------------------------------------------------------------------------

Greater than 30.00% and less than or equal to 40.00%                       20.00                       10.00

---------------------------------------------------------------------------------------------------------------------

Equal or less than 30.00%                                                  16.50                        8.50

=====================================================================================================================


         2.9. INTEREST PERIODS. (a) At the time the Borrower gives a Notice of Borrowing or Notice of Conversion in respect of the making of, or conversion into, a Borrowing of Eurodollar Loans (in the case of the initial Interest Period applicable thereto) or prior to 11:00 A.M. (local time at the applicable Notice Office) on the third Business Day prior to the expiration of an Interest Period applicable to a Borrowing of Eurodollar Loans, it shall have the right to elect by giving the Administrative Agent written or telephonic notice (in the case of telephonic notice, promptly confirmed in writing if so requested by the Administrative Agent) of the Interest Period applicable to such Borrowing, which Interest Period shall, at the option of the Borrower, be a one, two, three or six month period. Notwithstanding anything to the contrary contained above:

                  (i) the initial Interest Period for any Borrowing of Eurodollar Loans shall commence on the date of such Borrowing (including the date of any conversion from a Borrowing of Prime Rate Loans) and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period expires;

                  (ii) if any Interest Period begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

                  (iii) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day, PROVIDED that if any Interest Period would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                  (iv) subject to the foregoing clauses (i) through (iii), (x) only a one month Interest Period shall be available to be selected prior to the Syndication Date; and (y) all General Revolving Loans which constitute Eurodollar Loans and are outstanding during said period shall have been incurred or converted into one or more Borrowings, with all such Borrowings to commence and end on the same day;

                  (v) no Interest Period for any Loan may be selected which would end after the Maturity Date applicable thereto; and

                  (vi) no Interest Period may be elected at any time when a Default under section 10.1(a) or an Event of Default is then in existence unless the Required Lenders otherwise agree.

         (b) If upon the expiration of any Interest Period the Borrower has failed to (or may not) elect a new Interest Period to be applicable to the respective Borrowing of Eurodollar Loans as provided above, the Borrower shall be deemed to have elected to convert such Borrowing to Prime Rate Loans effective as of the expiration date of such current Interest Period.

         2.10. INCREASED COSTS, ILLEGALITY, ETC. (a) In the event that (x) in the case of clause (i) below, the Administrative Agent or (y) in the case of clauses (ii) and (iii) below, any Lender, shall have determined on a reasonable basis (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto):

                  (i) on any date for determining the Eurodollar Rate for any Interest Period that, by reason of any changes arising after the Effective Date affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurodollar Rate; or

                  (ii) at any time, that such Lender shall incur increased costs or reductions in the amounts received or receivable hereunder in an amount which such Lender deems material with respect to any Eurodollar Loans (other than any increased cost or reduction in the amount received or receivable resulting from the imposition of or a change in the rate of taxes or similar charges) because of (x) any change since the Effective Date in any applicable law, governmental rule, regulation, guideline, order or request (whether or not having the force of law), or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, guideline, order or request (such as, for example, but not limited to, a change in official reserve requirements, but, in all events, excluding reserves includable in the Eurodollar Rate pursuant to the definition thereof) and/or (y) other circumstances adversely affecting the interbank Eurodollar market or the position of such Lender in such market; or

                  (iii) at any time, that the making or continuance of any Eurodollar Loan has become unlawful by compliance by such Lender in good faith with any change since the Effective Date in any law, governmental rule, regulation, guideline or order, or the interpretation or application thereof, or would conflict with any thereof not having the force of law but with which such Lender customarily complies or has become impracticable as a result of a contingency occurring after the Effective Date which materially adversely affects the interbank Eurodollar market;

THEN, and in any such event, such Lender (or the Administrative Agent in the case of clause (i) above) shall (x) on or promptly following such date or time and (y) within 10 Business Days of the date on which such event no longer exists give notice (by telephone confirmed in writing) to the Borrower and to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other applicable Lenders). Thereafter (x) in the case of clause (i) above, Eurodollar Loans shall no longer be available until such time as the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing or Notice of Conversion given by the Borrower with respect to Eurodollar Loans which have not yet been incurred or converted shall be deemed rescinded by the Borrower or, in the case of a Notice of Borrowing, shall, at the option of the Borrower, be deemed converted into a Notice of Borrowing for Prime Rate Loans to be made on the date of Borrowing contained in such Notice of Borrowing, (y) in the case of clause (ii) above, the Borrower shall pay to such Lender, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender shall determine) as shall be required to compensate such Lender, for such increased costs or reductions in amounts receivable hereunder (a written notice as to the additional amounts owed to such Lender, showing the basis for the calculation thereof, which basis must be reasonable, submitted to the Borrower by such Lender shall, absent manifest error, be final and conclusive and binding upon all parties hereto) and (z) in the case of clause (iii) above, the Borrower shall take one of the actions specified in section 2.10(b) as promptly as possible and, in any event, within the time period required by law.

         (b) At any time that any Eurodollar Loan is affected by the circumstances described in section 2.10(a)(ii) or (iii), the Borrower may (and in the case of a Eurodollar Loan affected pursuant to section 2.10(a)(iii) the Borrower shall) either (i) if the affected Eurodollar Loan is then being made pursuant to a Borrowing, by giving the Administrative Agent telephonic notice (confirmed promptly in writing) thereof on the same date that the Borrower was notified by a Lender pursuant to section 2.10(a)(ii) or (iii), cancel said Borrowing, convert the related Notice of Borrowing into one requesting a Borrowing of Prime Rate Loans or require the affected Lender to make its requested Loan as a Prime Rate Loan, or (ii) if the affected Eurodollar Loan is then outstanding, upon at least one Business Day's notice to the Administrative Agent, require the affected Lender to convert each such Eurodollar Loan into a Prime Rate Loan, PROVIDED that if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this section 2.10(b).

         (c) If any Lender shall have determined that after the Effective Date, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged by law with the interpretation or administration thereof, or compliance by such Lender or its parent corporation with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank, or comparable agency, in each case made subsequent to the Effective Date, has or would have the effect of reducing by an amount reasonably deemed by such Lender to be material the rate of return on such Lender's or its parent corporation's capital or assets as a consequence of such Lender's commitments or obligations hereunder to a level below that which such Lender or its parent corporation could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Lender's or its parent corporation's policies with respect to capital adequacy), then from time to time, within 15 days after demand by such Lender (with a copy to the Administrative Agent), the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or its parent corporation for such reduction. Each Lender, upon determining in good faith that any additional amounts will be payable pursuant to this section 2.10(c), will give prompt written notice thereof to the Borrower, which notice shall set forth, in reasonable detail, the basis of the calculation of such additional amounts, which basis must be reasonable, although the failure to give any such notice shall not release or diminish any of the Borrower's obligations to pay additional amounts pursuant to this section 2.10(c) upon the subsequent receipt of such notice.

         (d) Notwithstanding anything in this Agreement to the contrary, (i) no Lender shall be entitled to compensation or payment or reimbursement of other amounts under section 2.10 for any amounts incurred or accruing more than 90 days prior to the giving of notice to the Borrower of additional costs or other amounts of the nature described in such sections, and (ii) no Lender shall demand compensation for any reduction referred to in section 2.10(c) if it shall not at the time be the general policy or practice of such Lender to demand such compensation, payment or reimbursement in similar circumstances under comparable provisions of other credit agreements.

         2.11. BREAKAGE COMPENSATION. The Borrower shall compensate each applicable Lender, upon its written request (which request shall set forth the detailed basis for requesting and the method of calculating such compensation), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund its Eurodollar Loans or Money Market Rate Loans) which such Lender may sustain: (i) if for any reason (other than a default by such Lender or the Administrative Agent), (A) a Borrowing of Eurodollar Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion (whether or not rescinded or withdrawn by the Borrower or deemed rescinded or withdrawn pursuant to section 2.10(a)), or (B) a Borrowing of Money Market Rate Loans does not occur on a date specified therefor in a Notice of Borrowing; (ii) if any repayment, prepayment or conversion of any of its Eurodollar Loans occurs on a date which is not the last day of an Interest Period applicable thereto; (iii) if any repayment or prepayment of any of its Money Market Rate Loans occurs on a date which is not the maturity date thereof; (iv) if any prepayment of any of its Eurodollar Loans or Money Market Rate Loans, as the case may be, is not made on any date specified in a notice of prepayment given by the Borrower; or (v) as a consequence of (x) any other default by the Borrower to repay its Eurodollar Loans or Money Market Rate Loans when required by the terms of this Agreement or
(y) an election made pursuant to section 2.10(b).

         2.12. CHANGE OF LENDING OFFICE; REPLACEMENT OF LENDERS. (a) Each Lender agrees that, upon the occurrence of any event giving rise to the operation of section 2.10(a)(ii) or (iii) or 2.10(c) with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such

Lender) to designate another Applicable Lending Office for any Loans or Commitment affected by such event, PROVIDED that such designation is made on such terms that such Lender and its Applicable Lending Office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of any such section.

         (b) If any Lender requests any compensation, reimbursement or other payment under section 2.10(a)(ii) or (iii) or 2.10(c) with respect to such Lender, or if any Lender is a Defaulting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with the restrictions contained in section 12.4(b)), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); PROVIDED that (i) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts), and (iii) in the case of any such assignment resulting from a claim for compensation, reimbursement or other payments required to be made under section 2.10(a)(ii) or (iii) or 2.10(c) with respect to such Lender, such assignment will result in a reduction in such compensation, reimbursement or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

         (c) Nothing in this section 2.12 shall affect or postpone any of the obligations of the Borrower or the right of any Lender provided in section 2.10.


         SECTION 3. FEES.

         3.1. FACILITY FEE. (a) The Borrower agrees to pay to the Administrative Agent a Facility Fee ("FACILITY FEE") for the account of each Non-Defaulting Lender which has a General Revolving Commitment for the period from and including the Effective Date to but not including the date the Total General Revolving Commitment has been terminated, on the daily amount of the Total General Revolving Commitment, whether used or unused, at the Applicable Facility Fee Rate, payable quarterly in arrears on the last Business day of each March, June, September and December and on the General Revolving Maturity Date, commencing with the last Business day of March 1998 for the period from the Effective Date to such date.

         (b) As used herein, the term "APPLICABLE FACILITY FEE RATE" means the rate per annum determined by the Administrative Agent in accordance with the Pricing Grid Table which appears in section 2.8(g), based on the Borrower's ratio of Consolidated Net Debt to Consolidated Total Capital as of the end of the most recent fiscal quarter or fiscal year for which financial statements have been delivered hereunder, and following provisions; PROVIDED, that, notwithstanding anything to the contrary contained herein, during any period in which a Default under section 10.1(a) or Event of Default shall have occurred and be continuing, the Applicable Facility Fee Rate will be the highest rate per annum indicated for the Applicable Facility Fee Rate in such Pricing Grid Table. Initially, until changed hereunder in accordance with the following provisions, the Applicable Facility Fee Rate will be 8.50 basis points per annum. Subsequent to the fiscal quarter of the Borrower ended on or nearest to March 31, 1998, the Administrative Agent will determine the Applicable Facility Fee Rate in accordance with such Pricing Grid Table, based on the Borrower's ratio (expressed as a percentage) of Consolidated Net Debt to Consolidated Capital as of the end of the most recent fiscal quarter or fiscal year for which financial statements have been delivered hereunder, and identified in such Table. Changes in the Applicable Facility Fee Rate, based upon changes in the Borrower's ratio of Consolidated Net Debt to Consolidated Total Capital, shall become effective on the first day of the month following the receipt by the Administrative Agent pursuant to section 8.1(a) or (b) of the financial statements of the Borrower, accompanied by the certificate referred to in section 8.1(c), demonstrating the computation of such ratio, based upon the ratio in effect at the end of the applicable period covered by such financial statements. Any changes in the Applicable Facility Fee Rate shall be determined by the Administrative Agent in accordance with the above provisions and the Administrative

Agent will promptly provide notice of such determinations to the Borrower and the Lenders. Any such determination by the Administrative Agent pursuant to this section 3.1(b) shall be conclusive and binding absent manifest error.

         3.2. OTHER FEES. The Borrower shall pay to the Administrative Agent on the Effective Date and thereafter for its own account and/or for distribution to the Lenders such fees as heretofore agreed by the Borrower and the Administrative Agent.

         3.3. COMPUTATIONS OF FEES. All computations of Fees shall be made in accordance with section 12.7(b).

         SECTION 4. COMMITMENTS.

         4.1. VOLUNTARY TERMINATION/REDUCTION OF COMMITMENTS. Upon at least three Business Days' prior written notice (or telephonic notice confirmed in writing) to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), the Borrower shall have the right, without premium or penalty, to:

                  (a) terminate the Total General Revolving Commitment, PROVIDED that (i) the Swing Line Revolving Commitment is simultaneously terminated; (ii) any and all outstanding General Revolving Loans and any and all outstanding Swing Line Revolving Loans are contemporaneously prepaid in accordance with section 5.1; and (iii) any and all outstanding Competitive Bid Loans are contemporaneously prepaid in accordance with section 2.4;

                  (b) terminate the Swing Line Revolving Commitment, PROVIDED that all outstanding Swing Line Revolving Loans are contemporaneously prepaid in accordance with section 5.1; and/or

                  (c) partially and permanently reduce (x) the Unutilized Total General Revolving Commitment, and/or (y) the Unutilized Swing Line Revolving Commitment, PROVIDED that:

                           (i) any such reduction shall apply to proportionately
                  and permanently reduce the applicable Commitment of each of the affected Lenders;

                           (ii) any partial reduction of the Unutilized Total
                  General Revolving Commitment pursuant to this section 4.1 shall be in the amount of at least $5,000,000 (or, if greater, in integral multiples of $1,000,000);

                           (iii) any partial reduction of the Unutilized Swing
                  Line Revolving Commitment pursuant to this section 4.1 shall be in the amount of at least $1,000,000 (or, if greater, in integral multiples of $500,000);

                           (iv) in the case of any such partial reduction of the
                  Unutilized Total General Revolving Commitment, after giving effect thereto, the outstanding Swing Line Revolving Loans, if any, do not exceed the Unutilized Total General Revolving Commitment as so reduced (and after giving effect to any Competitive Bid Reduction).

         4.2. MANDATORY TERMINATION OF COMMITMENTS, ETC. (a) The Total Commitment (and each Commitment of each Lender) shall terminate on January 31, 1998, unless the Initial Borrowing Date has occurred on or prior to such date.

         (b) The Total General Revolving Commitment (and the General Revolving Commitment of each Lender) shall terminate on the earlier of (x) the General Revolving Maturity Date and (y) the date on which a Change of Control occurs.

         (c) The Total Swing Line Revolving Commitment (and the Swing Line Revolving Commitment of each Lender) shall terminate on the earlier of (x) the Swing Line Revolving Maturity Date and (y) the date on which a Change of Control occurs.

         4.3. EXTENSION OF MATURITY DATES. At any time after January 1, 1999, and during the 30 day period following delivery by the Borrower pursuant to section 8.1(a) of its consolidated financial statements for its fiscal year then most recently ended, and annually thereafter during the 30 day period following delivery by the Borrower of its consolidated financial statements pursuant to section 8.1(a), the Borrower may request the Administrative Agent to determine if (x) all of the Lenders with Swing Line Revolving Commitments are then willing to extend the Swing Line Maturity Date for a single additional year, and (y) all of the Lenders with General Revolving Commitments are then willing to extend the General Revolving Maturity Date for a single additional year. If the Borrower so requests, the Administrative Agent will so advise the Lenders. If all of the Lenders in their sole discretion are all willing to so extend the Swing Line Revolving Maturity Date and the General Revolving Maturity Date, as applicable, after taking into account such considerations as any Lender may deem relevant, the Borrower, the Administrative Agent and all of the Lenders shall execute and deliver a definitive written instrument so extending the Swing Line Maturity Date and/or the General Revolving Maturity Date. No such extension of the Swing Line Revolving Maturity Date and/or the General Revolving Maturity Date shall be valid or effective for any purpose unless such definitive written instrument is so signed and delivered within 60 days following the giving by the Administrative Agent of notice to the Lenders that the Borrower has requested such an extension.


         SECTION 5. PAYMENTS.

         5.1. VOLUNTARY PREPAYMENTS OF REVOLVING LOANS. The Borrower shall have the right to prepay any of its Revolving Loans, in whole or in part, without premium or penalty, from time to time on the following terms and conditions:

                  (i) the Borrower shall give the Administrative Agent at the Notice Office written or telephonic notice (in the case of telephonic notice, promptly confirmed in writing if so requested by the Administrative Agent) of its intent to prepay the Loans, the amount of such prepayment and (in the case of Eurodollar Loans or Money Market Rate Loans) the specific Borrowing(s) pursuant to which made, which notice shall be received by the Administrative Agent by

                           (x) 11:00 A.M. (local time at the Notice Office)
                  three Business Days prior to the date of such prepayment, in the case of any prepayment of Eurodollar Loans, or

                           (y) 11:00 A.M. (local time at the Notice Office) on
                  the date of such prepayment, in the case of any prepayment of Prime Rate Loans or Money Market Rate Loans,

         and which notice shall promptly be transmitted by the Administrative Agent to each of the affected Lenders;

                  (ii) in the case of prepayment of any Borrowings under the General Revolving Facility, each partial prepayment of any such Borrowing shall be in an aggregate principal of at least $5,000,000 or an integral multiple of $1,000,000 in excess thereof, in the case of Prime Rate Loans and at least $5,000,000 or an integral multiple of $1,000,000 in excess thereof, in the case of Eurodollar Loans;

                  (iii) in the case of prepayment of any Borrowings under the Swing Line Revolving Facility, each partial prepayment of any such Borrowing shall be in an aggregate principal of at least $2,000,000 or an integral multiple of $500,000 in excess thereof;

                  (iv) no partial prepayment of any Loans made pursuant to a Borrowing shall reduce the aggregate principal amount of such Loans outstanding pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto;

                  (v) each prepayment in respect of any Loans made pursuant to a Borrowing shall be applied PRO RATA among such Loans; and

                  (vi) each prepayment of Eurodollar Loans or Money Market Rate Loans pursuant to this section 5.1 on any date other than the last day of the Interest Period applicable thereto, in the case of Eurodollar Loans, or the maturity date thereof, in the case of Money Market Rate Loans, as the case may be, shall be accompanied by any amounts payable in respect thereof under section 2.11.

         5.2. MANDATORY PREPAYMENTS. The Loans shall be subject to mandatory prepayment in accordance with the following provisions:

                  (a) IF OUTSTANDING GENERAL REVOLVING LOANS, ETC EXCEED TOTAL GENERAL REVOLVING COMMITMENT. If on any date (after giving effect to any other payments on such date) the sum of (i) the aggregate outstanding principal amount of General Revolving Loans, PLUS (ii) the aggregate outstanding principal amount of Competitive Bid Loans, exceeds the Total General Revolving Commitment as then in effect (without giving effect to any Competitive Bid Reduction), the Borrower shall prepay on such date that principal amount of General Revolving Loans and, after General Revolving Loans have been paid in full, that principal amount of Competitive Bid Loans, in an aggregate amount, conforming in the case of prepayments of General Revolving Loans to the requirements of section 5.1 as to the amount of partial prepayments provided for therein, at least equal to such excess.

                  (b) IF OUTSTANDING SWING LINE REVOLVING LOANS EXCEED THE UNUTILIZED TOTAL GENERAL REVOLVING COMMITMENT. If on any date (after giving effect to any other payments on such date) the aggregate outstanding principal amount of Swing Line Revolving Loans exceeds the Unutilized Total General Revolving Commitment as then in effect (after giving effect to any Competitive Bid Reduction),, the Borrower shall prepay on such date Swing Line Revolving Loans in an aggregate principal amount, conforming to the requirements of section 5.1 as to the amount of partial prepayments provided for therein, at least equal to such excess.

                  (c) IF OUTSTANDING SWING LINE REVOLVING LOANS EXCEED THE SWING LINE REVOLVING COMMITMENT. If on any date (after giving effect to any other payments on such date) the aggregate outstanding principal amount of Swing Line Revolving Loans exceeds the Swing Line Revolving Commitment as then in effect, the Borrower shall prepay on such date Swing Line Revolving Loans in an aggregate principal amount, conforming to the requirements of section 5.1 as to the amount of partial prepayments provided for therein, at least equal to such excess.

                  (d) CHANGE OF CONTROL. On the date on which a Change of Control occurs, notwithstanding anything to the contrary contained in this Agreement, no further Borrowings shall be made and the then outstanding principal amount of all Loans, if any, shall become due and payable and shall be prepaid in full.

                  (e) PARTICULAR LOANS TO BE PREPAID. With respect to each prepayment of Loans required by this section 5.2, the Borrower shall designate the Types of Loans which are to be prepaid and the specific Borrowing(s) pursuant to which such prepayment is to be made, PROVIDED that (i) the Borrower shall first so designate all Loans that are Prime Rate Loans and Eurodollar Loans with Interest Periods ending on the date of prepayment prior to designating any other Eurodollar Loans for prepayment, (ii) if the outstanding principal amount of Eurodollar Loans made pursuant to a Borrowing is reduced below the applicable Minimum Borrowing Amount as a result of any such prepayment, then all the Loans outstanding pursuant to such Borrowing shall be converted into Prime Rate Loans, and (iii) each prepayment of any Loans made pursuant to a Borrowing shall be applied PRO RATA among such Loans. In the absence of a designation by the Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its sole discretion with a view, but no obligation, to minimize breakage costs owing under section 2.11. Any prepayment of Eurodollar Loans or Money Market Rate Loans pursuant to this section 5.2 shall in all events be accompanied by such compensation as is required by section 2.11.

         5.3. METHOD AND PLACE OF PAYMENT. Except as otherwise specifically provided herein, all payments under this Agreement shall be made to the Administrative Agent for the ratable (based on its PRO RATA share) account of the Lenders entitled thereto, not later than 11:00 A.M. (local time at the Payment Office) on the date when due and shall be made in immediately available funds and in lawful money of the United States of America at the Payment Office, it being understood that written notice by the Borrower to the Administrative Agent to make a payment from the funds in the Borrower's account at the Payment Office shall constitute the making of such payment to the extent of such funds held in such account. Any payments under this Agreement which are made later than 11:00 A.M. (local time at the Payment Office) shall be deemed to have been made on the next succeeding Business Day. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable during such extension at the applicable rate in effect immediately prior to such extension.

         5.4. NET PAYMENTS. All payments made by the Borrower hereunder, under any Note or any other Credit Document, will be made without setoff, counterclaim or other defense.

         5.5. WITHHOLDING TAX EXEMPTION. (a) Each Lender that is not a United States person (as such term is defined in section 7701(a)(30) of the Code) for Federal income tax purposes agrees to provide to the Borrower and the Administrative Agent on or prior to the Effective Date, or in the cases of a Lender that is an assignee or transferee of an interest under this Agreement pursuant to section 12.4 (unless the respective Lender was already a Lender hereunder immediately prior to such assignment or transfer and such Lender is in compliance with the provisions of this section 5.5), on the date of such assignment or transfer to such Lender, (i) two accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001 (or successor forms) certifying to such Lender's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement or any other Credit Document.

         (b) In addition, each Lender agrees that from time to time after the Effective Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will deliver to the Borrower and the Administrative Agent two new accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Lender to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement and any other Credit Document, or it shall immediately notify the Borrower and the Administrative Agent of its inability to deliver any such Form and that it is not capable of receiving payments under the Credit Documents without deduction or withholding of United States federal income tax, in which case such Lender shall not be required to deliver any such Form pursuant to this section 5.5.

         SECTION 6. CONDITIONS PRECEDENT.

         6.1. CONDITIONS PRECEDENT AT INITIAL BORROWING DATE. The obligation of the Lenders to make Revolving Loans is subject to the satisfaction of each of the following conditions on the Initial Borrowing Date:

                  (a) EFFECTIVENESS; REVOLVING NOTES. On or prior to the Initial Borrowing Date, (i) the Effective Date shall have occurred and (ii) there shall have been delivered to the Administrative Agent for the account of each Lender the appropriate Revolving Note or Notes executed by the Borrower, in each case, in the amount, maturity and as otherwise provided herein.

                  (b) FEES, ETC. The Borrower shall have paid or caused to be paid all fees required to be paid by it on or prior to such date pursuant to section 4 hereof and all reasonable fees and expenses of the Administrative Agent and of special counsel to the Administrative Agent which have been invoiced on or prior to such date in connection with the preparation, execution and delivery of this Agreement and the other Credit Documents and the consummation of the transactions contemplated hereby and thereby.

                  (c) CORPORATE RESOLUTIONS AND APPROVALS. The Administrative Agent shall have received, in sufficient quantity for the Administrative Agent and the Lenders, certified copies of the resolutions of the

         Board of Directors of the Borrower, approving the Credit Documents to which the Borrower is or may become a party, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the execution, delivery and performance by the Borrower of the Credit Documents to which it is or may become a party.

                  (d) INCUMBENCY CERTIFICATE. The Administrative Agent shall have received, in sufficient quantity for the Administrative Agent and the Lenders, a certificate of the Secretary or an Assistant Secretary of the Borrower, certifying the names and true signatures of the officers of the Borrower authorized to sign the Credit Documents to which the Borrower is a party and any other documents to which the Borrower is a party which may be executed and delivered in connection herewith.

                  (e) OPINION OF COUNSEL. On the Initial Borrowing Date, the Administrative Agent shall have received an opinion, addressed to the Administrative Agent and each of the Lenders and dated the Initial Borrowing Date, from Turner, Granzow & Hollenkamp, special counsel to the Borrower, substantially in the form of Exhibit C hereto and covering such other matters incident to the transactions contemplated hereby as the Administrative Agent may reasonably request, such opinion to be in form and substance satisfactory to the Administrative Agent.

                  (f) COMPLETION OF UARCO ACQUISITION. Contemporaneously with the initial Borrowing hereunder on the Initial Borrowing Date, the Borrower shall have completed the Uarco Acquisition in accordance with the Uarco Acquisition Documents, PROVIDED that at the time of completion of the Uarco Acquisition all of the following conditions shall be satisfied:

                           (i) The Borrower shall have delivered to the
                  Administrative Agent, in sufficient quantities for the Lenders, (x) all of the Uarco Acquisition Documents, certified as true and correct by an Authorized Officer, all of which Acquisition Documents shall be in the same form as they were in at the time they were previously furnished to the Lenders not later than five days prior to the Effective Date, or shall otherwise be satisfactory to the Required Lenders; and (y) not later than five days prior to the Effective Date, copies of all financial statements and other material financial information furnished to the Borrower pursuant to the provisions of the Uarco Acquisition Documents.

                           (ii) Each of the conditions precedent to the
                  obligations of the Borrower to consummate the Uarco Acquisition which is contained in any of the Uarco Acquisition Documents shall have been fulfilled (without any waiver thereto not consented to by the Required Lenders) to the satisfaction of the Required Lenders.

                           (iii) Without limiting the generality of the
                  foregoing, the Uarco Acquisition shall have been consummated in compliance with the terms of the Uarco Acquisition Documents and all applicable laws, and all material governmental and third party approvals in connection with the Uarco Acquisition contemplated by the Uarco Acquisition Documents and otherwise referred to herein or therein shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority (including any court having jurisdiction) which restrains or prevents such transactions or imposes, in the judgment of the Required Lenders, materially adverse conditions upon the consummation of the Uarco Acquisition or the continued operation of the Borrower's businesses or the business to be acquired by the Borrower in the Uarco Acquisition.

                  (g) PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings and all documents incidental to the transactions contemplated hereby shall be satisfactory in substance and form to the Administrative Agent and the Lenders and the Administrative Agent and its special counsel and the Lenders shall have received all such counterpart originals or certified or other copies of such documents as the Administrative Agent or its special counsel or any Lender may reasonably request.

         6.2. CONDITIONS PRECEDENT TO ALL LOANS (OTHER THAN COMPETITIVE BID BORROWINGS). The obligations of the Lenders to make each Revolving Loan is subject, at the time thereof, to the satisfaction of the following conditions:

                  (a) NOTICE OF BORROWING. The Administrative Agent shall have received a Notice of Revolving Borrowing meeting the requirements of section 2.2 with respect to the incurrence of such Revolving Loans.

                  (b) NO DEFAULT; REPRESENTATIONS AND WARRANTIES. At the time of each such Loan and also after giving effect thereto, (i) there shall exist no Default or Event of Default and (ii) all representations and warranties of the Borrower contained herein shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Loans, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties shall have been true and correct in all material respects as of the date when made.

The acceptance of the benefits of each Revolving Loan shall constitute a representation and warranty by the Borrower to each of the Lenders that all of the applicable conditions specified in section 6.1 and/or 6.2, as the case may be, exist as of that time. All of the certificates, legal opinions and other documents and papers referred to in section 6.1 or this section 6.2, unless otherwise specified, shall be delivered to the Administrative Agent for the account of each of the Lenders and, except for the Notes, in sufficient counterparts for each of the Lenders, and the Administrative Agent will promptly distribute to the Lenders their respective Revolving Notes and the copies of such other certificates, legal opinions and documents.

         6.3. CONDITIONS PRECEDENT TO EACH COMPETITIVE BID BORROWING. The obligation of each Lender which is to make a Competitive Bid Loan on the occasion of a Competitive Bid Borrowing (including the initial Competitive Bid Borrowing) to make such Competitive Bid Loan as part of such Competitive Bid Borrowing is subject to satisfaction of each of the following conditions;

                  (a) NOTICE OF COMPETITIVE BID BORROWING. The Administrative Agent shall have received the written confirmatory Notice of Competitive Bid Borrowing with respect thereto.

                  (b) COMPETITIVE BID NOTE. On or before the date of such Competitive Bid Borrowing, but prior to such Competitive Bid Borrowing, the Administrative Agent shall have received a Competitive Bid Note payable to the order of such Lender.

                  (c) NO DEFAULT; REPRESENTATIONS AND WARRANTIES. At the time thereof and also after giving effect thereto, (i) there shall exist no Default or Event of Default and (ii) all representations and warranties of the Borrower contained herein shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Competitive Bid Loan, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties shall have been true and correct in all material respects as of the date when made.

The acceptance of the benefits of each Competitive Bid Loan shall constitute a representation and warranty by the Borrower to each of the Lenders that all of the applicable conditions specified in this section 6.3 exist as of that time. The Administrative Agent will promptly distribute to the Lenders participating in such Competitive Bid Borrowing their respective Competitive Bid Notes.

         SECTION 7. REPRESENTATIONS AND WARRANTIES.

         In order to induce the Lenders to enter into this Agreement and to make the Loans provided for herein, the Borrower makes the following representations and warranties to, and agreements with, the Lenders, all of which shall survive the execution and delivery of this Agreement and the making of any such Loans:

         7.1. CORPORATE STATUS, ETC. Each of the Borrower and its Subsidiaries
(i) is a duly organized or formed and validly existing corporation, partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its formation and has the corporate, partnership or limited liability company power and authority, as applicable, to own its property and assets and to transact the business in which it is engaged and presently proposes to engage, and (ii) has duly qualified and is authorized to do business in all jurisdictions where it is required to be so qualified except where the failure to be so qualified would not have a Material Adverse Effect.

         7.2. SUBSIDIARIES. Annex II hereto lists, as of the date hereof, each Subsidiary of the Borrower (and the direct and indirect ownership interest of the Borrower therein).

         7.3. CORPORATE POWER AND AUTHORITY, ETC. The Borrower has the corporate power and authority to execute, deliver and carry out the terms and provisions of the Credit Documents to which it is party and has taken all necessary corporate action to authorize the execution, delivery and performance of the Credit Documents to which it is party. The Borrower has duly executed and delivered each Credit Document to which it is party and each Credit Document to which it is party constitutes the legal, valid and binding agreement or obligation of the Borrower enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

         7.4. NO VIOLATION. Neither the execution, delivery and performance by the Borrower of the Credit Documents to which it is party nor compliance with the terms and provisions thereof (i) will contravene any provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality applicable to the Borrower or its properties and assets, (ii) will conflict with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Borrower pursuant to the terms of any promissory note, bond, debenture, indenture, mortgage, deed of trust, credit or loan agreement, or any other material agreement or other instrument, to which the Borrower is a party or by which it or any of its property or assets are bound or to which it may be subject, or (iii) will violate any provision of the articles of incorporation or code of regulations of the Borrower.

         7.5. GOVERNMENTAL APPROVALS. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any foreign or domestic governmental or public body or authority, or any subdivision thereof, is required to authorize or is required as a condition to (i) the execution, delivery and performance by the Borrower of any Credit Document to which it is a party, or (ii) the legality, validity, binding effect or enforceability of any Credit Document to which the Borrower is a party.

         7.6. LITIGATION. There are no actions, suits or proceedings pending or, to, the knowledge of the Borrower, threatened with respect to the Borrower or any of its Subsidiaries (i) that have, or could reasonably be expected to have, a Material Adverse Effect, or (ii) which question the validity or enforceability of any of the Credit Documents, or of any action to be taken by the Borrower pursuant to any of the Credit Documents to which it is a party.

         7.7. USE OF PROCEEDS; MARGIN REGULATIONS. (a) The proceeds of all Loans shall be utilized (i) to finance the Uarco Acquisition, and (ii) for other lawful purposes not inconsistent with the requirements of this Agreement. Notwithstanding anything to the contrary contained herein, no proceeds of any Loans shall be used by the Borrower, directly or indirectly, to finance any acquisition which is actively opposed by the Board of Directors (or similar governing body) of the person or persons to be acquired in such transaction, unless all of the Lenders consent to such use of the proceeds of the Loans.

         (b) No part of the proceeds of any Loans will be used directly or indirectly to purchase or carry Margin Stock, or to extend credit to others for the purpose of purchasing or carrying any Margin Stock. Neither any Loans, nor the use of the proceeds thereof, will violate or be inconsistent with the provisions of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. At no time would more than 25% of the value of the assets of the Borrower or of the Borrower and its consolidated Subsidiaries that are subject to any "arrangement" (as such term is used in section 221.2(g) of such Regulation U) hereunder be represented by Margin Stock.

         7.8. FINANCIAL STATEMENTS, ETC. (a) The Borrower has furnished to the Lenders and the Administrative Agent complete and correct copies of (i) the audited consolidated balance sheets of the Borrower and its consolidated subsidiaries as of December 31, 1996, and December 31, 1995, and the related audited consolidated statements of income, stockholders' equity, and cash flows for the fiscal years then ended, accompanied by the unqualified report thereon of the Borrower's independent accountants; and (ii) the unaudited condensed consolidated balance sheets of the Borrower and its consolidated subsidiaries as of September 30, 1997, and the related unaudited condensed consolidated statements of income and of cash flows of the Borrower and its consolidated subsidiaries for the fiscal quarter or quarters then ended, as contained in the Form 10-Q Quarterly Report of the Borrower filed with the SEC. All such financial statements have been prepared in accordance with GAAP, consistently applied (except as stated therein), and fairly present the financial position of the Borrower and its consolidated subsidiaries as of the respective dates indicated and the consolidated results of their operations and cash flows for the respective periods indicated, subject in the case of any such financial statements which are unaudited, to normal audit adjustments, none of which will involve a Material Adverse Effect.

         (b) The Borrower has received consideration which is the reasonable equivalent value of the obligations and liabilities that the Borrower has incurred to the Administrative Agent and the Lenders. The Borrower now has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage and is now solvent and able to pay its debts as they mature and the Borrower, as of the Initial Borrowing Date, owns property having a value, both at fair valuation and at present fair salable value, greater than the amount required to pay the Borrower's debts; and the Borrower is not entering into the Credit Documents with the intent to hinder, delay or defraud its creditors.

         (c) The Borrower has delivered or caused to be delivered to the Lenders prior to the execution and delivery of this Agreement (i) a copy of the Borrower's Report on Form 10-K as filed (without Exhibits) with the SEC for its fiscal year ended December 31, 1996, which contains a general description of the business and affairs of the Borrower and its Subsidiaries; (ii) copies of the financial statements referred to in section 3.4 of the Stock Purchase Agreement (referred to in the definition of Uarco Acquisition Documents); (iii) a PRO FORMA consolidated balance sheet and consolidated income statement of the Borrower and its consolidated subsidiaries which gives effect to the completion of the Uarco Acquisition; and (iv) financial projections prepared by management of the Borrower for the Borrower and its Subsidiaries for the fiscal years 1998-2000 (the "FINANCIAL PROJECTIONS"). The Financial Projections were prepared on behalf of the Borrower in good faith after taking into account the existing and historical levels of business activity of the Borrower and its Subsidiaries, information supplied to the Borrower in connection with the Uarco Acquisition, known trends, including general economic trends, and all other information, assumptions and estimates considered by management of the Borrower and its Subsidiaries to be pertinent thereto. The Financial Projections were considered by management of the Borrower, as of such date of preparation, to be realistically achievable; PROVIDED, that no representation or warranty is made as to the impact of future general economic conditions or as to whether the Borrower's projected consolidated results as set forth in the Financial Projections will actually be realized. No facts are known to the Borrower at the date hereof which, if reflected in the Financial Projections, would result in a material adverse change in the assets, liabilities, results of operations or cash flows reflected therein.

         7.9. NO MATERIAL ADVERSE CHANGE. Since December 31, 1996, there has been no change in the condition, business or affairs of the Borrower and its Subsidiaries taken as a whole, or their properties and assets considered as an entirety, except for changes, none of which, individually or in the aggregate, has had or could reasonably be expected to have, a Material Adverse Effect.

         7.10. TAX RETURNS AND PAYMENTS. Each of the Borrower and each of its Subsidiaries has (i) filed all federal income tax returns and all other material tax returns, domestic and foreign, required to be filed by it, except for any amendments to any such returns which may be required to be filed and the failure to file the same has been deferred for valid business reasons and will not result in material penalties or additions to taxes; and (ii) paid all material taxes and assessments payable by it which have become due, other than those not yet delinquent and except for those contested in good faith. The Borrower and each of its Subsidiaries has established on its books such charges, accruals and reserves in respect of taxes, assessments, fees and other governmental charges for all fiscal periods as are required by GAAP. The Borrower knows of no proposed assessment for additional federal, foreign or state taxes for any period, or of any basis therefor, which, individually or in the aggregate, taking into account such charges, accruals and reserves in respect thereof as the Borrower and its Subsidiaries have made, could reasonably be expected to have a Material Adverse Effect.

         7.11. TITLE TO PROPERTIES, ETC. The Borrower and each of its Subsidiaries has good and marketable title, in the case of real property, and good title (or valid leasehold interests, in the case of any leased property), in the case of all other property, to all of its properties and assets free and clear of Liens other than Liens permitted by section 9.3. The interests of the Borrower and each of its Subsidiaries in the properties reflected in the most recent balance sheet referred to in section 7.8, taken as a whole, were sufficient, in the judgment of the Borrower, as of the date of such balance sheet for purposes of the ownership and operation of the businesses conducted by the Borrower and such Subsidiaries.

         7.12. LAWFUL OPERATIONS, ETC. The Borrower and each of its Subsidiaries
(i) holds all necessary federal, state and local governmental licenses, registrations, certifications, permits and authorizations necessary to conduct its business, and (ii) is in full compliance with all material requirements imposed by law, regulation or rule, whether federal, state or local, which are applicable to it, its operations, or its properties and assets, including without limitation, applicable requirements of Environmental Laws, except for any failure to obtain and maintain in effect, or noncompliance, which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         7.13. ENVIRONMENTAL MATTERS. (a) The Borrower and each of its Subsidiaries is in compliance with all Environmental Laws governing its business except to the extent that any such failure to comply (together with any resulting penalties, fines or forfeitures) would not reasonably be expected to have a Material Adverse Effect. All licenses, permits, registrations or approvals required for the business of the Borrower and each of its Subsidiaries, as conducted as of the Initial Borrowing Date, under any Environmental Law have been secured and the Borrower and each of its Subsidiaries is in substantial compliance therewith, except for such licenses, permits, registrations or approvals the failure to secure or to comply therewith is not reasonably likely to have a Material Adverse Effect. There are as of the Initial Borrowing Date no Environmental Claims pending or, to the best knowledge of the Borrower, threatened wherein an unfavorable decision, ruling or finding would reasonably be expected to have a Material Adverse Effect. There are no facts, circumstances, conditions or occurrences on any Real Property now or at any time owned, leased or operated by the Borrower or any of its Subsidiaries or on any property adjacent to any such Real Property, which are known by the Borrower or as to which the Borrower or any such Subsidiary has received written notice, that could reasonably be expected (i) to form the basis of an Environmental Claim against the Borrower or any of its Subsidiaries or any Real Property of the Borrower or any of its Subsidiaries, or (ii) to cause such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability of such Real Property under any Environmental Law, except in each such case, such Environmental Claims or restrictions that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

         (b) Hazardous Materials have not at any time been (i) generated, used, treated or stored on, or transported to or from, any Real Property of the Borrower or any of its Subsidiaries or (ii) released on any such Real Property, in each case where such occurrence or event is not in compliance with Environmental Laws and is reasonably likely to have a Material Adverse Effect.

         7.14. COMPLIANCE WITH ERISA. Compliance by the Borrower with the provisions hereof and Loans contemplated hereby will not involve any prohibited transaction within the meaning of ERISA or section 4975 of the Code. The Borrower and each of its Subsidiaries, (i) has fulfilled all obligations under minimum funding standards of ERISA and the Code with respect to each Plan that is not a Multiemployer Plan or a Multiple Employer Plan, (ii) has satisfied all respective contribution obligations in respect of each Multiemployer Plan and each Multiple Employer Plan, (iii) is in compliance in all material respects with all other applicable provisions of ERISA and the Code with respect to each Plan, each Multiemployer Plan and each Multiple Employer Plan, and (iv) has not incurred any liability under the Title IV of ERISA to the PBGC with respect to any Plan, any Multiemployer Plan, any Multiple Employer Plan, or any trust established thereunder. No Plan or trust created thereunder has been terminated, and there have been no Reportable Events, with respect to any Plan or trust created thereunder or with respect to any Multiemployer Plan or Multiple Employer Plan, which termination or Reportable Event will or could result in the termination of such Plan, Multiemployer Plan or Multiple Employer Plan and give rise to a material liability of the Borrower or any ERISA Affiliate in respect thereof. Neither the Borrower nor any ERISA Affiliate is at the date hereof, or has been at any time within the two years preceding the date hereof, an employer required to contribute to any Multiemployer Plan or Multiple Employer Plan, or a "contributing sponsor" (as such term is defined in section 4001 of ERISA) in any Multiemployer Plan or Multiple Employer Plan. Neither the Borrower nor any ERISA Affiliate has any contingent liability with respect to any post-retirement "welfare benefit plan" (as such term is defined in ERISA) except as has been disclosed to the Lenders in writing.

         7.15. INTELLECTUAL PROPERTY, ETC. The Borrower and each of its Subsidiaries has obtained or has the right to use all material patents, trademarks, servicemarks, trade names, copyrights, licenses and other rights with respect to the foregoing necessary for the present and planned future conduct of its business, without any known conflict with the rights of others, EXCEPT for such patents, trademarks, servicemarks, trade names, copyrights, licenses and rights, the loss of which, and such conflicts, which in any such case individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

         7.16. INVESTMENT COMPANY ACT, ETC. Neither the Borrower nor any of its Subsidiaries is subject to regulation with respect to the creation or incurrence of Indebtedness under the Investment Company Act of 1940, as amended, the Interstate Commerce Act, as amended, the Federal Power Act, as amended, the Public Utility Holding Company Act of 1935, as amended, or any applicable state public utility law.

         7.17. EXISTING INDEBTEDNESS. Annex III sets forth a true and complete list, as of the date or dates set forth therein, of all Indebtedness of the Borrower and each of its Subsidiaries, on a consolidated basis, which (i) has an outstanding principal amount of at least $1,000,000, or may be incurred pursuant to existing commitments or lines of credit or (ii) is secured by any Lien on any property of the Borrower or any Subsidiary, and which will be outstanding on the Initial Borrowing Date after giving effect to the initial Borrowing hereunder, other than the Indebtedness created under the Credit Documents (all such Indebtedness, whether or not in a principal amount meeting such threshold and required to be so listed on Annex III, herein the "EXISTING INDEBTEDNESS"). The Borrower has provided to the Administrative Agent prior to the date of execution hereof true and complete copies (or summary descriptions) of all agreements and instruments governing the Indebtedness listed on Annex III (the "EXISTING INDEBTEDNESS AGREEMENTS").

         7.18. TRUE AND COMPLETE DISCLOSURE. All factual information (taken as a whole) heretofore or contemporaneously furnished by or on behalf of the Borrower or any of its Subsidiaries in writing to the Administrative Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated herein, other than the Financial Projections (as to which representations are made only as provided in section 7.8), is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of such person in writing to any Lender will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not misleading at such time in light of the circumstances under which such information was provided, except that any such future information consisting of financial projections prepared by management of the Borrower is only represented herein as being based on good faith estimates and assumptions believed by such persons to be reasonable at the time made, it being recognized by the Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ materially from the projected results. As of the Effective Date, there is no fact known to the Borrower or any of its Subsidiaries which has, or could reasonably be expected to have, a Material Adverse Effect which has not theretofore been disclosed in writing to the Lenders.

         SECTION 8. AFFIRMATIVE COVENANTS.

         The Borrower hereby covenants and agrees that so long as this Agreement is in effect and until such time as the Total Commitment has been terminated, no Notes are outstanding and the Loans, together with interest, Fees and all other Obligations hereunder, have been paid in full:

         8.1. REPORTING REQUIREMENTS. The Borrower will furnish to each Lender and the Administrative Agent:

                  (a) ANNUAL FINANCIAL STATEMENTS. As soon as available and in any event within 90 days after the close of each fiscal year of the Borrower, the consolidated balance sheets of the Borrower and its consolidated Subsidiaries as at the end of such fiscal year and the related consolidated statements of income, of stockholder's equity and of cash flows for such fiscal year, in each case setting forth comparative figures for the preceding fiscal year, all in reasonable detail and accompanied by the opinion with respect to such consolidated financial statements of Batelle & Batelle LLP, or other independent public accountants of recognized national standing selected by the Borrower, which opinion shall be unqualified and shall (i) state that such accountants audited such consolidated financial statements in accordance with generally accepted auditing standards, that such accountants believe that such audit provides a reasonable basis for their opinion, and that in their opinion such consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Borrower and its consolidated subsidiaries as at the end of such fiscal year and the consolidated results of their operations and cash flows for such fiscal year in conformity with generally accepted accounting principles, or (ii) contain such statements as are customarily included in unqualified reports of independent accountants in conformity with the recommendations and requirements of the American Institute of Certified Public Accountants (or any successor organization).

                  (b) QUARTERLY FINANCIAL STATEMENTS. As soon as available and in any event within 45 days after the close of each of the first three quarterly accounting periods in each fiscal year of the Borrower, the unaudited condensed consolidated balance sheets of the Borrower and its consolidated Subsidiaries as at the end of such quarterly period and the related unaudited condensed consolidated statements of income and of cash flows for such quarterly period, and setting forth, in the case of such unaudited consolidated statements of income and of cash flows, comparative figures for the related periods in the prior fiscal year, and which consolidated financial statements shall be certified on behalf of the Borrower by the Chief Financial Officer or other Authorized Officer of the Borrower, subject to changes resulting from normal year-end audit adjustments.

                  (c) OFFICER'S COMPLIANCE CERTIFICATES. At the time of the delivery of the financial statements provided for in sections 8.1(a) and (b), a certificate on behalf of the Borrower of the Chief Financial Officer or other Authorized Officer of the Borrower to the effect that, to the best knowledge of the Borrower, no Default or Event of Default exists or, if any Default or Event of Default does exist, specifying the nature and extent thereof, which certificate shall set forth the calculations required to determine the Borrower's ratio of Consolidated Net Debt to Consolidated Total Capital and establish compliance with the provisions of sections 9.4(c), 9.5 and 9.6 of this Agreement.

                  (d) NOTICE OF DEFAULT AND CERTAIN LITIGATION MATTERS. Promptly, and in any event within three Business Days, in the case of clause (i) below, or five Business Days, in the case of clause (ii) below, after the Borrower or any of its Subsidiaries obtains knowledge thereof, notice of

                           (i) the occurrence of any event which constitutes a
                  Default or Event of Default, which notice shall specify the nature thereof, the period of existence thereof and what action the Borrower proposes to take with respect thereto, or

                           (ii) any litigation or governmental or regulatory
                  investigation or proceeding pending against or involving the Borrower or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect or a material adverse effect on the ability of the Borrower to perform its obligations hereunder or under any other Credit Document.

                  (E) ERISA. Promptly, and in any event within 10 days after the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate knows of the occurrence of any of the following events or circumstances that has, or could (in the Borrower's reasonable judgment) reasonably be expected to, have a Material Adverse Effect, the Borrower will provide notice thereof to the Lenders:

                           (i) that a Reportable Event has occurred with respect
                  to any Plan;

                           (ii) the institution of any steps by the Borrower,
                  any ERISA Affiliate, the PBGC or any other person to terminate any Plan;

                           (iii) the institution of any steps by the Borrower or
                  any ERISA Affiliate to withdraw from any Plan;

                           (iv) a non-exempt "prohibited transaction" within the
                  meaning of section 406 of ERISA in connection with any Plan;

                           (v) the institution of any steps by the Borrower or
                  any Subsidiary to withdraw from any Multiemployer Plan or Multiple Employer Plan, if such withdrawal could result in withdrawal liability (as described in Part 1 of Subtitle E of Title IV of ERISA) in excess of $5,000,000;

                           (vi) that a Plan has an Unfunded Current Liability
                  exceeding $5,000,000;

                           (vii) any material increase in the contingent
                  liability of the Borrower or any Subsidiary with respect to any post-retirement welfare liability; or

                           (viii) the taking of any action by, or the
                  threatening of the taking of any action by, the Internal Revenue Service, the Department of Labor or the PBGC with respect to any of the foregoing.

         Any such notice shall set forth the full details as to such occurrence and the action, if any, that the Borrower, such Subsidiary or such ERISA Affiliate is required or proposes to take with respect thereto:

                  (f) ENVIRONMENTAL MATTERS. Promptly upon, and in any event within 10 Business Days after, an officer of the Borrower obtains actual knowledge thereof, notice of any of the following environmental matters which has, or could (in the Borrower's reasonable judgment) reasonably be expected to, have a Material Adverse Effect:

                           (i) any pending or threatened (in writing)
                  Environmental Claim against the Borrower or any of its Subsidiaries or any Real Property owned or operated by the Borrower or any of its Subsidiaries;

                           (ii) any condition or occurrence on any Real Property
                  owned, leased or operated by the Borrower or any of its Subsidiaries that could reasonably be expected to cause such Real Property to be subject to any material restrictions on the ownership, occupancy, use or transferability by the Borrower or any of its Subsidiaries of such Real Property under any Environmental Law; and

                           (iii) the taking of any removal or remedial action in
                  response to the actual or alleged presence of any Hazardous Material on any Real Property owned, leased or operated by the Borrower or any of its Subsidiaries as required by any Environmental Law or any governmental or other administrative agency.

         All such notices shall describe in reasonable detail the nature of the Environmental Claim or other matter and the Borrower's or such Subsidiary's proposed response thereto.

                  (g) SEC REPORTS AND REGISTRATION STATEMENTS. Promptly upon transmission thereof or other filing with the SEC, copies of all registration statements (other than the exhibits thereto and any registration statement on Form S-8 or its equivalent) and annual, quarterly or current reports that the Borrower or any of its Subsidiaries files with the SEC.

                  (h) OTHER INFORMATION. With reasonable promptness, such other information or documents (financial or otherwise) relating to the Borrower or any of its Subsidiaries as any Lender may reasonably request from time to time.

         8.2. BOOKS, RECORDS AND INSPECTIONS. The Borrower will, and will cause each of its Subsidiaries to, (i) keep proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Borrower or such Subsidiaries, as the case may be, in accordance with GAAP, in the case of the Borrower, or which are reconcilable to a GAAP presentation, in the case of any Subsidiary; and (ii) permit, upon at least five Business Days' notice to the Chief Financial Officer or any other Authorized Officer of the Borrower, officers and designated representatives of the Administrative Agent or any of the Lenders to visit and inspect any of the properties or assets of the Borrower and any of its Subsidiaries in whomsoever's possession (but only to the extent the Borrower or such Subsidiary has the right to do so to the extent in the possession of another person), to examine the books of account of the Borrower and any of its Subsidiaries, and to make copies thereof and take extracts therefrom, and to discuss the affairs, finances and accounts of the Borrower and of any of its Subsidiaries with, and be advised as to the same by, its and their officers and independent accountants and independent actuaries, if any, all at such reasonable times and intervals and to such reasonable extent as the Administrative Agent or any of the Lenders may request.

         8.3. INSURANCE. The Borrower will, and will cause each of its Subsidiaries to, (i) maintain insurance coverage by such insurers and in such forms and amounts and against such risks (taking into account deductible provisions and provisions for self-insurance) as are either generally consistent with the insurance coverage maintained by the Borrower and its Subsidiaries at the date hereof, or are consistent with the insurance practices and policies of substantial industrial companies similarly situated, and (ii) forthwith upon any Lender's written request, furnish to such Lender such information about such insurance as such Lender may from time to time reasonably request, which information shall be prepared in form and detail satisfactory to such Lender and certified by an Authorized Officer of the Borrower.

         8.4. PAYMENT OF TAXES AND CLAIMS. The Borrower will pay and discharge, and will cause each of its Subsidiaries to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a Lien or charge upon any properties of the Borrower or any of its Subsidiaries; PROVIDED that neither the Borrower nor any of its Subsidiaries shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with GAAP.

         8.5. CORPORATE FRANCHISES. The Borrower will do, and will cause each of its Subsidiaries to do, or cause to be done, all things necessary to preserve and keep in full force and effect its corporate or other organizational existence, rights, authority and franchises, PROVIDED that nothing in this section 8.5 shall be deemed to prohibit (i) any transaction permitted by section 9.2; (ii) the termination of existence of any Subsidiary if (A) the Borrower determines that such termination is in its best interest and (B) such termination is not adverse in any material respect to the Lenders; or (iii) the loss of any rights, authorities or franchises if the loss thereof, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         8.6. GOOD REPAIR. The Borrower will, and will cause each of its Subsidiaries to, ensure that its material properties and equipment used or useful in its business in whomsoever's possession they may be, are kept in good repair, working order and condition, normal wear and tear excepted, and that from time to time there are made in such properties and equipment all needful and proper repairs, renewals, replacements, extensions, additions, betterments and improvements, thereto, to the extent and in the manner customary for companies in similar businesses.

         8.7. COMPLIANCE WITH STATUTES, ETC. The Borrower will, and will cause each of its Subsidiaries to, comply, in all material respects, with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property, other than those (i) being contested in good faith by appropriate proceedings, as to which adequate reserves are established to the extent required under GAAP, and (ii) the noncompliance with which would not have, and which would not be reasonably expected to have, a Material Adverse Effect or a material adverse effect on the ability of the Borrower to perform its obligations under any Credit Document.

         8.8. COMPLIANCE WITH ENVIRONMENTAL LAWS. Without limitation of the covenants contained in section 8.7 hereof, if required to do so under any applicable order of any governmental agency, the Borrower will undertake, and cause each of its Subsidiaries to undertake, any clean up, removal, remedial or other action necessary to remove and clean up any Hazardous Materials from any Real Property owned, leased or operated by the Borrower or any of its Subsidiaries in accordance with, in all material respects, the requirements of all applicable Environmental Laws and in accordance with, in all material respects, such orders of all governmental authorities, except (i) to the extent that the Borrower or such Subsidiary is contesting such order in good faith and by appropriate proceedings and for which adequate reserves have been established to the extent required by GAAP, or (ii) for such noncompliance as would not have, and which would not be reasonably expected to have, a Material Adverse Effect or a material adverse effect on the ability of the Borrower to perform its obligations under any Credit Document.

         8.9. FISCAL YEARS, FISCAL QUARTERS. The Borrower will, for consolidated financial reporting purposes, continue to use the Sunday nearest to December 31 as the end of its fiscal year and the 13 or 14 week periods determined in accordance with its current accounting policies as the end of its first three fiscal quarters. If the Borrower shall change any of its Subsidiaries' fiscal years or fiscal quarters (other than the fiscal year or fiscal quarters of a person which becomes a Subsidiary, made at the time such person becomes a Subsidiary, to conform to the Borrower's fiscal year and fiscal quarters or to conform to the fiscal year or fiscal quarters which the Borrower generally utilizes for its Subsidiaries), the Borrower will promptly, and in any event within 30 days following any such change, deliver a notice to the Administrative Agent and the Lenders describing such change and any material accounting entries made in connection therewith and stating whether such change will have any impact upon any financial computations to be made hereunder, and if any such impact is foreseen, describing in reasonable detail the nature and extent of such impact. If the Required Lenders determine that any such change will have any impact upon any financial computations to be made hereunder which is adverse to the Lenders, the Borrower will, if so requested by the Administrative Agent, enter into an amendment to this Agreement, in form and substance satisfactory to the Administrative Agent and the Required Lenders, modifying any of the financial covenants or related provisions hereof in such manner as the Required Lenders determine is necessary to eliminate such adverse effect.

         8.10. HEDGE AGREEMENTS, ETC. In the event the Borrower or any of its Subsidiaries desires to enter into any Hedge Agreement in order to provide protection to the Borrower or any such Subsidiary from fluctuations and other changes in interest rates and currency exchange rates, the Borrower or such Subsidiary will be free to do so, PROVIDED that the Borrower will not, and will not permit any Subsidiary to, enter into a Hedge Agreement which exposes the Borrower or its Subsidiaries to predominantly speculative risks unrelated to the amount of assets, Indebtedness or other liabilities intended to be subject to coverage on a notional basis under all such Hedge Agreements.

         8.11. MOST FAVORED COVENANT STATUS. Should the Borrower at any time after the Effective Date, issue or guarantee any unsecured Indebtedness denominated in U.S. dollars for money borrowed or represented by bonds, notes, debentures or similar securities in an aggregate amount exceeding $50,000,000, to any lender or group of lenders acting in concert with one another, or one or more institutional investors, pursuant to a loan agreement, credit agreement, note purchase agreement, indenture, guaranty or other similar instrument, which agreement, indenture, guaranty or instrument, includes affirmative or negative business or financial covenants (or any events of default or other type of restriction which would have the practical effect of any affirmative or negative business or financial covenant, including, without limitation, any "put" or mandatory prepayment of such Indebtedness upon the occurrence of a "change of control") which are applicable to the Borrower, other than those set forth herein or in any of the other Credit Documents, the Borrower shall promptly so notify the Administrative Agent and the Lenders and, if the Administrative Agent shall so request by written notice to the Borrower (after a determination has been made by the Required Lenders that any of the above-referenced documents or instruments contain any such provisions, which either individually or in the aggregate, are more favorable to the holders of such unsecured Indebtedness than any of the provisions set forth herein), the Borrower, the Administrative Agent and the Lenders shall promptly amend this Agreement to incorporate some or all of such provisions, in the discretion of the Administrative Agent and the Required Lenders, into this Agreement and, to the extent necessary and reasonably desirable to the Administrative Agent and the Required Lenders, into any of the other Credit Documents, all at the election of the Administrative Agent and the Required Lenders.

         8.12. SENIOR DEBT. The Borrower will at all times ensure that (a) the claims of the Lenders in respect of the Obligations of the Borrower will not be subordinate to, and will in all respects at least rank PARI PASSU with, the claims of every other senior unsecured creditor of the Borrower, and (b) any Indebtedness subordinated in any manner to the claims of any other senior unsecured creditor of the Borrower will be subordinated in like manner to such claims of the Lenders.


         SECTION 9. NEGATIVE COVENANTS.

         The Borrower hereby covenants and agrees that on the Effective Date and thereafter for so long as this Agreement is in effect and until such time as the Total Commitment has been terminated, no Notes remain outstanding and the Loans, together with interest, Fees and all other Obligations incurred hereunder are paid in full:

         9.1. CHANGES IN BUSINESS. Neither the Borrower nor any of its Subsidiaries will engage in any business if, as a result, the general nature of the business, taken on a consolidated basis, which would then be engaged in by the Borrower and its Subsidiaries, would be substantially changed from the general nature of the business engaged in by the Borrower and its Subsidiaries on the date hereof, after giving effect to the completion of the Uarco Acquisition.

         9.2. CONSOLIDATION, MERGER, OR SALE OF ASSETS, ETC. The Borrower will not, and will not permit any Subsidiary to, wind up, liquidate or dissolve its affairs, or enter into any transaction of merger or consolidation, or sell, transfer or otherwise dispose of all or substantially all of the property and assets of the Borrower and its Subsidiaries (in one transaction or a series of related transactions), or agree to do any of the foregoing at any future time, EXCEPT that

                  (a) the Borrower may consolidate or merge with any other corporation, or sell, transfer or otherwise dispose of all or substantially all of the property and assets of the Borrower and its Subsidiaries to any person, if (i) the surviving, continuing or resulting corporation of such merger or consolidation (if other than the Borrower) or the acquiring person unconditionally assumes the obligations of the Borrower under the Credit Documents pursuant to an assumption agreement in form and substance reasonably satisfactory to the Required Lenders, (ii) no Event of Default has occurred and is continuing or would result therefrom, and (iii) no Change of Control would be occasioned thereby; and

                  (b) if no Default or Event of Default shall have occurred and be continuing or would result therefrom, (i) the merger, consolidation or amalgamation of any Subsidiary of the Borrower with or into the Borrower, another Subsidiary or any other person, and the sale, transfer or other disposition by any Subsidiary of all or substantially all of its property and assets, shall be permitted, UNLESS such transaction would represent the sale, transfer or other disposition (including by merger of a Subsidiary) of all or substantially all of the property and assets of the Borrower and its Subsidiaries, or would result in a Change of Control, and (ii) the liquidation or dissolution of any Subsidiary shall also be permitted.

         9.3. LIENS. The Borrower will not, and will not permit any of its Domestic Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets of any kind (real or personal, tangible or intangible) of the Borrower or any such Domestic Subsidiary whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable or notes with or without recourse to the Borrower or any of its Subsidiaries, other than for purposes of collection of delinquent accounts in the ordinary course of business) or assign any right to receive income, or file or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute, EXCEPT that the foregoing restrictions shall not apply to:

                  (a) STANDARD PERMITTED LIENS: the Standard Permitted Liens;

                  (b) EXISTING LIENS, ETC.: Liens (i) in existence on the Initial Borrowing Date which are listed, and the Indebtedness secured thereby and the property subject thereto on the Initial Borrowing Date described, in Annex IV, or (ii) arising out of the refinancing, extension, renewal or refunding of any Indebtedness secured by any such Liens, PROVIDED that the principal amount of such Indebtedness is not increased and such Indebtedness is not secured by any additional assets; and

                  (c) PURCHASE MONEY LIENS AND LIENS ON ACQUIRED PROPERTIES:
         Liens which

                           (i) are placed upon equipment or machinery or
                  improvements to Real Property (including the associated Real Property) used in the ordinary course of business of the Borrower or any Subsidiary at the time of (or within 180 days after) the acquisition of such equipment or machinery or the completion of such improvements by the Borrower or any such Subsidiary to secure Indebtedness incurred to pay or finance all or a portion of the purchase price or other cost thereof, PROVIDED that the Lien encumbering the equipment or machinery so acquired or the Real Property so improved does not encumber any other asset of the Borrower or any such Subsidiary; or

                           (ii) are existing on property or other assets at the
                  time acquired by the Borrower or any Subsidiary or on assets of a person at the time such person first becomes a Subsidiary of the Borrower; PROVIDED that (A) any such Liens were not created at the time of or in contemplation of the acquisition of such assets or person by the Borrower or any of its Subsidiaries; (B) in the case of any such acquisition of a person, any such Lien attaches only to the property and assets of such person; and (C) in the case of any such acquisition of property or assets by the Borrower or any Subsidiary, any such Lien attaches only to the property and assets so acquired and not to any other property or assets of the Borrower or any Subsidiary;

         PROVIDED that (1) the Indebtedness secured by any such Lien does not exceed 100% of the fair market value of the property and assets to which such Lien attaches, determined at the time of the acquisition or improvement of such property or asset or the time at which such person becomes a Subsidiary of the Borrower (except in the circumstances described in clause (ii) above to the extent such Liens constituted customary purchase money Liens at the time of incurrence and were entered into in the ordinary course of business), and (2) the Indebtedness secured thereby is permitted by section 9.4(c).

         9.4. INDEBTEDNESS. The Borrower will not, and will not permit any of its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness of the Borrower or any of its Subsidiaries, EXCEPT:

                  (a) CREDIT DOCUMENTS: Indebtedness incurred under this Agreement and the other Credit
         Documents;

                  (b) EXISTING INDEBTEDNESS: Existing Indebtedness (including Indebtedness incurred pursuant to commitments and lines of credit described on Annex III); and any refinancing, extension, renewal or refunding of any such Existing Indebtedness not involving an increase in the principal amount thereof or a reduction of more than 10% in the remaining weighted average life to maturity thereof (computed in accordance with standard financial practice); PROVIDED that any Existing Indebtedness identified in Annex III as being intended to be refinanced by Loans incurred hereunder may not be otherwise refinanced;

                  (c) PRIORITY DEBT: the following Indebtedness (collectively, "PRIORITY DEBT"):

                           (i) Indebtedness consisting of Capital Lease
                  Obligations of the Borrower and its Subsidiaries,

                           (ii) Indebtedness secured by a Lien on any property
                  of the Borrower or any Subsidiary, and

                           (iii) other Indebtedness of Subsidiaries of the
                  Borrower (exclusive of Indebtedness owed pursuant to any of the Credit Documents or to the Borrower or a Wholly-Owned Subsidiary of the Borrower);

         PROVIDED that (A) at the time of any incurrence thereof after the date hereof, and after giving effect thereto, no Event of Default shall have occurred and be continuing or would result therefrom; and (B) the aggregate outstanding principal amount (using Capitalized Lease Obligations in lieu of principal amount, in the case of any Capital Lease) of Priority Debt permitted by this clause (c) shall not exceed an amount equal to 20% of the Borrower's Consolidated Net Worth as of the end of the most recent fiscal period for which financial statements have been delivered to the Lenders hereunder;

                  (d) INTERCOMPANY DEBT: Indebtedness of the Borrower to any of its Subsidiaries, and Indebtedness of any of the Borrower's Subsidiaries to the Borrower or to another Subsidiary of the Borrower; and

                  (e) ADDITIONAL UNSECURED DEBT AND GUARANTY OBLIGATIONS: additional unsecured Indebtedness of the Borrower, and additional unsecured Guaranty Obligations of the Borrower or any of its Subsidiaries, to the extent not otherwise permitted pursuant to the foregoing clauses, PROVIDED that at the time of incurrence thereof, and after giving effect thereto, (i) the Borrower would be in compliance with section 9.5; and (ii) no Event of Default shall have occurred and be continuing or would result therefrom.

         9.5. CONSOLIDATED DEBT/CONSOLIDATED TOTAL CAPITAL RATIO. The Borrower will not at any time permit the ratio of (i) the amount of its Consolidated Debt at such time to (ii) its Consolidated Total Capital as of the end of the most recent fiscal period for which financial statements have been delivered to the Lenders hereunder, expressed as a percentage, to exceed 50.00% at any time.

         9.6. INTEREST COVERAGE RATIO. The Borrower will not permit its Interest Coverage Ratio for any Testing Period to be less than 3.00 to 1.00.

         9.7. TRANSACTIONS WITH AFFILIATES. The Borrower will not, and will not permit any Subsidiary to, enter into any transaction or series of transactions with any Affiliate (other than, in the case of the Borrower, any Subsidiary, and in the case of a Subsidiary, the Borrower or another Subsidiary) other than in the ordinary course of business of and pursuant to the reasonable requirements of the Borrower's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary than would obtain in a comparable arm's-length transaction with a person other than an Affiliate, EXCEPT (i) sales of goods to an Affiliate for use or distribution outside the United States which in the good faith judgment of the Borrower complies with any applicable legal requirements of the Code, or (ii) agreements and transactions with and payments to officers, directors and shareholders which are either (A) entered into in the ordinary course of business and not prohibited by any of the provisions of this Agreement, or (B) entered into outside the ordinary course of business, approved by the directors or shareholders of the Borrower, and not prohibited by any of the provisions of this Agreement.

         9.8. PLAN TERMINATIONS, MINIMUM FUNDING, ETC. The Borrower will not, and will not permit any ERISA Affiliate to, (i) terminate any Plan or plans so as to result in liability of the Borrower or any ERISA Affiliate to the PBGC in excess of $15,000,000 in the aggregate, (ii) permit to exist one or more events or conditions which reasonably present a material risk of the termination by the PBGC of any Plan or Plans with respect to which the Borrower or any ERISA Affiliate would, in the event of such termination, incur liability to the PBGC in excess of $15,000,000 in the aggregate, or (iii) fail to comply with the minimum funding standards of ERISA and the Code with respect to any Plan.


         SECTION 10. EVENTS OF DEFAULT.

         10.1. EVENTS OF DEFAULT. Upon the occurrence of any of the following specified events (each an "EVENT OF DEFAULT"):

                  (a) PAYMENTS: the Borrower shall (i) default in the payment when due of any principal of the Loans or any reimbursement obligation in respect of any Unpaid Drawing; or (ii) default, and such default shall continue for five or more days, in the payment when due of any interest on the Loans or any Fees or any other amounts owing hereunder or under any other Credit Document; or

                  (b) REPRESENTATIONS, ETC.: any representation, warranty or statement made by the Borrower herein or in any other Credit Document or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

                  (c) CERTAIN NEGATIVE COVENANTS: the Borrower shall default in the due performance or observance by it of any term, covenant or agreement contained in sections 9.2 through 9.6, inclusive, of this Agreement; or

                  (d) OTHER COVENANTS: the Borrower shall default in the due performance or observance by it of any term, covenant or agreement contained in this Agreement or any other Credit Document, other than those referred to in section 10.1(a) or (b) or (c) above, and such default is not remedied within 30 days after the earlier of (i) an officer of the Borrower obtaining actual knowledge of such default and
         (ii) the Borrower receiving written notice of such default from the Administrative Agent or the Required Lenders (any such notice to be identified as a "notice of default " and to refer specifically to this paragraph); or

                  (e) CROSS DEFAULT UNDER OTHER AGREEMENTS: the Borrower or any of its Subsidiaries shall (i) default in any payment with respect to any Indebtedness (other than the Obligations) owed to any Lender, or having an unpaid principal amount of $25,000,000 or greater, and such default shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, or (ii) default in the observance or performance of any agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto (and all grace periods applicable to such observance, performance or condition shall have expired), or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause any such Indebtedness to become due prior to its stated maturity; or any such Indebtedness of the Borrower or any of its Subsidiaries shall be declared to be due and payable, or shall be required to be prepaid (other than by a regularly scheduled required prepayment or redemption, prior to the stated maturity thereof); or

                  (f) JUDGMENTS: one or more judgments or decrees shall be entered against the Borrower and/or any of its Subsidiaries involving a liability (other than a liability covered by insurance, as to which the carrier has adequate claims paying ability and has not reserved its rights) of $25,000,000 or more in the aggregate for all such judgments and decrees for the Borrower and its Subsidiaries) and any such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 30 days (or such longer period, not in excess of 60 days, during which enforcement thereof, and the filing of any judgment lien, is effectively stayed or prohibited) from the entry thereof; or

                  (g) BANKRUPTCY, ETC.: the Borrower or any of its Material Subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "BANKRUPTCY CODE"); or an involuntary case is commenced against the Borrower or any of its Material Subsidiaries and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Borrower or any of its Material Subsidiaries; or the Borrower or any of its Material Subsidiaries commences (including by way of applying for or consenting to the appointment of, or the taking of possession by, a rehabilitator, receiver, custodian, trustee, conservator or liquidator (collectively, a "CONSERVATOR") of itself or all or any substantial portion of its property) any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency, liquidation, rehabilitation, conservatorship or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower or any of its Material Subsidiaries; or any such proceeding is commenced against the Borrower or any of its Material Subsidiaries to the extent such proceeding is consented by such person or remains undismissed for a period of 60 days; or the Borrower or any of its Material Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Borrower or any of its Material Subsidiaries suffers any appointment of any conservator or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Borrower or any of its Material Subsidiaries makes a general assignment for the benefit of creditors; or any corporate (or similar organizational) action is taken by the Borrower or any of its Material Subsidiaries for the purpose of effecting any of the foregoing; or

                  (h) ERISA: any of the events described in clauses (i) through
         (viii) of section 8.1(e) shall have occurred; or there shall result from any such event or events the imposition of a lien, the granting of a security interest, or a liability or a material risk of incurring a liability; and in any such event or events or any such lien, security interest or liability, individually, and/or in the aggregate, in the opinion of the Required Lenders, has had, or could reasonably be expected to have, a Material Adverse Effect.

         10.2. ACCELERATION, ETC. Upon the occurrence of any Event of Default, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent shall, upon the written request of the Required Lenders, by written notice to the Borrower, take any or all of the following actions, without prejudice to the rights of the Administrative Agent or any Lender to enforce its claims against the Borrower, except as otherwise specifically provided for in this Agreement (PROVIDED that, if an Event of Default specified in section 10.1(g) shall occur with respect to the Borrower, the result which would occur upon the giving of written notice by the Administrative Agent as specified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Total Commitment terminated, whereupon the Commitment of each Lender shall forthwith terminate immediately without any other notice of any kind; and (ii) declare the principal of and any accrued interest in respect of all Loans and all other obligations owing hereunder and under the other Credit Documents to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

         10.3. APPLICATION OF LIQUIDATION PROCEEDS. All monies received by the Administrative Agent or any Lender from the exercise of remedies hereunder or under the other Credit Documents or under any other documents relating to this Agreement shall, unless otherwise required by the terms of the other Credit Documents or by applicable law, be applied as follows:

                  (i) FIRST, to the payment of all expenses (to the extent not paid by the Borrower) incurred by the Administrative Agent and the Lenders in connection with the exercise of such remedies, including, without limitation, all reasonable costs and expenses of collection, attorneys' fees, court costs and any foreclosure expenses;

                  (ii) SECOND, to the payment PRO RATA of interest then accrued on the outstanding Loans;

                  (iii) THIRD, to the payment PRO RATA of any fees then accrued and payable to the Administrative Agent or any Lender under this Agreement in respect of the Loans;

                  (iv) FOURTH, to the payment PRO RATA of the principal balance then owing on the outstanding Loans;

                  (v) FIFTH, to the payment PRO RATA of all other amounts owed by the Borrower to the Administrative Agent or any Lender under this Agreement or any other Credit Document, and if such proceeds are insufficient to pay such amounts in full, to the payment of such amounts PRO RATA; and

                  (vi) FINALLY, any remaining surplus after all of the Obligations have been paid in full, to the Borrower or to whomsoever shall be lawfully entitled thereto.


         SECTION 11.       THE ADMINISTRATIVE AGENT.

         11.1. APPOINTMENT. Each Lender hereby irrevocably designates and appoints KeyBank as Administrative Agent to act as specified herein and in the other Credit Documents, and each such Lender hereby irrevocably authorizes KeyBank as the Administrative Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. The Administrative Agent agrees to act as such upon the express conditions contained in this section 11. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein or in the other Credit Documents, nor any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Administrative Agent. The provisions of this section 11 are solely for the benefit of the Administrative Agent, and the Lenders, and the Borrower and its Subsidiaries shall not have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement, the Administrative Agent shall act solely as agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation or relationship of agency or trust with or for the Borrower or any of its Subsidiaries.

         11.2. DELEGATION OF DUTIES. The Administrative Agent may execute any of its duties under this Agreement or any other Credit Document by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care except to the extent otherwise required by section 11.3.

         11.3. EXCULPATORY PROVISIONS. Neither the Administrative Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such person under or in connection with this Agreement (except for its or such person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or of its Subsidiaries or any of their respective officers contained in this Agreement, any other Credit Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Credit Document or for any failure of the Borrower or any Subsidiary of the Borrower or any of their respective officers to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Borrower or any of its Subsidiaries. The Administrative Agent shall not be responsible to any Lender for the effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any Credit Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by the Administrative Agent to the Lenders or by or on behalf of the

Borrower or any of its Subsidiaries to the Administrative Agent or any Lender or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loans or of the existence or possible existence of any Default or Event of Default.

         11.4. RELIANCE BY ADMINISTRATIVE AGENT. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, facsimile transmission, telex or teletype message, statement, order or other document or conversation believed by it, in good faith, to be genuine and correct and to have been signed, sent or made by the proper person or persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower or any of its Subsidiaries), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Credit Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Credit Documents in accordance with a request of the Required Lenders (or all of the Lenders, as to any matter which, pursuant to section 12.12, can only be effectuated with the consent of all Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

         11.5. NOTICE OF DEFAULT. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders, PROVIDED that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

         11.6. NON-RELIANCE. Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates have made any representations or warranties to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Borrower or any of its Subsidiaries, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent, or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Borrower and its Subsidiaries and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent, or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Borrower and its Subsidiaries. The Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, assets, property, financial and other conditions, prospects or creditworthiness of the Borrower or any of its Subsidiaries which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

         11.7. INDEMNIFICATION. The Lenders agree to indemnify the Administrative Agent in its capacity as such ratably according to their respective General Revolving Loans and Unutilized General Revolving Commitments (without giving effect to any Competitive Bid Reduction), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, reasonable expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Obligations) be imposed on, incurred by or asserted against the Administrative Agent in its capacity as such in any way relating to or arising out of this Agreement or any other Credit Document, or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted to be taken by the Administrative Agent under or in connection with any of the foregoing, but only to the extent that any of the foregoing is not paid by the Borrower, PROVIDED that no Lender shall be liable to the Administrative Agent for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting solely from the Administrative Agent's gross negligence or willful misconduct. If any indemnity furnished to the Administrative Agent for any purpose shall, in the opinion of the Administrative Agent, be insufficient or become impaired, the Administrative Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. The agreements in this section 11.7 shall survive the payment of all Obligations.

         11.8. THE ADMINISTRATIVE AGENT IN INDIVIDUAL CAPACITY. The Administrative Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower, its Subsidiaries and their Affiliates as though not acting as Administrative Agent hereunder. With respect to the Loans made by it and all Obligations owing to it, the Administrative Agent shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

         11.9. SUCCESSOR ADMINISTRATIVE AGENT. The Administrative Agent may resign as the Administrative Agent upon 20 days' notice to the Lenders and the Borrower. The Required Lenders shall appoint from among the Lenders a successor Administrative Agent for the Lenders subject to prior approval by the Borrowers (such approval not to be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall include such successor agent effective upon its appointment, and the resigning Administrative Agent's rights, powers and duties as the Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement. After the retiring Administrative Agent's resignation hereunder as the Administrative Agent, the provisions of this section 11 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

         11.10. OTHER AGENTS. Any Lender identified herein as a Co-Agent, Syndication Agent, Documentation Agent, Managing Agent, Manager or any other corresponding title, other than "Administrative Agent", shall have no right, power, obligation, liability, responsibility or duty under this Agreement or any other Credit Document except those applicable to all Lenders as such. Each Lender acknowledges that it has not relied, and will not rely, on any Lender so identified in deciding to enter into this Agreement or in taking or not taking any action hereunder.


         SECTION 12.       MISCELLANEOUS.

         12.1. PAYMENT OF EXPENSES ETC. The Borrower agrees to:

                  (a) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Administrative Agent and of each of the Lenders in connection with the negotiation, preparation, execution and delivery of the Credit Documents and the documents and instruments referred to therein and any amendment, waiver or consent relating thereto, including, without limitation, the reasonable fees and disbursements of Jones, Day, Reavis & Pogue, special counsel to the Administrative Agent);

                  (b) pay all reasonable out-of-pocket costs and expenses of KeyBank in connection with the syndication on or prior to the Syndication Date of portions of its General Revolving Loans and General Revolving Commitment to Eligible Transferees (including, without limitation, the reasonable fees and disbursements of special counsel for KeyBank and any allocated costs of its internal counsel);

                  (c) pay all reasonable out-of-pocket costs and expenses of the Administrative Agent and of each of the Lenders in connection with the enforcement of the Credit Documents and the documents and instruments referred to therein (including, without limitation, the reasonable fees and disbursements of any special and/or any local counsel for the Administrative Agent and/or for any of the Lenders and any allocated costs of internal counsel for the Administrative Agent or any of the Lenders);

                  (d) without limitation or duplication of any of the foregoing, in the event of the bankruptcy, insolvency, rehabilitation or other similar proceeding in respect of the Borrower or any of its Subsidiaries, pay all costs of collection and defense, including reasonable attorneys' fees in connection therewith and in connection with any appellate proceeding or post-judgment action involved therein, which shall be due and payable together with all required service or use taxes;

                  (e) pay and hold each of the Lenders harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save each of the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Lender) to pay such taxes; and

                  (f) indemnify each Lender, its officers, directors, employees, representatives and agents (collectively, the "INDEMNITEES") from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses reasonably incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of:

                            (i) any investigation, litigation or other
                  proceeding (whether or not any Lender is a party thereto) related to the entering into and/or performance of any Credit Document or the use of the proceeds of any Loans hereunder or the consummation of any transactions contemplated in any Credit Document, other than any such investigation, litigation or proceeding arising out of transactions solely between any of the Lenders or the Administrative Agent, transactions solely involving the assignment by a Lender of all or a portion of its Loans and Commitment, or the granting of participations therein, as provided in this Agreement, or arising solely out of any examination of a Lender by any regulatory authority having jurisdiction over it, or

                           (ii) the actual or alleged presence of Hazardous
                  Materials in the air, surface water or groundwater or on the surface or subsurface of any Real Property owned, leased or at any time operated by the Borrower or any of its Subsidiaries, the release, generation, storage, transportation, handling or disposal of Hazardous Materials at any location, whether or not owned or operated by the Borrower or any of its Subsidiaries, if the Borrower or any such Subsidiary could have or is alleged to have any responsibility in respect thereof, the non-compliance of any Real Property with foreign, federal, state and local laws, regulations and ordinances (including applicable permits thereunder) applicable to any such Real Property, or any Environmental Claim asserted against the Borrower or any of its Subsidiaries, in respect of any such Real Property, including, in each case, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding (but excluding any such losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the person to be indemnified or of any other Indemnitee who is such person or an Affiliate of such person). To the extent that the undertaking to indemnify, pay or hold harmless any person set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrower shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law.

         12.2. RIGHT OF SETOFF. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, each Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrower or to any other person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Lender (including, without limitation, by branches and agencies of such Lender wherever located) to or for the credit or the account of the Borrower against and on account of the Obligations and liabilities of the Borrower to such Lender under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations the Borrower purchased by such Lender pursuant to section 12.4(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not such Lender shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

         12.3. NOTICES. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile transmission or cable communication) and mailed, telegraphed, telexed, transmitted, cabled or delivered, (a) if to the Borrower, at 600 Albany Street, Dayton, Ohio 45401, attention: Chief Financial Officer (facsimile: (937) 443-1205); (b) if to any Lender at its address specified for such Lender on Annex I hereto; (c) if to the Administrative Agent, at its Notice Address; or (d) at such other address as shall be designated by any party in a written notice to the other parties hereto. All such notices and communications shall be mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, and shall be effective when received.

         12.4. BENEFIT OF AGREEMENT. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns, PROVIDED that the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of all the Lenders, and, PROVIDED, FURTHER, that any assignment by a Lender of its rights and obligations hereunder shall be effected in accordance with section 12.4(b) and/or 12.4(c), as applicable. Notwithstanding the foregoing, each Lender may at any time grant participations in any of its rights hereunder or under any of the Notes to another financial institution or to any other "accredited investor" (as defined in SEC Regulation D), PROVIDED that in the case of any such participation, (i) the participant shall not have any rights under this Agreement or any of the other Credit Documents, including rights of consent, approval or waiver (the participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto), (ii) such Lender's obligations under this Agreement (including, without limitation, its Commitments hereunder) shall remain unchanged, (iii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iv) such Lender shall remain the holder of any Note for all purposes of this Agreement and (v) the Borrower, the Administrative Agent, and the other Lenders shall continue to deal solely and directly with the selling Lender in connection with such Lender's rights and obligations under this Agreement, and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation, except that the participant shall be entitled to the benefits of sections 2.10 and 2.11 of this Agreement to the extent that such Lender would be entitled to such benefits if the participation had not been entered into or sold, and, PROVIDED FURTHER, that no Lender shall transfer, grant or sell any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (x) extend the final scheduled maturity of the Loans in which such participant is participating (it being understood that any waiver of the making of any mandatory prepayment of the Loans shall not constitute an extension of the final maturity date thereof), or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of the applicability of any post-default increase in interest rates or Fees), or reduce the principal amount thereof, or increase such participant's participating interest in any Commitment over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of any mandatory prepayment or a mandatory reduction in the Total Commitment (or any portion thereof), or a mandatory prepayment, shall not constitute a change in the terms of any Commitment), or (y) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement.

         (b) Notwithstanding the foregoing, (x) any Lender may assign all or a fixed portion of its Loans and/or Commitments, which assignment does not have to be PRO RATA among the Facilities, and its rights and obligations hereunder, to another Lender that is not a Defaulting Lender, or to an Affiliate of any Lender (including itself) and which is not a Defaulting Lender and which is a commercial bank, financial institution or other "accredited investor" (as defined in SEC Regulation D), and (y) any Lender may assign all, or if less than all, a fixed portion, equal to at least $10,000,000 in the aggregate for the assigning Lender or assigning Lenders in the case of assignments of General

Revolving Loans and/or General Revolving Commitments, of its Loans and/or Commitments and its rights and obligations hereunder, which assignment does not have to be PRO RATA among the Facilities, to one or more Eligible Transferees, each of which assignees shall become a party to this Agreement as a Lender by execution of an Assignment Agreement, PROVIDED that, (i) in the case of any assignment of a portion of the General Revolving Loans and/or General Revolving Commitments of a Lender, such Lender shall retain a minimum fixed portion thereof equal to at least $10,000,000, (ii) the Swing Line Lender may only assign all of its Swing Line Revolving Loans and its entire Swing Line Revolving Commitment to a single transferee, (iii) at the time of any such assignment Annex I shall be deemed modified to reflect the Commitments of such new Lender and of the existing Lenders, (iv) upon surrender of the old Notes, new Notes will be issued, at the Borrower's expense, to such new Lender and to the assigning Lender, such new Notes to be in conformity with the requirements of section 2.6 (with appropriate modifications) to the extent needed to reflect the revised Commitments, (v) in the case of clause (y) only, the consent of the Administrative Agent shall be required in connection with any such assignment (which consent shall not be unreasonably withheld or delayed), and (vi) the Administrative Agent shall receive at the time of each such assignment, from the assigning or assignee Lender, the payment of a non-refundable assignment fee of $3,500 and, PROVIDED FURTHER, that such transfer or assignment will not be effective until recorded by the Administrative Agent on the Lender Register maintained by it as provided herein. To the extent of any assignment pursuant to this section 12.4(b) the assigning Lender shall be relieved of its obligations hereunder with respect to its assigned Commitments. At the time of each assignment pursuant to this section 12.4(b) to a person which is not already a Lender hereunder and which is not a United States person (as such term is defined in section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Lender shall provide to the Borrower and the Administrative Agent the appropriate Internal Revenue Service Forms described in section 5.5. To the extent that an assignment of all or any portion of a Lender's Commitment and related outstanding Obligations pursuant to this section 12.4(b) would, at the time of such assignment, result in increased costs under section 2.9 from those being charged by the respective assigning Lender prior to such assignment, then the Borrower shall not be obligated to pay such increased costs (although the Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective assignment). Nothing in this section 12.4(b) shall prevent or prohibit any Lender from pledging its Notes or Loans to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank.

         (c) Notwithstanding the foregoing, each Lender may assign to one or more banks or other entities any Competitive Bid Note or Notes held by it. In addition, each Lender (other than the Designated Bidders) may designate one or more banks or other entities to have a right to make Competitive Bid Loans as a Lender pursuant to section 2.4; PROVIDED, HOWEVER, that (i) no such Lender shall be entitled to make more than three such designations, (ii) each such Lender making one or more of such designations shall retain the right to make Competitive Bid Loans as a Lender pursuant to section 2.4, (iii) each such designation shall be to a Designated Bidder and (iv) the parties to each such designation shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Lender Register, a Designation Agreement. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Designation Agreement, the designee thereunder shall be a party hereto with a right to make Competitive Bid Loans as a Lender pursuant to section 2.4 and the obligations related thereto.

         (d) By executing and delivering a Designation Agreement, the Lender making the designation thereunder and its designee thereunder confirm and agree with each other and the other parties hereto as follows: (i) such Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower or any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such designee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in section 7.8(a) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into the Designation Agreement; (iv) such designee will, independently and without reliance upon the Administrative Agent, such designating Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such designee confirms that it is a Designated Bidder; (vi) such designee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such designee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

         (e) Upon its receipt of a Designation Agreement executed by a designating Lender and a designee representing that it is a Designated Bidder, the Administrative Agent shall, if such Designation Agreement has been properly completed, (i) accept such Designation Agreement, (ii) record the information contained therein in the Lender Register and (iii) give prompt notice thereof to the Borrower.

         (f) Notwithstanding any other provisions of this section 12.4, no transfer or assignment of the interests or obligations of any Lender hereunder or any grant of participation therein shall be permitted if such transfer, assignment or grant would require the Borrower to file a registration statement with the SEC or to qualify the Loans under the "Blue Sky" laws of any State.

         (g) Each Lender initially party to this Agreement hereby represents, and each person that became a Lender pursuant to an assignment permitted by this section 12.4 will, upon its becoming party to this Agreement, represent that it is a commercial lender, other financial institution or other "accredited" investor (as defined in SEC Regulation D) which makes or acquires loans in the ordinary course of its business and that it will make or acquire Loans for its own account in the ordinary course of such business, PROVIDED that subject to the preceding sections 12.4(a) and (b), the disposition of any promissory notes or other evidences of or interests in Indebtedness held by such Lender shall at all times be within its exclusive control.

         12.5. NO WAIVER: REMEDIES CUMULATIVE. No failure or delay on the part of the Administrative Agent or any Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Borrower and the Administrative Agent or any Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Administrative Agent or any Lender would otherwise have. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or the Lenders to any other or further action in any circumstances without notice or demand.

         12.6. PAYMENTS PRO RATA. (a) The Administrative Agent agrees that promptly after its receipt of each payment from or on behalf of the Borrower in respect of any Obligations, it shall distribute such payment to the Lenders (other than any Lender that has expressly waived in writing its right to receive its PRO RATA share thereof) PRO RATA based upon their respective shares, if any, of the Obligations with respect to which such payment was received. As to any such payment received by the Administrative Agent prior to 1:00 P.M. (local time at the Payment Office) in funds which are immediately available on such day, the Administrative Agent will use all reasonable efforts to distribute such payment in immediately available funds on the same day to the Lenders as aforesaid.

         (b) Each of the Lenders agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise) which is applicable to the payment of the principal of, or interest on, the Loans or Fees, of a sum which with respect to the related sum or sums received by other Lenders is in a greater proportion than the total of such Obligation then owed and due to such Lender bears to the total of such Obligation then owed and due to all of the Lenders immediately prior to such receipt, then such Lender receiving such excess payment shall purchase for cash without recourse or warranty from the other Lenders an interest in the Obligations to such Lenders in such amount as shall result in a proportional participation by all of the Lenders in such amount, PROVIDED that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

         (c) Notwithstanding anything to the contrary contained herein, the provisions of the preceding sections 12.6(a) and (b) shall be subject to the express provisions of this Agreement which require, or permit, differing payments to be made to Lenders which are not Defaulting Lenders, as opposed to Defaulting Lenders.

         12.7. CALCULATIONS: COMPUTATIONS. (a) The financial statements to be furnished to the Lenders pursuant hereto shall be made and prepared in accordance with GAAP consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Borrower to the Lenders); PROVIDED, that if at any time the computations determining compliance with section 9 utilize accounting principles different from those utilized in the financial statements furnished to the Lenders, such computations shall set forth in reasonable detail a description of the differences and the effect upon such computations.

         (b) All computations of interest on Loans hereunder and all computations of Facility Fees and other Fees hereunder shall be made on the actual number of days elapsed over a year of 360 days.

         12.8. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF OHIO. TO THE FULLEST EXTENT PERMITTED BY LAW, THE BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF OHIO GOVERNS THIS AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS. Any legal action or proceeding with respect to this Agreement or any other Credit Document may be brought in the Court of Common Pleas of Cuyahoga County, Ohio, or of the United States for the Northern District of Ohio, and, by execution and delivery of this Agreement, the Borrower hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Borrower hereby further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Borrower at its address for notices pursuant to section 12.3, such service to become effective 30 days after such mailing or at such earlier time as may be provided under applicable law. Nothing herein shall affect the right of the Administrative Agent or any Lender to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrower in any other jurisdiction.

         (b) The Borrower hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Credit Document brought in the courts referred to in section 12.8(a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

         (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

         12.9. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same agreement. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

         12.10. EFFECTIVENESS. This Agreement shall become effective on the date (the "EFFECTIVE DATE") on which the Borrower and each of the Lenders shall have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Administrative Agent at the Notice Office of the Administrative Agent or, in the case of the Lenders, shall have given to the Administrative Agent telephonic (confirmed in writing), written telex or facsimile transmission notice (actually received) at such office that the same has been signed and mailed to it.

         12.11. HEADINGS DESCRIPTIVE. The headings of the several sections and other portions of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

         12.12. AMENDMENT OR WAIVER. Neither this Agreement nor any terms hereof or thereof may be changed, waived, discharged or terminated UNLESS such change, waiver, discharge or termination is in writing signed by the Borrower and the Required Lenders, PROVIDED that no such change, waiver, discharge or termination shall, without the consent of each Lender (other than a Defaulting Lender) directly affected thereby, (i) extend any maturity date provided for herein (including any extension of any maturity date to be effected in accordance with section 4.3 hereof) applicable to a Loan or a Commitment under a Facility (it being understood that any waiver of the making of any mandatory prepayment of the Loans shall not constitute an extension of the maturity thereof), (ii) reduce the rate or extend the time of payment of interest or Fees (other than as a result of waiving the applicability of any post-default increase in interest rates or Fees), (iii) reduce the principal amount thereof, or increase any Commitment of any Lender over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of any mandatory prepayment or a mandatory reduction in the Total Commitment (or any component thereof) shall not constitute a change in the terms of any Commitment of any Lender), (iv) release the Borrower from any obligations as a guarantor of its Subsidiaries' obligations under any Credit Document, (v) change the definition of the term "Change of Control" or any of the provisions of section 5.2(d) which are applicable upon a Change of Control, (vi) change or waive the provisions of section 7.7(a) which would have the effect of depriving such Lender of its rights with respect to "hostile acquisitions" as contemplated by such section,
(vii) amend, modify or waive any provision of this section 12.12, or section 11.7, 12.1, 12.4, 12.6 or 12.7(b), or any other provision of any of the Credit Documents pursuant to which the consent or approval of all Lenders is by the terms of such provision explicitly required, (viii) reduce the percentage specified in, or otherwise modify, the definition of Required Lenders, or (ix) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement. No provision of section 11 may be amended without the consent of the Administrative Agent.

         12.13. SURVIVAL OF INDEMNITIES. All indemnities set forth herein including, without limitation, in section 2.10, 2.11, 11.7 or 12.1 shall survive the execution and delivery of this Agreement and the making and repayment of Loans.

         12.14. DOMICILE OF LOANS. Each Lender may transfer and carry its Loans at, to or for the account of any branch office, subsidiary or affiliate of such Lender, PROVIDED that the Borrower shall not be responsible for costs arising under section 2.9 resulting from any such transfer (other than a transfer pursuant to section 2.12) to the extent not otherwise applicable to such Lender prior to such transfer.

         12.15. CONFIDENTIALITY. Each Lender shall hold all non-public information obtained pursuant to the requirements of this Agreement which has been identified as such by the Borrower in accordance with its customary procedure for handling confidential information of this nature and in accordance with safe and sound banking practices. Notwithstanding the foregoing, any Lender may in any event may make disclosures of, and furnish copies of such information
(i) to another Lender; (ii) when reasonably required by any BONA FIDE transferee or participant in connection with the contemplated transfer of any Loans or Commitment or participation therein (PROVIDED that each such prospective transferee and/or participant shall execute an agreement for the benefit of the Borrower with such prospective transferor Lender and/or participant containing provisions substantially identical to those contained in this section 12.15);
(iii) to its parent corporation or corporations, and to its and their auditors and attorneys; and (iv) as required or requested by any governmental agency or representative thereof or pursuant to legal process, PROVIDED that, unless specifically prohibited by applicable law or court order, each Lender shall notify the Borrower of any request by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Lender by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information. In no event shall any Lender be obligated or required to return any materials furnished by or on behalf of the Borrower or any of its Subsidiaries. The Borrower hereby agrees that the failure of a Lender to comply with the provisions of this section 12.15 shall not relieve the Borrower of any of the obligations to such Lender under this Agreement and the other Credit Documents.

         12.16. LENDER REGISTER. The Borrower hereby designates the Administrative Agent to serve as its agent, solely for purposes of this section 12.16, to retain a copy of each Assignment Agreement and Designation Agreement delivered to and accepted by it and to maintain a register (the "LENDER REGISTER") on or in which it will record the names and addresses of the Lenders, and the Commitments from time to time of each of such Lenders, the Loans made to the Borrower by each of such Lenders and each repayment and prepayment in respect of the principal amount of such Loans of each such Lender. Failure to make any such recordation, or (absent manifest error) any error in such recordation, shall not affect the Borrower's obligations in respect of such Loans. With respect to any Lender, the transfer of any Commitment of such Lender and the rights to the principal of, and interest on, any Loan made pursuant to such Commitment or any Competitive Bid Borrowing shall not be effective until such transfer is recorded on the Lender Register maintained by the Administrative Agent with respect to ownership of such Commitment and Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitment and Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitment and Loans shall be recorded by the Administrative Agent on the Lender Register only upon the acceptance by the Administrative Agent of a properly executed and delivered Assignment Agreement or Designation Agreement pursuant to section 12.4(b), (c),
(d) or (e). The Borrower agrees to indemnify the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this section 12.16. The Lender Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

         12.17. NO DUTY. All attorneys, accountants, appraisers, consultants and other professional persons (including the firms or other entities on behalf of which any such person may act) retained by the Administrative Agent or any Lender with respect to the transactions contemplated by the Credit Documents shall have the right to act exclusively in the interest of the Administrative Agent or such Lender, as the case may be, and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to the Borrower, to any of its Subsidiaries, or to any other person, with respect to any matters within the scope of such representation or related to their activities in connection with such representation.

         12.18. LENDERS AND AGENT NOT FIDUCIARY TO BORROWER, ETC. The relationship among the Borrower and its Subsidiaries, on the one hand, and the Administrative Agent and the Lenders, on the other hand, is solely that of debtor and creditor, and the Administrative Agent and the Lenders have no fiduciary or other special relationship with the Borrower and its Subsidiaries, and no term or provision of any Credit Document, no course of dealing, no written or oral communication, or other action, shall be construed so as to deem such relationship to be other than that of debtor and creditor.

         12.19. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties herein shall survive the making of Loans hereunder, the execution and delivery of this Agreement, the Notes and the other documents the forms of which are attached as Exhibits hereto, the issue and delivery of the Notes, any disposition thereof by any holder thereof, and any investigation made by the Administrative Agent or any Lender or any other holder of any of the Notes or on its behalf. All statements contained in any certificate or other document delivered to the Administrative Agent or any Lender or any holder of any Notes by or on behalf of the Borrower or of its Subsidiaries pursuant hereto or otherwise specifically for use in connection with the transactions contemplated hereby shall constitute representations and warranties by the Borrower hereunder, made as of the respective dates specified therein or, if no date is specified, as of the respective dates furnished to the Administrative Agent or any Lender.


               [The balance of this page is intentionally blank.]

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


                                 THE STANDARD REGISTER COMPANY



                                 BY:
                                     -------------------------------------------
                                          SENIOR VICE PRESIDENT-ADMINISTRATION,
                                          TREASURER & CHIEF FINANCIAL OFFICER



                                 KEYBANK NATIONAL ASSOCIATION,
                                          INDIVIDUALLY AS A LENDER
                                          AND AS ADMINISTRATIVE AGENT



                                 BY:
                                     -------------------------------------------
                                          VICE PRESIDENT

                                     ANNEX I

                            INFORMATION AS TO LENDERS



==========================================================================================================================
   NAME OF LENDER          COMMITMENT               DOMESTIC LENDING OFFICE                EURODOLLAR LENDING OFFICE
--------------------------------------------------------------------------------------------------------------------------
KeyBank National                           KeyBank National Association               KeyBank National Association,
Association            GENERAL             Key Center                                    Cayman Islands Branch
                       REVOLVING           127 Public Square                          c/o KeyBank National Association
                       COMMITMENT:         Cleveland, Ohio 44114                      Key Center
                                                                                      127 Public Square
                       $300,000,000        CONTACTS/ NOTIFICATION METHODS:            Cleveland, Ohio 44114

                       SWING LINE          KeyBank National Association
                       REVOLVING           Key Center
                       COMMITMENT:         127 Public Square
                                           Cleveland, Ohio 44114
                       $50,000,000            Attn.: Large Corporate Group

                                           Facsimile: (216) 689-4981

                                           Michael Landini
                                           Vice President
                                           Direct Dial: (216) 689-5562
                                           Facsimile: (216) 689-4981

                                           CONTACT FOR BORROWINGS, PAYMENTS, ETC.:

                                           Loree Kuttler
                                           Large Corporate Group
                                           Phone:  (216) 689-0206
                                             FAX:  (216) 689-4981

                                           WIRING INFORMATION:

                                           ABA # 041 001 039
                                           Ref.: The Standard Register Company
                                           Attention:  Commercial Loan Operations

==========================================================================================================================

                                    ANNEX II

                         INFORMATION AS TO SUBSIDIARIES
                            (as of December 15, 1997,
                    but after giving pro forma effect to the
                      completion of the Uarco Acquisition)


=====================================================================================================================
                                                                                             PERCENTAGE OF
                                                                                          OUTSTANDING STOCK OR
NAME                          TYPE OF                       JURISDICTION                  OTHER EQUITY INTERESTS
OF SUBSIDIARY                 ORGANIZATION                  WHERE ORGANIZED               OWNED (INDICATING
                                                                                          WHETHER OWNED BY THE
                                                                                          BORROWER OR A SPECIFIED
                                                                                                SUBSIDIARY)
=====================================================================================================================
Settsu Holding Corp.          corporation                   Delaware                      Borrower--100%
---------------------------------------------------------------------------------------------------------------------
Settsu-Uarco Holdings,        corporation                   Delaware                      Settsu Holding Corp.--
Inc.                                                                                      100%
---------------------------------------------------------------------------------------------------------------------
Uarco Incorporated            corporation                   Delaware                      Settsu Holding Corp.--
                                                                                          100%
---------------------------------------------------------------------------------------------------------------------
United Autographic            corporation                   Illinois                      Uarco Incorporated--
---------------------------------------------------------------------------------------------------------------------
Register Co.                                                                              100%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

=====================================================================================================================

                                    ANNEX III

                      DESCRIPTION OF EXISTING INDEBTEDNESS



         1. Guaranty dated as of January 1, 1978 in the face amount of $4,600,000, issued by Borrower to the Commerce Union Bank, as Trustee, One Commerce Place, Nashville, Tennessee 37239, wherein Borrower unconditionally guaranteed (i) the prompt repayment of certain First Mortgage Industrial Revenue Bonds, Series A (the "Series A Bonds") in the face amount of $4,600,000, issued by The Industrial Development Board of Rutherford County, Tennessee, and (ii) the payment of all interest coupons upon the Series A Bonds. The unpaid principal balance of the Series A Bonds as of December 15, 1997 is $4,600,000. The Series A Bonds were issued by The Industrial Development Board of Rutherford County, Tennessee, to construct and equip a manufacturing facility in the City of Murfreesboro, County of Rutherford, State of Tennessee, which the Borrower is leasing from The Industrial Development Board of Rutherford County, Tennessee pursuant to a 25-year Lease Agreement dated as of January 1, 1978 (the "Lease") between The Industrial Development Board of Rutherford County, Tennessee, as Lessor, and Borrower, as Lessee. The Lease will terminate on January 1, 2003.

                                    ANNEX IV

                          DESCRIPTION OF EXISTING LIENS


         1. A Mortgage and Trust Indenture dated as of January 1, 1978 in the face amount of $4,600,000, between The Industrial Development Board of Rutherford County, Tennessee (the "Issuer"), and the Commerce Union Bank, as Trustee (the "Trustee") in which the issuer mortgaged to the Trustee a tract of real estate containing 15.45 acres of land (the "Premises") and certain described industrial equipment (the "Equipment") located in the City of Murfreesboro, County of Rutherford, State of Tennessee, as security for the repayment of certain First Mortgage Industrial Revenue Bonds, Series A in the face amount of $4,600,000 (the "Series A Bonds") and all interest coupons upon the Series A Bonds. The Series A Bonds were issued by the Issuer to construct a manufacturing facility (the "Manufacturing Facility") upon the Premises and to purchase the Equipment. The Borrower has leased the Manufacturing Facility and Equipment from the Issuer pursuant to a 25-year Lease Agreement dated as of January 1, 1978 (the "Lease"), between the Trustee, as Lessor, and Borrower, as Lessee. The Lease will terminate on January 1, 2003.

                                   EXHIBIT A-1


                             GENERAL REVOLVING NOTE


$_______________                                                Cleveland, Ohio
                                                                ________, 1997


         FOR VALUE RECEIVED, the undersigned THE STANDARD REGISTER COMPANY, an Ohio corporation (herein, together with its successors and assigns, the "BORROWER"), hereby promises to pay to the order of _________________________ (the "LENDER"), in lawful money of the United States of America in immediately available funds, at the Payment Office (such term and certain other terms used herein without definition shall have the meanings ascribed thereto in the Agreement referred to below) of KeyBank National Association (the "ADMINISTRATIVE AGENT"), on the General Revolving Maturity Date, the principal sum of ______________ DOLLARS ($________) or, if less, the then unpaid principal amount of all General Revolving Loans made by the Lender to the Borrower pursuant to the Agreement.

         The Borrower promises also to pay interest on the unpaid principal amount of each General Revolving Loan made by the Lender to the Borrower in like money at said office from the date hereof until paid at the rates and at the times provided in section 2.8 of the Agreement.

         This Note is one of the General Revolving Notes referred to in the Credit Agreement, dated as of December 15, 1997, among the Borrower, the financial institutions from time to time party thereto (including the Lender), and KeyBank National Association, as Administrative Agent (as from time to time in effect, the "AGREEMENT"), and is entitled to the benefits thereof and of the other Credit Documents. As provided in the Agreement, this Note is subject to mandatory prepayment prior to the General Revolving Maturity Date, in whole or in part.

         In case an Event of Default shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

         The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note. No failure to exercise, or delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of any such rights.

         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF OHIO.


                                THE STANDARD REGISTER COMPANY


                                By:
                                    -------------------------------------------
                                         Senior Vice President-Administration,
                                         Treasurer & Chief Financial Officer

                         LOANS AND PAYMENTS OF PRINCIPAL

=========================================================================================================================
                                                                              AMOUNT
                                                                                OF
      DATE              AMOUNT             TYPE                              PRINCIPAL          UNPAID
       OF                 OF                OF             INTEREST           PAID OR          PRINCIPAL           MADE
    NOTATION             LOAN              LOAN             PERIOD            PREPAID           BALANCE             BY
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

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-------------------------------------------------------------------------------------------------------------------------

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-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

=========================================================================================================================

                                   EXHIBIT A-2


                            SWING LINE REVOLVING NOTE


U.S.$________________                                          Cleveland, Ohio
                                                               _________, 1997

         FOR VALUE RECEIVED, the undersigned THE STANDARD REGISTER COMPANY, an Ohio corporation (herein, together with its successors and assigns, the "BORROWER"), hereby promises to pay to the order of _________________________ (the "LENDER"), in lawful money of the United States of America in immediately available funds, at the Payment Office (such term and certain other terms used herein without definition shall have the meanings ascribed thereto in the Agreement referred to below) of KeyBank National Association (the "ADMINISTRATIVE AGENT"), the principal sum of __________ DOLLARS ($________) or, if less, the then unpaid principal amount of all Swing Line Revolving Loans made by the Lender to the Borrower pursuant to the Agreement. The Borrower will pay the principal amount of any Swing Line Revolving Loan on the maturity date specified therefor in the Notice of Borrowing relating thereto, which maturity date shall in no event be more than 30 days following the date such Swing Line Revolving Loan was made.

         The Borrower promises also to pay interest on the unpaid principal amount of each Swing Line Revolving Loan made by the Lender in like money at said office from the date hereof until paid at the rates and at the times provided in section 2.8 of the Agreement.

         This Note is one of the Swing Line Revolving Notes referred to in the Credit Agreement, dated as of December 15, 1997, among the Borrower, the financial institutions from time to time party thereto (including the Lender), and KeyBank National Association, as Administrative Agent (as from time to time in effect, the "AGREEMENT"), and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). As provided in the Agreement, this Note is subject to mandatory prepayment prior to the maturity date of any Swing Line Revolving Loan, in whole or in part.

         In case an Event of Default shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

         The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note. No failure to exercise, or delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of any such rights.

         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF OHIO.


                                   THE STANDARD REGISTER COMPANY


                                   By:
                                       -----------------------------------------
                                           Senior Vice President-Administration,
                                           Treasurer & Chief Financial Officer

                         LOANS AND PAYMENTS OF PRINCIPAL

=======================================================================================================================
                                          TYPE                           AMOUNT
                                           OF                              OF
     DATE             AMOUNT              LOAN/                         PRINCIPAL          UNPAID
      OF                OF                 OR                            PAID OR          PRINCIPAL              MADE
   NOTATION            LOAN             INTEREST        MATURITY         PREPAID           BALANCE                BY
                                          RATE
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

=======================================================================================================================

                                   EXHIBIT A-3

                              COMPETITIVE BID NOTE

                                                                 Cleveland, Ohio
                                                                          [Date]

         FOR VALUE RECEIVED, the undersigned THE STANDARD REGISTER COMPANY, an Ohio corporation (herein, together with its successors and assigns, the "BORROWER"), hereby promises to pay to the order of _________________________ (the "LENDER"), in lawful money of the United States of America in immediately available funds, at the Payment Office (such term and certain other capitalized terms used herein without definition shall have the respective meaning ascribed thereto in the Agreement referred to below) of KeyBank National Association (the "ADMINISTRATIVE AGENT"), the principal amount of each Competitive Bid Loan made by the Lender to the Borrower pursuant to the Agreement on the date or dates provided therefor pursuant to the Agreement.

         The Borrower promises also to pay interest on the unpaid principal amount of each Competitive Bid Loan evidenced hereby in like money at said office from the date of such Competitive Bid Loan until paid, at the interest rate and at the times provided therefor pursuant to the Agreement.

         The Borrower shall have no right to prepay the principal amount of any Competitive Bid Loan evidenced hereby except as may be provided pursuant to the Agreement.

         If any amount payable hereunder in respect of any Competitive Bid Loan is not paid when due, the Borrower will pay to the Lender, on demand, interest on such overdue amount, from the due date until such amount is paid, at the rate of 2% per annum above the interest rate otherwise payable hereunder with respect thereto.

         This Note is one of the Competitive Bid Notes referred to in the Credit Agreement, dated as of December 15, 1997, among the Borrower, the financial institutions from time to time party thereto (including the Lender), and the Administrative Agent (as from time to time in effect, the "AGREEMENT"), and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement).

         In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

         The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note. No failure to exercise, or delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of any such rights.

         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF OHIO.

                                              THE STANDARD REGISTER COMPANY


                                              By:
                                                  ------------------------------
                                                       Title:

                         LOANS AND PAYMENTS OF PRINCIPAL

=======================================================================================================================
                                          TYPE                           AMOUNT
                                           OF                              OF
     DATE             AMOUNT              LOAN/                         PRINCIPAL          UNPAID
      OF                OF                 OR                            PAID OR          PRINCIPAL              MADE
   NOTATION            LOAN             INTEREST        MATURITY         PREPAID           BALANCE                BY
                                          RATE
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

=======================================================================================================================

                                   EXHIBIT B-1

                          NOTICE OF REVOLVING BORROWING



                                                       [Date]

KeyBank National Association,
         as Administrative Agent for the Lenders party
         to the Credit Agreement referred to below
127 Public Square
Cleveland, Ohio 44114
         Attention: Large Corporate Group
                    ---------------------

                  Re:      Notice of Revolving Borrowing
                           under Credit Agreement
                           ----------------------------------

Ladies and Gentlemen:

         The undersigned, The Standard Register Company (the "BORROWER"), refers to the Credit Agreement, dated as of December 15, 1997 (as amended from time to time, the "CREDIT AGREEMENT", the terms defined therein being used herein as therein defined), among the Borrower, the financial institutions from time to time party thereto (the "LENDERS"), and KeyBank National Association, as Administrative Agent for such Lenders, and hereby gives you notice, irrevocably, pursuant to section 2.2(a) of the Credit Agreement, that the undersigned hereby requests one or more Revolving Borrowings under the Credit Agreement, and in that connection sets forth in the schedule attached hereto the information relating to each such Borrowing (collectively the "PROPOSED BORROWING") as required by section 2.2(a) of the Credit Agreement.

         The Borrower hereby specifies that the Proposed Borrowing will consist of Loans as indicated in the schedule attached hereto.

         The Borrower hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

                  (A) the representations and warranties of the Borrower contained in the Credit Agreement are and will be true and correct in all material respects, before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, as though made on such date, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties were true and correct in all material respects as of the date when made; and

                  (B) no Default or Event of Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds thereof.

                                          Very truly yours,

                                          THE STANDARD REGISTER COMPANY


                                          By:
                                              ----------------------------------
                                                   Title:

                               BORROWING SCHEDULE


PROPOSED BORROWING #1:


=========================================================================================================================
     BUSINESS DAY
          OF                                                                                           INTEREST PERIOD
       PROPOSED                 FACILITY                  TYPE OF                 AGGREGATE             IF LOANS ARE
       BORROWING                                           LOANS                   AMOUNT                EURODOLLAR
                                                                                  OF LOANS                  LOANS
-------------------------------------------------------------------------------------------------------------------------
                         General Revolving       Prime Rate Loans                                     One Month
    ______, 19____       Loans
                                                 Eurodollar Loans               $____________         Two Months

                         Swing Line              Money Market Rate                                    Three Months
                         Revolving Loans         Loans with rate of
                                                 interest of ___% and                                 Six Months
                             [Circle one of      maturity of ____ days
                                 above]                                                                [Circle one of
                                                      [Circle and/or                                       above]
                                                      complete one of
                                                          above]
=========================================================================================================================




PROPOSED BORROWING #2:



=========================================================================================================================
     BUSINESS DAY
          OF                                                                                           INTEREST PERIOD
       PROPOSED                 FACILITY                  TYPE OF                 AGGREGATE             IF LOANS ARE
       BORROWING                                           LOANS                   AMOUNT                EURODOLLAR
                                                                                  OF LOANS                  LOANS
-------------------------------------------------------------------------------------------------------------------------
                         General Revolving       Prime Rate Loans                                     One Month
    ______, 19____       Loans
                                                 Eurodollar Loans               $____________         Two Months

                         Swing Line              Money Market Rate                                    Three Months
                         Revolving Loans         Loans with rate of
                                                 interest of ___% and                                 Six Months
                             [Circle one of      maturity of ____ days
                                 above]                                                                [Circle one of
                                                      [Circle and/or                                       above]
                                                      complete one of
                                                          above]
=========================================================================================================================

PROPOSED BORROWING #3:



=========================================================================================================================
     BUSINESS DAY
          OF                                                                                           INTEREST PERIOD
       PROPOSED                 FACILITY                  TYPE OF                 AGGREGATE             IF LOANS ARE
       BORROWING                                           LOANS                   AMOUNT                EURODOLLAR
                                                                                  OF LOANS                  LOANS
-------------------------------------------------------------------------------------------------------------------------
                         General Revolving       Prime Rate Loans                                     One Month
    ______, 19____       Loans
                                                 Eurodollar Loans               $____________         Two Months

                         Swing Line              Money Market Rate                                    Three Months
                         Revolving Loans         Loans with rate of
                                                 interest of ___% and                                 Six Months
                             [Circle one of      maturity of ____ days
                                 above]                                                                [Circle one of
                                                      [Circle and/or                                       above]
                                                      complete one of
                                                          above]
=========================================================================================================================




PROPOSED BORROWING #4:



=========================================================================================================================
     BUSINESS DAY
          OF                                                                                           INTEREST PERIOD
       PROPOSED                 FACILITY                  TYPE OF                 AGGREGATE             IF LOANS ARE
       BORROWING                                           LOANS                   AMOUNT                EURODOLLAR
                                                                                  OF LOANS                  LOANS
-------------------------------------------------------------------------------------------------------------------------
                         General Revolving       Prime Rate Loans                                     One Month
    ______, 19____       Loans
                                                 Eurodollar Loans               $____________         Two Months

                         Swing Line              Money Market Rate                                    Three Months
                         Revolving Loans         Loans with rate of
                                                 interest of ___% and                                 Six Months
                             [Circle one of      maturity of ____ days
                                 above]                                                                [Circle one of
                                                      [Circle and/or                                       above]
                                                      complete one of
                                                          above]
=========================================================================================================================

                                   EXHIBIT B-2

                       NOTICE OF COMPETITIVE BID BORROWING

                                                            [Date]

KeyBank National Association,
         as Administrative Agent for the Lenders party
         to the Credit Agreement referred to below
127 Public Square
Cleveland, Ohio 44114
         Attention: Large Corporate Group
                    ---------------------

                  Re:      Notice of Competitive Bid Borrowing
                           under Credit Agreement
                           -----------------------------------------

Ladies and Gentlemen:

         The undersigned, The Standard Register Company (the "BORROWER"), refers to the Credit Agreement, dated as of December 15, 1997 (as amended from time to time, the "CREDIT AGREEMENT", the terms defined therein being used herein as therein defined), among the Borrower, the financial institutions from time to time party thereto (the "LENDERS"), and KeyBank National Association, as Administrative Agent for such Lenders, and hereby gives you notice, pursuant to section 2.4(a) of the Credit Agreement, that the undersigned hereby requests a Competitive Bid Borrowing under the Credit Agreement, and in that connection sets forth the terms on which such Competitive Bid Borrowing (the "PROPOSED BORROWING") is requested to be made:

         (A)   Date of Proposed Borrowing:        _________________________.
         (B)   Amount of Proposed Borrowing:      $_______________.
         (C)   Maturity Date:                     _______________________.
         (D)   Interest Rate Basis:               _________________________.
         (E)   Interest Payment Date(s):          _________________________.
         (F)   Default Interest Rate:             ___% above the Interest Rate.
         (G)   _____________________:             ________________________.
         (H)   _____________________:             ________________________.

         The Borrower hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

                  (A) the representations and warranties of the Borrower contained in the Credit Agreement are and will be true and correct in all material respects, before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, as though made on such date, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties were true and correct in all material respects as of the date when made; and

                  (B) no Default or Event of Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds thereof.

                                           Very truly yours,

                                           THE STANDARD REGISTER COMPANY

                                           By:
                                               ---------------------------------
                                                    Title

                                   EXHIBIT B-3

                              NOTICE OF CONVERSION



                                                         [Date]




KeyBank National Association,
         as Administrative Agent for the Lenders party
         to the Credit Agreement referred to below
127 Public Square
Cleveland, Ohio 44114
         Attention: Large Corporate Group
                    ---------------------

         Re:      Notice of Conversion
                  of Outstanding General Revolving Loans
                  under the Credit Agreement
                  -----------------------------------------

Ladies and Gentlemen:

         The undersigned, The Standard Register Company (the "BORROWER"), refers to the Credit Agreement, dated as of December 15, 1997 (as amended from time to time, the "CREDIT AGREEMENT", the terms defined therein being used herein as therein defined), among the Borrower, the financial institutions from time to time party thereto (the "LENDERS"), and KeyBank National Association, as Administrative Agent for such Lenders, and hereby gives you notice, irrevocably, pursuant to section 2.7 of the Credit Agreement, that the undersigned hereby requests one or more conversions of General Revolving Loans of one Type into General Revolving Loans of another Type, pursuant to section 2.7 of the Credit Agreement, and in that connection sets forth in the schedule attached hereto the information relating to each such conversion.



                                               Very truly yours,

                                               THE STANDARD REGISTER COMPANY


                                               By:
                                                   -----------------------------
                                                        Title:

                               CONVERSION SCHEDULE







PROPOSED CONVERSION #1
         [OF THE LOANS DESCRIBED IN THE FIRST TABLE BELOW
         INTO LOANS DESCRIBED IN THE SECOND TABLE BELOW]


========================================================================================================================
                                                                                                INTEREST PERIOD
       DATE OF LOANS                                          AGGREGATE AMOUNT                   IF LOANS ARE
       AND FACILITY               TYPE OF LOANS                   OF LOANS                     EURODOLLAR LOANS
------------------------------------------------------------------------------------------------------------------------
                                                                                           One Month
    __________, 19____     Prime Rate Loans
                                                            $____________________          Two Months
General Revolving          Eurodollar Loans
Facility                                                                                   Three Months

                                                                                           Six Months
                                 [Circle One of
                                     Above]                                                     [Circle one of
                                                                                                    above]
========================================================================================================================




========================================================================================================================
                                                                                                INTEREST PERIOD
       DATE OF LOANS                                          AGGREGATE AMOUNT                   IF LOANS ARE
       AND FACILITY               TYPE OF LOANS                   OF LOANS                     EURODOLLAR LOANS
------------------------------------------------------------------------------------------------------------------------
                                                                                           One Month
    __________, 19____     Prime Rate Loans
                                                            $____________________          Two Months
General Revolving          Eurodollar Loans
Facility                                                                                   Three Months

                                                                                           Six Months
                                 [Circle One of
                                     Above]                                                     [Circle one of
                                                                                                    above]
========================================================================================================================

PROPOSED CONVERSION #2
         [OF THE LOANS DESCRIBED IN THE FIRST TABLE BELOW
         INTO LOANS DESCRIBED IN THE SECOND TABLE BELOW]



========================================================================================================================
                                                                                                INTEREST PERIOD
       DATE OF LOANS                                          AGGREGATE AMOUNT                   IF LOANS ARE
       AND FACILITY               TYPE OF LOANS                   OF LOANS                     EURODOLLAR LOANS
------------------------------------------------------------------------------------------------------------------------
                                                                                           One Month
    __________, 19____     Prime Rate Loans
                                                            $____________________          Two Months
General Revolving          Eurodollar Loans
Facility                                                                                   Three Months

                                                                                           Six Months
                                 [Circle One of
                                     Above]                                                     [Circle one of
                                                                                                    above]
========================================================================================================================




========================================================================================================================
                                                                                                INTEREST PERIOD
       DATE OF LOANS                                          AGGREGATE AMOUNT                   IF LOANS ARE
       AND FACILITY               TYPE OF LOANS                   OF LOANS                     EURODOLLAR LOANS
------------------------------------------------------------------------------------------------------------------------
                                                                                           One Month
    __________, 19____     Prime Rate Loans
                                                            $____________________          Two Months
General Revolving          Eurodollar Loans
Facility                                                                                   Three Months

                                                                                           Six Months
                                 [Circle One of
                                     Above]                                                     [Circle one of
                                                                                                    above]
========================================================================================================================

                                    EXHIBIT C


               FORM OF OPINION OF SPECIAL COUNSEL TO THE BORROWER




                                                               ________ __, 1997


To the Administrative Agent and
         each of the Lenders party
         to the Credit Agreement
         referred to below
c/o KeyBank National Association
Key Center
127 Public Square
Cleveland, Ohio 44114
         Attention: Large Corporate Group
                    ---------------------

                  Re:      U.S. $300,000,000 Credit Agreement
                           with The Standard Register Company
                           -----------------------------------------

Ladies and Gentlemen:

         We have acted as special counsel to The Standard Register Company, an Ohio corporation (the "BORROWER"), in connection with (i) the execution and delivery of the Credit Agreement, dated as of December 15, 1997 (the "CREDIT AGREEMENT"), among the Borrower, the financial institutions party thereto (the "LENDERS"), and KeyBank National Association, as Administrative Agent, and (ii) the transactions contemplated thereby. Unless otherwise indicated, capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement. This opinion letter is delivered by us to you at the request of the Borrower in accordance with the requirements of section 6.1(e) of the Credit Agreement.

         As such special counsel, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, records and matters of law as we have considered necessary as a basis for the opinions set forth herein, including without limitation the following:

                  (a) the Credit Agreement; and

                  (b) the General Revolving Note and the Swing Line Revolving Note delivered today pursuant to the Credit Agreement.

The documents referred to in clauses (a) and (b) above are herein sometimes referred to as the "CREDIT DOCUMENTS".

         In our examination we have assumed the genuineness of all signatures (other than as to the Borrower), the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such copies. As to questions of fact not independently verified by us we have relied, to the extent we deemed appropriate, upon representations and certificates of officers of the Borrower, public officials and other appropriate persons. All assumptions and statements of reliance as to factual matters herein have been made without any independent investigation or verification on our part except to the extent otherwise expressly stated, and we express no opinion with respect to the subject matter or accuracy of such assumptions or items relied upon.

         We understand that you have considered the applicability of fraudulent transfer laws to the transactions contemplated by the Credit Documents, as to which laws we express no opinion, and have satisfied yourself with respect thereto.

         Our examination of matters of law in connection with the opinions expressed herein has been limited to the federal laws of the United States and the laws of the State of Ohio, and, accordingly, no opinions expressed herein shall be deemed to cover any other laws.

         We have neither examined nor requested an examination of the indices or records of any court or governmental or other agency, authority, instrumentality or entity, nor have we made inquiry of any person or entity, except as expressly set forth in this opinion letter. In addition, we have not independently verified or investigated the accuracy or completeness of any factual information and, because the scope of our examination did not include such verification, we assume no responsibility for the accuracy or completeness of any such information.

         As used herein, "to our knowledge" shall mean to the actual knowledge of the lawyers who have been actively involved in the negotiation of the Credit Documents and the lawyers in our firm who are the current primary contacts for the Borrower at the firm.

         Based upon the foregoing and subject to the qualifications, assumptions and limitations contained in this opinion letter, we are of the opinion that:

                  1. CORPORATE STATUS, ETC. The Borrower (i) is a validly existing corporation under the laws of the State of Ohio and has the corporate power and authority to own its property and assets and to transact the business in which it is engaged and presently proposed to engage and (ii) to our knowledge, is duly qualified and is authorized to do business and is in good standing in each jurisdiction where it is required to be so qualified except where the failure to be so qualified would not have a Material Adverse Effect.

                  2. SUBSIDIARIES. To our knowledge, Annex II to the Credit Agreement correctly sets forth each Subsidiary of the Borrower and the direct and indirect ownership interest of the Borrower therein.

                  3. CORPORATE POWER AND AUTHORITY, ETC. The Borrower has the corporate power and authority to execute, deliver and carry out the terms and provisions of the Credit Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of the Credit Documents to which it is a party.

                  4. CREDIT DOCUMENTS. The Borrower has duly executed and delivered each Credit Document to which it is a party and each such Credit Document constitutes the legal, valid and binding agreement or obligation of the borrower enforceable against the Borrower in accordance with its terms, except to the extent that the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or similar laws, and related judicial doctrines, from time to time in effect affecting creditors' rights and remedies generally, (ii) general principles of equity (including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits on the availability of equitable remedies), whether such principles are considered in a proceeding at law or in equity, and (iii) the qualification that certain other provisions of such Credit Documents may be unenforceable in whole or in part under the laws (including judicial decisions) of the State of Ohio or other applicable jurisdictions, but the inclusion of such provisions does not affect the validity as against the Borrower of any of such Credit Documents as a whole, and such Credit Documents contain adequate provisions for enforcing payment of the obligations governed thereby and for the realization of the principal rights and benefits afforded thereby, subject to the other qualifications and limitations contained in this opinion letter.

                  5. NO VIOLATION. Neither the execution, delivery or performance by the Borrower of the Credit Documents to which it is a party nor compliance with the terms and provisions thereof, (i) will contravene any provision of any State of Ohio or United States federal law, statute, rule, regulation

         (including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System), or, to our knowledge, any order, writ, injunction or decree of any court or governmental instrumentality applicable to the Borrower or its properties and assets, (ii) will conflict or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Borrower or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, or other material agreement or other instrument, in each case of which we have knowledge to which the Borrower or any of its Subsidiaries is a party or by which it or any of its property or assets are bound or to which it may be subject, or
         (iii) will violate any provision of the articles of incorporation or code of regulations of the Borrower.

                  6. GOVERNMENTAL APPROVALS. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any Ohio or United States federal governmental or public body or authority, or any subdivision thereof, is required to authorize or is required as a condition to (i) the execution, delivery and performance by the Borrower of any Credit Document to which it is a party, or (ii) the legality, validity, binding effect or enforceability of any such Credit Document.

                  7. LITIGATION. To our knowledge, there are no actions, suits or proceedings pending or overtly threatened in writing with respect to the Borrower or any of its Subsidiaries (i) that have, or could reasonably be expected to have, a Material Adverse Effect, or (ii) which question the validity or enforceability of any of the Credit Documents, or of any action to be taken by the Borrower pursuant to any of the Credit Documents.

                  8. INVESTMENT COMPANY ACT, ETC. Neither the Borrower nor any of its Subsidiaries is subject to regulation with respect to the creation or incurrence of Indebtedness under the Investment Company Act of 1940, as amended, the Interstate Commerce Act, as amended, the Federal Power Act, as amended, the Public Utility Holding Company Act of 1935, as amended, or any applicable Ohio state public utility law.


                                    * * * * *


         The opinions set forth above are subject to the following assumptions, qualifications and limitations:

                  (a) We express no opinion as to the enforceability of any provision in the Credit Documents:

                           (i) relating to forum selection to the extent the
                  forum is a federal court;

                           (ii) relating to forum selection to the extent that
                  the enforceability of any such provision is to be determined by any court other than a court of the State of Ohio;

                           (iii) specifying that provisions thereof may be
                  waived only in writing, to the extent that an oral agreement or an implied agreement by trade practice or course of conduct has been created that modifies any provision of such Credit Documents;

                  (b) We express no opinion as to the enforceability of (i) any purported waiver, release, variation, disclaimer, consent or other agreement to similar effect (all of the foregoing, collectively, a "WAIVER") by the Borrower under any of the Credit Documents to the extent limited by sections 1-102(3) or 9-501(3) of the UCC or other provisions of applicable law (including judicial decisions), or to the extent that such a Waiver applies to a right, claim, duty, defense or ground for discharge otherwise existing or occurring as a matter of law (including judicial decisions), except to the extent that such a Waiver is effective under and is not prohibited by or void or invalid under section 9-501 of the UCC or other provisions of applicable law (including judicial decisions), or (ii) any Waiver by a guarantor or other surety insofar as it relates to causes or circumstances that would operate as a discharge or release of, or defense available to, a guarantor or other surety thereunder as a matter of law (including judicial decisions), except to the extent that such a Waiver is effective under and is not prohibited by or void or invalid under applicable law (including judicial decisions).

                  (c) We express no opinion as to the validity or enforceability of any provisions which may be contained in a guarantee or other suretyship document made by a guarantor or other surety, to the effect that amendments or other waivers or modifications of provisions of documents governing the underlying primary obligations will not affect the obligations of the guarantor or other surety, in circumstances where such any such amendment, waiver or other modification so radically changes the essential nature of the terms and conditions of the underlying primary obligations that, in effect, a new contract has arisen between the primary obligor and any person for whose benefit the underlying primary obligation was originally undertaken.

                  (d) Except as provided in paragraph 5 above with respect to compliance with Regulations G, T, U and X of the Board of Governors of the Federal Reserve System, we express no opinion as to the compliance or noncompliance, or the effect of the compliance or noncompliance, of any of the addressees or their assigns or participants with any state or federal laws or regulations applicable to any of them by reason of their status as or affiliation with a federally insured depository institution.

                  (e) We note for your information that, as a matter of public policy, provisions of documents obligating a party to pay costs and expenses of enforcement may not be given effect in a proceeding brought in the courts of the State of Ohio.

         This opinion letter is being furnished only to the addresses and is solely for their benefit and the benefit of their participants and assigns in connection with the transactions contemplated by the Credit Documents. This opinion letter may not be relied upon for any other purpose, or relied upon by any other person, firm or corporation for any purpose, without our prior written consent.


                                         Very truly yours,

                                    EXHIBIT D









                          ----------------------------

                                     FORM OF

                              ASSIGNMENT AGREEMENT

                          ----------------------------

                              ASSIGNMENT AGREEMENT

                               DATE:_____________


         Reference is made to the Credit Agreement described in Item 2 of Annex I annexed hereto (as such Credit Agreement may hereafter be amended, modified or supplemented from time to time, the "CREDIT AGREEMENT"). Unless defined in Annex I attached hereto, terms defined in the Credit Agreement are used herein as therein defined.

         _____________ (the "ASSIGNOR") and ______________ (the "ASSIGNEE")
hereby agree as follows:

         1. The Assignor hereby sells and assigns to the Assignee without recourse and without representation or warranty (other than as expressly provided herein), and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the date hereof which represents the percentage interest specified in Item 4 of Annex I (the "ASSIGNED SHARE") of all of Assignor's outstanding rights and obligations under the Credit Agreement indicated in Item 4 of Annex I, including, without limitation, all rights and obligations with respect to the Assigned Share of the Assignor's Commitment and of the Loans and the Notes held by the Assignor. After giving effect to such sale and assignment, the Assignee's Commitment will be as set forth in Item 4 of Annex I.

         2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any liens or security interests; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of its Subsidiaries or the performance or observance by the Borrower of any of its obligations under the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto.

         3. The Assignee (i) represents and warrants that it is duly authorized to enter into and perform the terms of this Assignment Agreement; (ii) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement;
(iii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; [and] (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender[; and (vi) to the extent legally entitled to do so, attaches the forms described in section 5.5 of the Credit Agreement.1

         4. Following the execution of this Assignment Agreement by the Assignor and the Assignee, an executed original hereof (together with all attachments) will be delivered to the Administrative Agent. The effective date of this Assignment Agreement shall be the date of execution hereof by the Assignor, the Assignee and the consent hereof by the Administrative Agent and the receipt by the Administrative Agent of the administrative fee referred to


---------------

1 If the Assignee is organized under the laws of a jurisdiction outside the United States.

in section 12.4(b) of the Credit Agreement, unless otherwise specified in Item 5 of Annex I hereto (the "SETTLEMENT DATE").

         5. Upon the delivery of a fully executed original hereof to the Administrative Agent, as of the Settlement Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment Agreement, have the rights and obligations of a Lender thereunder and under the other Credit Documents and (ii) the Assignor shall, to the extent provided in this Assignment Agreement, relinquish its rights and be released from its obligations under the Credit Agreement and the other Credit Documents.

         6. It is agreed that upon the effectiveness hereof, the Assignee shall be entitled to (x) all interest on the Assigned Share of the Loans at the rates specified in Item 6 of Annex I, and (y) all Facility Fee (if applicable) on the Assigned Share of the Commitment at the rate specified in Item 7 of Annex I, which, in each case, accrue on and after the Settlement Date, such interest and, if applicable, Facility Fee, to be paid by the Administrative Agent, upon receipt thereof from the Borrower, directly to the Assignee. It is further agreed that all payments of principal made by the Borrower on the Assigned Share of the Loans which occur on and after the Settlement Date will be paid directly by the Administrative Agent to the Assignee. Upon the Settlement Date, the Assignee shall pay to the Assignor an amount specified by the Assignor in writing which represents the Assigned Share of the principal amount of the respective Loans made by the Assignor pursuant to the Credit Agreement which are outstanding on the Settlement Date, net of any closing costs, and which are being assigned hereunder. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Settlement Date directly between themselves on the Settlement Date.

         7. THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF OHIO.

                                    *  *  *

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


[NAME OF ASSIGNOR],                             [NAME OF ASSIGNEE],
         as Assignor                                     as Assignee


By:                                             By:
   --------------------------------                -----------------------------
         Title:                                          Title:


Acknowledged and Agreed:

KEYBANK NATIONAL ASSOCIATION,
         as Administrative Agent


By:
    ------------------------------
         Vice President

                                                                         ANNEX I




                  ANNEX FOR ASSIGNMENT AND ASSUMPTION AGREEMENT

                                     ANNEX I




1.  The Borrower:                   THE STANDARD REGISTER COMPANY

2. Name and Date of Credit Agreement:

         Credit Agreement, dated as of December 15, 1997, among The Standard Register Company, the Lenders from time to time party thereto, and KeyBank National Association, as Administrative Agent.

3.  Date of Assignment Agreement:

                                         ,
                           --------- --- -----

4. Amounts (as of date of item #3 above):



================= ================= ================= ================= =================
                     General           General           Swing Line        Swing Line
                     Revolving         Revolving         Revolving         Revolving
                     Commitment        Loans             Commitment        Loans
-----------------------------------------------------------------------------------------
Aggregate
Amount for all         $______           $______           $______           $______
Lenders
-----------------------------------------------------------------------------------------

Assigned Share
                        _____%            _____%            _____%            _____%

-----------------------------------------------------------------------------------------

Amount of
Assigned Share         $______           $______           $______           $______

================= ================= ================= ================= =================


5.  Settlement Date:

         --------- ---, ---

6.       Rate of Interest
         to the Assignee:           As set forth in section 2.8 of the Credit
                                    Agreement (unless otherwise agreed to by the Assignor and the Assignee).2


--------------------

2 The Borrower and the Administrative Agent shall direct the entire amount of the interest to the Assignee at the rate set forth in section
         2.8 of the Credit Agreement, with the Assignor and Assignee effecting any agreed upon sharing of interest through payments by the Assignee to the Assignor.

7.       Facility
         Fee: As set forth in section 4.1(a) of the Credit Agreement (unless otherwise agreed to by the Assignor and the Assignee).3


8.       Notices:

ASSIGNOR:                                            ASSIGNEE:

----------------------                               ----------------------

----------------------                               ----------------------

----------------------                               ----------------------
Attention:                                           Attention:
Telephone No.:                                       Telephone No.:
Facsimile No.:                                       Facsimile No.:


9.       Payment Instructions:

ASSIGNOR:                                            ASSIGNEE:

----------------------                               ----------------------

----------------------                               ----------------------

----------------------                               ----------------------
ABA No.:                                             ABA No.:
Account No.:                                         Account No.:
Reference:                                           Reference:
Attention:                                           Attention:






----------------------

3 The Borrower and the Administrative Agent shall direct the entire amount of the Facility Fee to the Assignee at the rate set forth in section 4.1(a) of the Credit Agreement, with the Assignor and the Assignee effecting any agreed upon sharing of Facility Fee through payment by the Assignee to the Assignor.

                                    EXHIBIT E







                          ----------------------------

                                     FORM OF

                              DESIGNATION AGREEMENT

                          ----------------------------

                              DESIGNATION AGREEMENT

                              Dated _______, 19___


         Reference is made to the Credit Agreement, dated as of December 15, 1997 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among The Standard Register Company, an Ohio corporation (herein, together with its successors and assigns, the "BORROWER"), the Lenders (as defined in the Credit Agreement), and KeyBank National Association, as Administrative Agent for the Lenders (the "ADMINISTRATIVE AGENT").
Terms defined in the Credit Agreement are used herein with the same meaning.

         __________(the "DESIGNATOR") and ________ (the "DESIGNEE") agree as follows:

         1. The Designator hereby designates the Designee, and the Designee hereby accepts such designation, to have a right to make Competitive Bid Loans pursuant to section 2.5 of the Credit Agreement.

         2. The Designator makes no representation or warranty and assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto and
(ii) the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto.

         3. The Designee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in section 7.8(a) thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Designation Agreement and, if the Designee is an insurance company, represents and warrants that the designation hereunder shall not constitute or otherwise result in any prohibited transaction under Section 406 of ERISA or Section 4975 of the Internal Revenue Code; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Designator or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is a Designated Bidder; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; and (vi) specifies as its Applicable Lending Office with respect to Competitive Bid Loans (and address for notices) the offices set forth beneath its name on the signature pages hereof.

         4. Following the execution of this Designation Agreement by the Designator and its Designee, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent. The effective date of this Designation Agreement shall be the date of acceptance thereof by the Administrative Agent (the "EFFECTIVE DATE").

         5. Upon such acceptance and recording by the Administrative Agent, as of the Effective Date, the Designee shall be a party to the Credit Agreement with a right to make Competitive Bid Loans as a Lender pursuant to section 2.4 of the Credit Agreement and the rights and obligations of a Lender related thereto.

         6. This Designation Agreement shall be governed by, and construed in accordance with, the laws of the State of Ohio.

         7. This Designation Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Designation Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                                        [NAME OF DESIGNATOR]


                                        By:
                                           -------------------------------------
                                                 Vice President


                                        [NAME OF DESIGNEE]


                                        By:
                                           -------------------------------------
                                                 Vice President

                                        Applicable Lending Office (and address
                                            for notices):

                                            [Address]

Accepted this  __ day
of  ________, 19___

KEYBANK NATIONAL ASSOCIATION,
         as Administrative Agent


By:
    -------------------------------
         Vice President



                                       2